Exhibit 10.5

INTERCREDITOR AGREEMENT

dated as of March 17, 2014

among

INTERLINE BRANDS, INC.,

a New Jersey corporation,

as Company,

INTERLINE BRANDS, INC.,

a Delaware corporation,

as Holdings

and

the other GRANTORS from time to time party hereto,

BANK OF AMERICA, N.A.,

as Revolving Facility Agent,

and

BARCLAYS BANK PLC,

as First Lien Administrative Agent and as First Lien Security Agent

i

SECTION 7.	APPLICATION OF PROCEEDS	103

7.1.	Application of Proceeds in Distributions by the First Lien Security Agent	103

7.2.	Application of Proceeds in Distributions by the Revolving Facility Agent	105

7.3.	Application of Proceeds in Distributions by the Second Lien Security Agent	107

7.4.	Mixed Collateral Proceeds	108

SECTION 8.	MISCELLANEOUS	109

8.1.	Conflicts	109

8.2.	Effectiveness; Continuing Nature of this Agreement; Severability	109

8.3.	Amendments; Waivers	110

8.4.	Information Concerning Financial Condition of Holdings, the Company and its Subsidiaries	111

8.5.	Submission to Jurisdiction; Waivers	112

8.6.	Notices	113

8.7.	Further Assurances	113

8.8.	APPLICABLE LAW	113

8.9.	Binding on Successors and Assigns	114

8.10.	Specific Performance	114

8.11.	Headings	114

8.12.	Counterparts	114

8.13.	Authorization; No Conflict	114

8.14.	No Third Party Beneficiaries	114

8.15.	Provisions Solely to Define Relative Rights	114

8.16.	Additional Grantors	115

8.17.	Avoidance Issues	116

8.18.	Subrogation	116

8.19.	Additional Lien Obligations	118

8.20.	Agreement Among Secured Parties to Coordinate Enforcement	118

Exhibit A Form of Intercreditor Agreement Joinder

ii

This INTERCREDITOR AGREEMENT is dated as of March 17, 2014 and is by and among Interline Brands, Inc., a New Jersey corporation (the “Company”), Interline Brands, Inc., a Delaware corporation (“Holdings”), the other Grantors (as defined in Section 1.1) from time to time party hereto, Bank of America, N.A. (“Bank of America”), as Revolving Facility Agent (as defined below) and Barclays Bank PLC (“Barclays”), as First Lien Administrative Agent and as First Lien Security Agent (each, as defined below). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in Section 1 below.

RECITALS:

WHEREAS, Holdings, the Company and each other Grantor have entered into that certain Credit Agreement, dated as of September 7, 2012, as amended as of the date hereof (as further amended, restated, supplemented or otherwise modified from time to time, the “Revolving Facility Credit Agreement”), among Holdings, the Company, each other Grantor, the lenders from time to time party thereto, Bank of America, as administrative agent (in such capacity, the “Revolving Facility Agent”), and the other parties referred to therein;

WHEREAS, pursuant to the various Revolving Facility Documents, (i) the Grantors are either borrowers of, or have provided guarantees for, the Revolving Facility Obligations and (ii) certain of the Grantors have provided security for the Revolving Facility Obligations;

WHEREAS, Holdings, the Company and each other Grantor have entered into that certain First Lien Term Loan Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among Holdings, the Company, each other Grantor, the lenders from time to time party thereto, Barclays, as administrative agent (the “First Lien Administrative Agent”), Barclays, as collateral agent (the “First Lien Security Agent”) and the other parties referred to therein;

WHEREAS, pursuant to the various First Lien Documents, (i) the Grantors are either borrowers of, or have provided guarantees for, the First Lien Obligations and (ii) certain of the Grantors have provided security for the First Lien Obligations;

WHEREAS, Holdings, the Company and each other Grantor may, after the date hereof, enter into one or more Additional Second Lien Obligations Agreements;

WHEREAS, pursuant to the various Second Lien Documents, (i) certain of the Grantors may provide guarantees for the Second Lien Obligations and (ii) certain of the Grantors may provide security for the Second Lien Obligations;

WHEREAS, the Company and the other Grantors intend to secure the Revolving Facility Obligations under the Revolving Facility Credit Agreement and any other Revolving Facility Documents (in each case, including any Permitted Refinancing thereof) with a First Priority Lien on the Revolving Facility Priority Collateral and a Third Priority Lien (or a Second Priority Lien at all times prior to the issuance of any Additional Second Lien Obligations) on the Notes Priority Collateral;

WHEREAS, the Company and the other Grantors intend to secure the First Lien Obligations under the First Lien Credit Agreement and any other First Lien Documents (in each case, including any Permitted Refinancing thereof) with a First Priority Lien on the Notes Priority Collateral and a Second Priority Lien on the Revolving Facility Priority Collateral;

WHEREAS, the Company and the other Grantors intend to secure the Second Lien Obligations under any Additional Second Lien Obligations Agreement and any other Second Lien Documents (in each case, including any Permitted Refinancing thereof) with a Second Priority Lien on the Notes Priority Collateral and a Third Priority Lien on the Revolving Facility Priority Collateral.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	Definitions.

1.1. Defined Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

“Account” shall have the meaning set forth in Article 9 of the UCC.

“Additional First Lien Obligations” means obligations with respect to Indebtedness of the Company or any other applicable Grantor arising after the date of this Agreement intended to be secured by Liens on the Collateral ranking pari passu in right of security with the Liens securing the First Lien Obligations and documented in an agreement other than any agreement governing any then extant First Lien Obligations (which additional obligations, for the absence of doubt, may include any “Incremental Facilities”, “Additional Revolving Facilities”, “Replacement Revolving Facilities” and/or “Replacement Term Loans” (each, as defined in the First Lien Credit Agreement)) to the extent (a) such Indebtedness is not expressly prohibited by the terms of the First Lien Credit Agreement, the Revolving Facility Credit Agreement and each then extant Additional First Lien Obligations Agreement and Additional Second Lien Obligations Agreement from being secured by Liens on the Collateral ranking pari passu in right of security with the Liens securing the First Lien Obligations, (b) the Grantors have granted Liens on the Collateral to secure the obligations in respect of such Indebtedness and (c) the applicable Additional First Lien Obligations Agent, for the holders of such indebtedness, has entered into (I) an Intercreditor Agreement Joinder on behalf of the holders of such indebtedness pursuant to Section 8.19 and (II) a First Lien Parity Intercreditor Agreement, in each case, acknowledging that such holders shall be bound by the terms hereof and thereof applicable to First Lien Secured Parties.

“Additional First Lien Obligations Agent” means each Person appointed to act as trustee, agent or representative for the holders of the applicable Additional First Lien Obligations pursuant to any Additional First Lien Obligations Agreement.

“Additional First Lien Obligations Agreement” means (i) the indenture, credit agreement or other agreement under which any Additional First Lien Obligations are incurred that are designated as Additional First Lien Obligations pursuant to Section 8.19 and (ii) any other

“Loan Documents” or “Financing Documents” (or similar term as may be defined or referred to in the foregoing or other agreements, documents and instruments executed in connection therewith, in each case, as Refinanced from time to time in accordance with the terms thereof and hereof).

“Additional First Lien Obligations Secured Parties” means, at any relevant time, the lenders, creditors and secured parties under any Additional First Lien Obligations Agreements, any Additional First Lien Obligations Agent and the other agents under any Additional First Lien Obligations Agreement, in each case, in their capacities as such.

“Additional Lien Obligations” means, collectively, the Additional First Lien Obligations and the Additional Second Lien Obligations.

“Additional Lien Obligations Agent” means the Additional First Lien Obligations Agent and/or the Additional Second Lien Obligations Agent, as applicable.

“Additional Second Lien Obligations” means obligations with respect to Indebtedness of the Company or any other applicable Grantor arising after the date of this Agreement and intended to be secured by Second Priority Liens on the Notes Priority Collateral and by Third Priority Liens on the Revolving Facility Priority Collateral to the extent (a) such Indebtedness is not expressly prohibited by the terms of the First Lien Credit Agreement, the Revolving Facility Credit Agreement and each then extant Additional First Lien Obligations Agreement and Additional Second Lien Obligations Agreement from being secured by such Liens and Liens on the Collateral ranking, if applicable, pari passu in right of security with the Liens securing any other Second Lien Obligations, (b) the Grantors have granted Liens on the Collateral to secure the obligations in respect of such Indebtedness and (c) the applicable Additional Second Lien Obligations Agent, for the holders of such indebtedness, has entered into (I) an Intercreditor Agreement Joinder on behalf of the holders of such indebtedness pursuant to Section 8.19 and (II) to the extent there are any then extant Second Lien Obligations then outstanding, a Second Lien Parity Intercreditor Agreement, in each case, acknowledging that such holders shall be bound by the terms hereof and thereof applicable to Second Lien Secured Parties.

“Additional Second Lien Obligations Agent” means each Person appointed to act as trustee, agent or representative for the holders of the applicable Additional Second Lien Obligations pursuant to any Additional Second Lien Obligations Agreement.

“Additional Second Lien Obligations Agreement” means (i) the indenture, credit agreement or other agreement under which any Additional Second Lien Obligations are incurred that are designated as Additional Second Lien Obligations pursuant to Section 8.19 and (ii) any other “Loan Documents” or “Financing Documents” (or similar term as may be defined or referred to in the foregoing or other agreements, documents and instruments executed in connection therewith, in each case, as Refinanced from time to time in accordance with the terms thereof and hereof).

“Administrative Agents” shall mean the Revolving Facility Agent, the First Lien Administrative Agent and each Additional Second Lien Obligations Agent.

“Agents” shall mean the Administrative Agents and the Security Agents.

“Agreement” shall mean this Intercreditor Agreement.

“Bank of America” shall have the meaning set forth in the introductory paragraph hereof.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy.”

“Barclays” shall have the meaning set forth in the introductory paragraph hereof.

“Borrowing Base” means the sum of (i) 85% of the book value of accounts receivable of Holdings and its Subsidiaries on a consolidated basis plus (ii) 60% of the book value of the inventory of Holdings and its Subsidiaries on a consolidated basis.

“Business Day” shall mean any day that is not a Saturday or Sunday or any other day on which commercial banks in New York City are authorized or required by law to close.

“Capital Lease” shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or is required to be accounted for as a capital lease on the balance sheet of that Person.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding for the avoidance of doubt any Indebtedness convertible into or exchangeable for any of the foregoing.

“Cash” shall mean money, currency or a credit balance in any demand or Deposit Account.

“Cash Proceeds” shall mean all Proceeds of any Collateral received by any Grantor or Secured Party consisting of Cash and checks.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Collateral” shall mean, collectively for all Grantors, any and all property of each Grantor subject to a Lien under the Security Documents and any and all other property of such Grantor, now existing or hereafter acquired, that is or becomes subject to a Lien pursuant to any of the Security Documents.

“Collateral Support” shall mean all property (real or personal) collaterally assigned for the purpose of, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a Lien or security interest in such real or personal property.

“Commercial Tort Claim” shall have the meaning set forth in Article 9 of the UCC.

“Commodity Account” shall have the meaning set forth in Article 9 of the UCC.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Comparable First Lien Security Document” shall mean, in relation to any Collateral subject to any Lien created under any Revolving Facility Security Document, that First Lien Document which creates (or purports to create) a Lien on the same Collateral, granted by the same Grantor, as the same may be Refinanced from time to time in accordance with the terms hereof, thereof and the Credit Agreements.

“Comparable Revolving Facility Security Document” shall mean, in relation to any Collateral subject to any Lien created under any First Lien Security Document or Second Lien Security Document, that Revolving Facility Document which creates (or purports to create) a Lien on the same Collateral, granted by the same Grantor, as the same may be Refinanced from time to time in accordance with the terms hereof, thereof and the Credit Agreements.

“Comparable Second Lien Security Document” shall mean, in relation to any Collateral subject to any Lien created under any Revolving Facility Security Document or First Lien Security Document, that Second Lien Document which creates (or purports to create) a Lien on the same Collateral, granted by the same Grantor, as the same may be Refinanced from time to time in accordance with the terms hereof, thereof and the Credit Agreements.

“Copyrights” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all domestic rights corresponding to any of the foregoing.

“Credit Agreements” shall mean the Revolving Facility Credit Agreement, the First Lien Credit Agreement and each Additional Second Lien Obligations Agreement.

“Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Defaulting First Lien Secured Party” shall have the meaning set forth in Section 3.4(l)(iv).

“Defaulting Revolving Facility Secured Party” shall have the meaning set forth in Section 4.4(j)(iv).

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of Holdings or its subsidiaries shall be a Derivative Transaction.

“Directing First Lien Security Agent” means (a) the First Lien Security Agent unless (and until) the Discharge of First Lien Obligations has occurred solely with respect to the First Lien Obligations under the First Lien Credit Agreement and the First Lien Documents with respect thereto and (b) thereafter, the First Lien Security Agent designated in writing by the holders of a majority of the then outstanding principal amount of the First Lien Obligations to, from time to time, act as Directing First Lien Security Agent hereunder.

“Directing Second Lien Security Agent” means (a) from such time as Additional Second Lien Obligations are first incurred under any Additional Second Lien Obligations Agreement, the Additional Second Lien Obligations Agent with respect to such Additional Second Lien Obligations unless (and until) the Discharge of Second Lien Obligations has occurred solely with respect to the Additional Second Lien Obligations under such Additional Second Lien Obligations Agreement and the Second Lien Documents with respect thereto, and (b) thereafter, the Second Lien Security Agent designated in writing by the holders of a majority of the then outstanding principal amount of the Second Lien Obligations to, from time to time, act as Directing Second Lien Security Agent hereunder.

“Directing Security Agent” means any of the Directing First Lien Security Agent, the Revolving Facility Agent or the Directing Second Lien Security Agent, as the case may be.

“Discharge of First Lien Obligations” shall mean, except to the extent otherwise provided in Section 3.4(j), the occurrence of all of the following:

(i) termination or expiration of all commitments to extend credit that would constitute (prior to such termination or expiration) First Lien Priority Obligations;

(ii) payment in full in cash of the outstanding principal of, and interest (including any Post-Petition Interest) and premium (if any) in respect of, all First Lien Priority Obligations (other than any undrawn letters of credit);

(iii) discharge, cash collateralization or back-stopping (in an amount equal to 103% of the aggregate undrawn amount) of all outstanding letters of credit constituting First Lien Priority Obligations;

(iv) payment in full in cash of all other First Lien Priority Obligations that are outstanding and unpaid at the time the termination, expiration, cash collateralization and/or back-stopping set forth in clauses (i) through (iii) above have occurred (other than any obligations for taxes, costs, indemnifications and other contingent liabilities in respect of which no claim or demand for payment has been made at such time); and

(v) adequate provision has been made for any contingent or unliquidated First Lien Priority Obligations for which a claim has been made against (or identified by) the First Lien Secured Parties and indemnification or payment is required under the First Lien Documents, including First Lien Bank Product Obligations and First Lien Secured Hedging Obligations; provided that the Discharge of First Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other First Lien Priority Obligations that constitute an exchange or replacement for or a Refinancing of such First Lien Priority Obligations.

Upon the satisfaction of the conditions set forth in clauses (i) through (v) with respect to any First Lien Priority Obligations, the applicable First Lien Security Agent agrees to promptly deliver to the other First Lien Security Agents, the Revolving Facility Agent and the Second Lien Security Agents written notice of the same.

“Discharge of Revolving Facility Obligations” shall mean, except to the extent otherwise provided in Section 4.4(i), the occurrence of all of the following:

(i) termination or expiration of all commitments to extend credit that would constitute (prior to such termination or expiration) Revolving Facility Priority Obligations;

(ii) payment in full in cash of the outstanding principal of, and interest (including any Post-Petition Interest) and premium (if any) in respect of, all Revolving Facility Priority Obligations (other than any undrawn letters of credit);

(iii) discharge, cash collateralization or back-stopping (in an amount equal to 103% of the aggregate undrawn amount) of all outstanding letters of credit constituting Revolving Facility Priority Obligations;

(iv) payment in full in cash of all other Revolving Facility Priority Obligations that are outstanding and unpaid at the time the termination, expiration, discharge, cash collateralization and/or back-stopping set forth in clauses (i) through (iii) above have occurred (other than any obligations for taxes, costs, indemnifications and other contingent liabilities in respect of which no claim or demand for payment has been made at such time); and

(v) adequate provision has been made for any contingent or unliquidated Revolving Facility Obligations for which a claim has been made against (or identified by) the Revolving Facility Secured Parties and indemnification or payment is required under the Revolving Facility Documents, including Revolving Facility Bank Product Obligations and Revolving Facility Secured Hedging Obligations; provided that the Discharge of Revolving Facility Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other Revolving Facility Priority Obligations that constitute an exchange or replacement for or a Refinancing of such Revolving Facility Priority Obligations.

Upon the satisfaction of the conditions set forth in clauses (i) through (v) with respect to any Revolving Facility Priority Obligations, the Revolving Facility Agent agrees to promptly deliver to the First Lien Security Agents and the Second Lien Security Agents written notice of the same.

“Discharge of Second Lien Obligations” shall mean, except to the extent otherwise provided in Section 3.4(k), if any Additional Second Lien Obligations have been issued, the occurrence of all of the following:

(i) termination or expiration of all commitments to extend credit that would constitute (prior to such termination or expiration) Second Lien Priority Obligations;

(ii) payment in full in cash of the outstanding principal of, and interest (including any Post-Petition Interest) and premium (if any) in respect of, all Second Lien Priority Obligations;

(iii) payment in full in cash of all other Second Lien Priority Obligations that are outstanding and unpaid at the time the termination, expiration and/or discharge set forth in clauses (i) and (ii) above have occurred (other than any obligations for taxes, costs, indemnifications and other contingent liabilities in respect of which no claim or demand for payment has been made at such time); and

(iv) adequate provision has been made for any contingent or unliquidated Second Lien Priority Obligations for which a claim has been made against (or identified by) the Second Lien Secured Parties and indemnification or payment is required under the Second Lien Documents; provided that the Discharge of Second Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other Second Lien Priority Obligations that constitute an exchange or replacement for or a Refinancing of such Second Lien Priority Obligations.

Upon the satisfaction of the conditions set forth in clauses (i) through (iv) with respect to any Second Lien Priority Obligation, the applicable Second Lien Security Agent agrees to promptly deliver to the other Second Lien Security Agents, the Revolving Facility Agent and the First Lien Security Agents written notice of the same.

“Document” shall have the meaning set forth in Article 9 of the UCC.

“Domestic Subsidiary” shall mean any Subsidiary incorporated or organized under the laws of the U.S., any State thereof or the District of Columbia.

“Electronic Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Eligible First Lien Purchaser” shall have the meaning set forth in Section 3.4(l).

“Eligible Revolving Facility Purchaser” shall have the meaning set forth in Section 4.4(j).

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Excess First Lien Obligations” shall mean any Indebtedness and other obligations that would constitute First Lien Priority Obligations but for the exclusion therefrom pursuant to the proviso in the definition of “First Lien Obligations”.

“Excess Revolving Facility Obligations” shall mean any Indebtedness and other obligations that would constitute Revolving Facility Priority Obligations but for the exclusion therefrom pursuant to the proviso in the definition of “Revolving Facility Obligations”.

“Excess Second Lien Obligations” shall mean any Indebtedness and other obligations that would constitute Second Lien Priority Obligations but for the exclusion therefrom pursuant to the proviso in the definition of “Second Lien Obligations”.

“First Lien” shall mean any Lien created by the First Lien Security Documents.

“First Lien Administrative Agent” shall have the meaning set forth in the recitals hereto.

“First Lien Bank Product Agreements” shall mean each agreement or other document governing or evidencing First Lien Bank Product Obligations.

“First Lien Bank Product Creditor” shall mean each provider of “Banking Services” (as that term is defined in the First Lien Credit Agreement (as in effect on the date hereof)).

“First Lien Bank Product Obligations” shall mean the “Banking Services Obligations” (as that term is defined in the First Lien Credit Agreement (as in effect on the date hereof)) which are designated under the First Lien Credit Agreement by the First Lien Bank Product Creditor in writing to the First Lien Administrative Agent as First Lien Obligations and are not also Revolving Facility Obligations.

“First Lien Credit Agreement” shall have the meaning set forth in the recitals hereto.

“First Lien Debt Cap” shall mean the result of (i) $350,000,000, plus (ii) the product of (x) such additional amounts permitted to be incurred by the Company and/or the other Grantors under, or pursuant to, all “Incremental Facilities” and “Incremental Equivalent Debt” (each, as defined in the First Lien Credit Agreement) pursuant to Section 2.21, Section 2.22, Section 9.02(c) and Section 6.01(x) of the First Lien Credit Agreement (as in effect on the date hereof) or pursuant to any similar terms in any Additional First Lien Obligations Agreement and any similar or corresponding provisions in any Refinancing thereof to the extent such similar or corresponding provisions do not permit an aggregate principal amount of Indebtedness in excess of an amount permitted under the First Lien Credit Agreement (as in effect on the date hereof) multiplied by (y) 115%, plus (iii) the amount of any accrued and unpaid interest, paid in kind amounts and premium on any Indebtedness under the First Lien Credit Agreement or any Additional First Lien Obligations Agreement added to principal in connection with a Permitted Refinancing thereof plus fees and expenses incurred in connection therewith, minus (iv) the aggregate amount of all mandatory prepayments of the principal of the First Lien Obligations under the First Lien Documents (pursuant to any asset sale or condemnation event (subject, to the extent such First Lien Obligations represent revolving loans, to permanent reductions of the revolving commitments with respect thereto) but excluding any mandatory prepayment of such First Lien Obligations in connection with a Permitted Refinancing thereof). For the avoidance of doubt, First Lien Bank Product Obligations and First Lien Secured Hedging Obligations shall not be subject to the First Lien Debt Cap.

“First Lien DIP Financing” shall have the meaning set forth in Section 3.5(a).

“First Lien Documents” shall mean (x) the First Lien Credit Agreement and the other Loan Documents (as defined in the First Lien Credit Agreement), (y) each First Lien Secured Hedging Agreement and First Lien Bank Product Agreement and (z) each of the other agreements, documents and instruments (including any Additional First Lien Obligations Agreement) providing for or evidencing any First Lien Obligation (including any Permitted Refinancing of any First Lien Obligation), as each may be Refinanced from time to time in accordance with the provisions of this Agreement (but excluding, for the avoidance of doubt, any documents entered into in connection with a Revolving Facility DIP Financing, a First Lien DIP Financing or a First Lien Revolving Facility Priority Collateral DIP Financing). It being understood that for purposes of Section 3.4(e), the term “First Lien Documents” shall not include any First Lien Secured Hedging Agreement or First Lien Bank Product Agreement or any other agreements of the type described in clause (z) relating to agreements described in clause (y) of the foregoing sentence.

“First Lien Obligations” shall mean (a) all obligations (including guaranty obligations) of every nature of each Grantor, from time to time owed to the First Lien Secured Parties or any of them, under any First Lien Document (including any First Lien Document in respect of a Permitted Refinancing of any First Lien Obligations), including all “Secured Obligations” or similar term as defined in the First Lien Credit Agreement and whether for principal, premium, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Person, would have accrued on any First Lien Obligation (including any Permitted Refinancing of any First Lien Obligations) at the rate provided in the respective documentation, whether or not a claim is allowed against Holdings or any of its

Subsidiaries for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under (and obligations to cash collateralize) letters of credit, fees, expenses, indemnification or otherwise and (b) First Lien Bank Product Obligations and First Lien Secured Hedging Obligations; provided that if the sum of: (i) the aggregate principal amount of Indebtedness for borrowed money of Holdings and its Subsidiaries then outstanding under the First Lien Credit Agreement and the other First Lien Documents (but excluding, for the avoidance of doubt, any First Lien Secured Hedging Agreements and First Lien Bank Product Agreements); plus (ii) the aggregate face amount of any letters of credit issued but not reimbursed under the First Lien Documents is in excess of the First Lien Debt Cap, then only that portion of such aggregate principal amount of Indebtedness for borrowed money and such aggregate face amount of unreimbursed letters of credit not in excess of the First Lien Debt Cap shall be deemed to be First Lien Priority Obligations, and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute First Lien Priority Obligations to the extent related to Indebtedness and unreimbursed letters of credit otherwise included in the First Lien Priority Obligations.

“First Lien Parity Intercreditor Agreement” shall mean an agreement among each First Lien Representative allocating rights among the various First Lien Secured Parties.

“First Lien Permitted Liens” shall mean the “Permitted Liens” under, and as defined in, the First Lien Credit Agreement.

“First Lien Pledge and Security Agreement” shall mean that certain Pledge and Security Agreement dated as of the date hereof, among the Company, each other Grantor and the First Lien Security Agent.

“First Lien Priority Obligations” shall mean all First Lien Obligations exclusive of the Excess First Lien Obligations.

“First Lien Purchase Option” shall have the meaning set forth in Section 3.4(l).

“First Lien Purchase Option Period” shall have the meaning set forth in Section 4.4(j)(iii).

“First Lien Representative” shall mean (i) in the case of the First Lien Credit Agreement, the First Lien Administrative Agent and (ii) in the case of any Additional First Lien Obligations, the applicable Additional First Lien Obligations Agent.

“First Lien Revolving Facility Priority Collateral DIP Financing” shall have the meaning set forth in Section 4.5(b).

“First Lien Secured Hedging Agreement” shall mean any Hedge Agreement with respect to Secured Hedging Obligations (as each such term is (and the component definitions as used therein are) defined in the First Lien Credit Agreement (as in effect on the date hereof)).

“First Lien Secured Hedging Creditor” shall mean each counterparty to any First Lien Secured Hedging Agreement (other than a Grantor).

“First Lien Secured Hedging Obligations” shall mean any Secured Hedging Obligations (as each such term is (and the component definitions as used therein are) defined in the First Lien Credit Agreement (as in effect on the date hereof)) which are designated under the First Lien Credit Agreement by the First Lien Secured Hedging Creditor in writing to the First Lien Administrative Agent as First Lien Obligations and are not also Revolving Facility Obligations.

“First Lien Secured Parties” shall mean (a) the lenders (including, in any event, each letter of credit issuer and each swingline lender), agents and arrangers under the First Lien Credit Agreement and shall include all former lenders, agents and arrangers under the First Lien Credit Agreement to the extent that any First Lien Obligations owing to such Persons were incurred while such Persons were lenders, agents or arrangers under the First Lien Credit Agreement and, as of any date of determination, such First Lien Obligations have not been paid or satisfied in full in accordance with the terms of the First Lien Documents, (b) the First Lien Secured Hedging Creditors, (c) the First Lien Bank Product Creditors, (d) all new First Lien Secured Parties joining as a party hereto to the extent set forth in Section 3.4(j) and (e) any Additional First Lien Obligations Secured Parties, if any.

“First Lien Security Agent” shall have the meaning set forth in the recitals hereto and includes any (a) New First Lien Agent to the extent set forth in Section 3.4(j) and (b) Additional First Lien Obligations Agent.

“First Lien Security Documents” shall mean the First Lien Pledge and Security Agreement, the other Collateral Documents (as defined in the First Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations (including any Permitted Refinancing of any First Lien Obligation) or under which rights or remedies with respect to such Liens are governed.

“First Lien Standstill Period” shall have the meaning set forth in Section 4.1(a)(i).

“First Priority” shall mean,

(i) with respect to any Lien purported to be created on any Revolving Facility Priority Collateral pursuant to any Revolving Facility Security Document, that such Lien is prior in right to any other Lien thereon, other than any Revolving Facility Permitted Liens (excluding Revolving Facility Permitted Liens of the type described in Section 6.02(l) of the Revolving Facility Credit Agreement as in effect on the date hereof) applicable to such Revolving Facility Priority Collateral which are permitted under the Revolving Facility Documents to have priority over or to be pari passu with the Revolving Facility Agent’s Lien in the Revolving Facility Priority Collateral; and

(ii) with respect to any Lien purported to be created on any Notes Priority Collateral pursuant to any First Lien Security Document, that such Lien is prior in right to any other Lien thereon, other than any First Lien Permitted Liens (excluding the First Lien Permitted Liens of the type described in Section 6.02(t) (as it relates to Section 6.01(v) only) of the First Lien Credit Agreement (as in effect on the date hereof)) applicable to such Notes Priority Collateral which are permitted under the First Lien Documents to have priority over or to be pari passu with the respective Liens on such Notes Priority Collateral created pursuant to the relevant First Lien Security Document.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“GAAP” shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

“General Intangible” shall have the meaning set forth in Article 9 of the UCC.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the U.S., the U.S., or a foreign government.

“Grantors” shall mean (i) the Company and each of the Company’s Domestic Subsidiaries that have executed and delivered, or may from time to time hereafter execute and deliver, a Revolving Facility Security Document, a First Lien Security Document or a Second Lien Security Document, and (ii) Holdings, to the extent that it has executed and delivered, or may from time to time hereafter execute and deliver, a Revolving Facility Security Document, a First Lien Security Document or a Second Lien Security Document.

“Hedge Agreement” shall mean any agreement with respect to any Derivative Transaction between any Grantor or any Subsidiary and any other Person.

“Holdings” shall have the meaning set forth in the introductory paragraph hereof.

“Indebtedness” means and includes all First Lien Obligations, Second Lien Obligations and Revolving Facility Obligations, as applicable, that constitute “Indebtedness” within the meaning of the First Lien Credit Agreement, any Additional Second Lien Obligations Agreement and the Revolving Facility Credit Agreement, respectively. For the avoidance of doubt, “Indebtedness” shall not include any First Lien Obligations under any First Lien Secured Hedging Agreement or First Lien Bank Product Agreement or any Revolving Facility Obligations under any Revolving Facility Secured Hedging Agreement or Revolving Facility Bank Product Agreement.

“Insolvency or Liquidation Proceeding” shall mean any of the following: (i) the filing by any Grantor of a voluntary petition in bankruptcy under any provision of any Debtor Relief Law (including the Bankruptcy Code) or a petition to take advantage of any receivership or insolvency laws, including any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of such Grantor, such Grantor’s debts or such Grantor’s assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for such Grantor or a material part of such Grantor’s property; (ii) the appointment of a receiver, liquidator, trustee, custodian or other similar official for such Grantor or all or a material part of such Grantor’s assets; (iii) the filing of any petition against such Grantor under any Debtor Relief Law (including the Bankruptcy Code) or other receivership or insolvency law, including any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of such Grantor, such Grantor’s debts or such Grantor’s assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for such Grantor or a material part of such Grantor’s property; or (iv) the general assignment by such Grantor for the benefit of creditors or any other marshalling of the assets and liabilities of such Grantor.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Revolving Facility Agent, the First Lien Security Agent or the Second Lien Security Agent is the loss payee or additional insured thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean any and all Licenses, Patents, Copyrights, Trademarks and Trade Secrets constituting Collateral.

“Intercreditor Agreement Joinder” shall mean an agreement substantially in the form of Exhibit A hereto.

“Instrument” shall have the meaning set forth in Article 9 of the UCC.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its owned (1) Patents, (2) Copyrights, (3) Trademarks, (4) Trade Secrets or (5) Software, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease having substantially the same economic effect as any of the foregoing) in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed a Lien.

“New Revolving Facility Agent” shall have the meaning set forth in Section 4.4(i).

“New First Lien Agent” shall have the meaning set forth in Section 3.4(j).

“New Second Lien Agent” shall have the meaning set forth in Section 3.4(k).

“Notes Priority Collateral” shall mean all interests of each Grantor in the following Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, including (1) all rights of each Grantor to receive moneys due and to become due under or pursuant to the following, (2) all rights of each Grantor to receive return of any premiums for or Proceeds of any insurance, indemnity, warranty or guaranty with respect to the following or to receive condemnation Proceeds with respect to the following, (3) all claims of each Grantor for damages arising out of or for breach of or default under any of the following, and (4) all rights of each Grantor to terminate, amend, supplement, modify or waive performance under any of the following, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder:

(i) the Term Proceeds Account, and all cash, money, securities, Instruments and other investments or Investment Property deposited therein;

(ii) all Pledged Stock;

(iii) all Equipment;

(iv) all Fixtures;

(v) all Intellectual Property;

(vi) all real property (including, if any, leasehold interests) on which the Grantors are required to provide a Lien to the First Lien Secured Parties pursuant to the First Lien Credit Agreement and/or Second Lien Secured Parties pursuant to any Additional Second Lien Obligations Agreement and any title insurance with respect to such real property (other than title insurance actually obtained by the Revolving Facility Agent in respect of such real property) and the Proceeds thereof;

(vii) all Indebtedness owed by any Grantor or any of its subsidiaries to any other Grantor to the extent such Indebtedness is funded from the proceeds of loans or other advances made pursuant to any First Lien Document or Second Lien Document or from identifiable Proceeds of Notes Priority Collateral;

(viii) except to the extent constituting or relating to the Revolving Facility Priority Collateral, all Commercial Tort Claims, Chattel Paper, General Intangibles, letters of credit (whether or not the respective letter of credit is evidenced by a writing), Letter-of-Credit Rights, Instruments, Documents, Insurance, tax refunds and related tax payments, the proceeds of business interruption insurance, Supporting Obligations and other personal property (whether tangible or intangible) of such Grantor; provided that to the extent any of the foregoing also relates to Revolving Facility Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (vii) as being included in Notes Priority Collateral shall be included in the Notes Priority Collateral;

(ix) all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing; provided that to the extent any of such material also relates to Revolving Facility Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (viii) as being included in the Notes Priority Collateral shall be included in the Notes Priority Collateral; and

(x) all Proceeds, products, accessions to, substitutions or replacements for, rents and profits of or in respect of any of the foregoing and all collateral security, guarantees and other Collateral Support given by any Person with respect to any of the foregoing;

provided, however that (i) if Collateral of any type is received in exchange for Revolving Facility Priority Collateral pursuant to an enforcement action or during an Insolvency or Liquidation Proceeding, such Collateral will be treated as Revolving Facility Priority Collateral and (ii) if Collateral of any type is received in exchange for Notes Priority Collateral pursuant to an enforcement action or during an Insolvency or Liquidation Proceeding, such Collateral will be treated as Notes Priority Collateral.

“Notes Priority Collateral Enforcement Action Notice” shall have the meaning set forth in Section 6.3(a).

“Notes Priority Collateral Enforcement Actions” shall have the meaning set forth in Section 6.3(a).

“Patents” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all domestic rights corresponding to any of the foregoing.

“Payment Intangibles” shall have the meaning assigned in Article 9 of the UCC.

“Permitted Refinancing” shall mean, with respect to any Indebtedness under the First Lien Documents, the Second Lien Documents or the Revolving Facility Documents, the Refinancing of such Indebtedness (“Refinancing Indebtedness”) in accordance with the requirements of this Agreement, the First Lien Credit Agreement, any Additional Second Lien Obligations Agreement and the Revolving Facility Credit Agreement.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity.

“Pledged Notes Priority Collateral” shall have the meaning set forth in Section 3.4(h).

“Pledged Revolving Facility Priority Collateral” shall have the meaning set forth in Section 4.4(g).

“Pledged Stock” shall mean, with respect to any Grantor, the shares of Capital Stock required to be pledged by such Grantor pursuant to any of the Revolving Facility Pledge and Security Agreement, the First Lien Pledge and Security Agreement or any Second Lien Security Documents (as applicable).

“Post-Petition Interest” shall mean interest, fees, expenses and other charges that pursuant to the Revolving Facility Documents, First Lien Documents or Second Lien Documents, as the case may be, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under any Debtor Relief Law or in any such Insolvency or Liquidation Proceeding.

“Proceeds” shall have the meaning assigned in Article 9 of the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Agent or any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), (iii) any and all Stock Rights and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Recovery” shall have the meaning set forth in Section 6.17.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, retire, defease, restructure, replace, refund or repay, or to issue other Indebtedness, in exchange or replacement for (including any amendment, modification, supplement or amendment and restatement in a manner having the same effect as a refinancing), such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Indebtedness” shall have the meaning set forth in the definition of “Permitted Refinancing”.

“Revolving Facility Agent” shall have the meaning set forth in the recitals hereto and includes any New Revolving Facility Agent to the extent set forth in Section 4.4(i).

“Revolving Facility Bank Product Agreements” shall mean each agreement or other document governing or evidencing Revolving Facility Bank Product Obligations.

“Revolving Facility Bank Product Creditor” shall mean each provider of “Banking Services” (as that term is defined in the Revolving Facility Credit Agreement (as in effect on the date hereof)).

“Revolving Facility Bank Product Obligations” shall mean the “Banking Services Obligations” (as that term is defined in the Revolving Facility Credit Agreement (as in effect on the date hereof)).

“Revolving Facility Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Revolving Facility Debt Cap” shall mean the result of (i) the greater of (x) $431,250,000 and (y) the product of the Borrowing Base multiplied by 115%, plus (ii) the amount of any accrued and unpaid interest, paid in kind amounts and premium on any Indebtedness under the Revolving Facility Credit Agreement added to principal in connection with a Permitted Refinancing thereof plus fees and expenses incurred in connection therewith. For the avoidance of doubt, Revolving Facility Bank Product Obligations and Revolving Facility Secured Hedging Obligations shall not be subject to the Revolving Facility Debt Cap.

“Revolving Facility DIP Financing” shall have the meaning set forth in Section 4.5(a).

“Revolving Facility Documents” shall mean (x) the Revolving Facility Credit Agreement and the other Loan Documents (as defined in the Revolving Facility Credit Agreement), (y) the Revolving Facility Bank Product Agreements and Revolving Facility Secured Hedging Agreements and (z) each of the other agreements, documents and instruments providing for or evidencing any Revolving Facility Obligations (including any Permitted Refinancing of any Revolving Facility Obligations), as each may be Refinanced from time to time in accordance with the provisions of this Agreement (but excluding, for the avoidance of doubt, any documents entered into in connection with a Revolving Facility DIP Financing).

“Revolving Facility Hedging Creditor” shall mean each counterparty to any Revolving Facility Secured Hedging Agreement (other than a Grantor).

“Revolving Facility Obligations” shall mean (a) all obligations (including guaranty obligations) of every nature of each Grantor, from time to time owed to the Revolving Facility Secured Parties or any of them, under any Revolving Facility Document (including any Revolving Facility Document in respect of a Permitted Refinancing of any Revolving Facility Obligations), including all “Secured Obligations” or similar term as defined in the Revolving Facility Credit Agreement and whether for principal, premium, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Person, would have accrued on any Revolving Facility Obligation (including any Permitted Refinancing of any Revolving Facility Obligations), at the rate provided in the respective documentation, whether or not a claim is allowed against Holdings or any of its Subsidiaries for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under (and obligations to cash collateralize) letters of credit, fees, expenses, indemnification or otherwise, and (b) Revolving Facility Bank Product Obligations and Revolving Facility Secured Hedging Obligations; provided that if the sum of: (i) the aggregate principal amount of Indebtedness for borrowed money of Holdings and its Subsidiaries then outstanding under the Revolving Facility Credit Agreement and the other Revolving Facility Documents (but excluding, for the avoidance of doubt, any Revolving Facility Secured Hedging Agreements and Revolving Facility Bank Product Agreements); plus (ii) the aggregate face amount of any letters of credit issued but not reimbursed under the Revolving Facility Documents is in excess of the Revolving Facility Debt Cap, then only that portion of such aggregate principal amount of Indebtedness for borrowed money and such aggregate face amount of unreimbursed letters of credit not in excess of the Revolving Facility Debt Cap shall be deemed to be Revolving Facility Priority Obligations, and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute Revolving Facility Priority Obligations to the extent related to Indebtedness and unreimbursed letters of credit otherwise included in the Revolving Facility Priority Obligations.

“Revolving Facility Permitted Liens” shall mean the Liens permitted under Section 6.02 of the Revolving Facility Credit Agreement.

“Revolving Facility Pledge and Security Agreement” shall mean that certain Amended and Restated Pledge and Security Agreement dated as of the date hereof, among the Company, each other Grantor and the Revolving Facility Agent.

“Revolving Facility Priority Collateral” shall mean all interests of each Grantor in the following Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, including (1) all rights of each Grantor to receive moneys due and to become due under or pursuant to the following, (2) all rights of each Grantor to receive return of any premiums for or Proceeds of any insurance, indemnity, warranty or guaranty with respect to the following or to receive condemnation Proceeds with respect to the following, (3) all claims of each Grantor for damages arising out of or for breach of or default under any of the following, and (4) all rights of each Grantor to terminate, amend, supplement, modify or waive performance under any of the following, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder:

(i) all Accounts and Payment Intangibles, but for purposes of this clause (i) excluding rights to payment for any property which specifically constitutes Notes Priority Collateral which has been or is to be sold, leased, licensed, assigned or otherwise disposed of; provided, however, that, for the avoidance of doubt, all rights to payment arising from any sale of Inventory shall constitute Revolving Facility Priority Collateral;

(ii) all Securities Accounts, Commodity Accounts and Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained with any bank or other financial institution and all cash, money, securities, Instruments and other investments or Investment Property deposited or required to be deposited in any of the foregoing (in each case, other than the Term Proceeds Account, all monies, securities, Instruments and other investments or Investment Property held in the Term Proceeds Account or credited to the Term Proceeds Account which constitute Notes Priority Collateral);

(iii) all Inventory;

(iv) all Indebtedness owed by any Grantor or any of its subsidiaries to any other Grantor except to the extent such Indebtedness is funded from the proceeds of loans or other advances made pursuant to any First Lien Document or Second Lien Document or from identifiable Proceeds of Notes Priority Collateral;

(v) to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses (i) through (iv), all tax refunds and related tax payments, proceeds of business interruption insurance, Commercial Tort Claims, Chattel Paper, General Intangibles, letters of credit (whether or not the respective letter of credit is evidenced by a writing), Letter-of-Credit Rights, Instruments, Documents, Insurance and Supporting Obligations; provided that to the extent any of the foregoing also relates to Notes Priority Collateral, only that portion related to the items referred to in the preceding clauses (i) through (iv) as being included in the Revolving Facility Priority Collateral shall be included in the Revolving Facility Priority Collateral;

(vi) all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing; and

(vii) all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing (including all Insurance Proceeds) and all collateral security, guarantees and other Collateral Support given by any Person with respect to any of the foregoing;

provided, however that (i) if Collateral of any type is received in exchange for Revolving Facility Priority Collateral pursuant to an enforcement action or during an Insolvency or Liquidation Proceeding, such Collateral will be treated as Revolving Facility Priority Collateral and (ii) if Collateral of any type is received in exchange for Notes Priority Collateral pursuant to an enforcement action or during an Insolvency or Liquidation Proceeding, such Collateral will be treated as Notes Priority Collateral.

“Revolving Facility Priority Collateral Enforcement Actions” shall have the meaning set forth in Section 6.3(a).

“Revolving Facility Priority Collateral Processing and Sale Period” shall have the meaning set forth in Section 6.3(a).

“Revolving Facility Priority Obligations” shall mean all Revolving Facility Obligations exclusive of the Excess Revolving Facility Obligations.

“Revolving Facility/Second Lien Standstill Period” shall have the meaning set forth in Section 3.2(a)(i).

“Revolving Facility Secured Hedging Agreement” shall mean any Swap Agreement with respect to Swap Obligations that constitute Secured Obligations (as each such term is (and the component definitions as used therein are) defined in the Revolving Facility Credit Agreement (as in effect on the date hereof)).

“Revolving Facility Secured Hedging Obligations” shall mean any Swap Obligations that constitute Secured Obligations (as each such term is (and the component definitions as used therein are) defined in the Revolving Facility Credit Agreement (as in effect on the date hereof)).

“Revolving Facility Secured Parties” shall mean (a) the lenders (including, in any event, each letter of credit issuer and each swingline lender), agents and arrangers under the

Revolving Facility Credit Agreement and shall include all former lenders, agents and arrangers under the Revolving Facility Credit Agreement to the extent that any Revolving Facility Obligations owing to such Persons were incurred while such Persons were lenders, agents or arrangers under the Revolving Facility Credit Agreement and, as of any date of determination, such Revolving Facility Obligations have not been paid or satisfied in full in accordance with the terms of the Revolving Facility Documents, (b) the Revolving Facility Bank Product Creditors, (c) all Revolving Facility Hedging Creditors and (d) all new Revolving Facility Secured Parties joining as a party hereto to the extent set forth in Section 4.4(i).

“Revolving Facility Security Documents” shall mean the Revolving Facility Pledge and Security Agreement, the other Collateral Documents (as defined in the Revolving Facility Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Revolving Facility Obligations (including any Permitted Refinancing of any Revolving Facility Obligations) or under which rights or remedies with respect to such Liens are governed.

“Revolving Facility Standstill Period” shall have the meaning set forth in Section 3.1(a)(i).

“Second Lien” shall mean any Lien created by the Second Lien Security Documents.

“Second Lien Debt Cap” shall mean (i) the product of (x) the principal amount of Indebtedness permitted to be incurred by the Company and/or the other Grantors and secured by a Second Priority Lien pursuant to Section 6.01(m), (t), (u) and (x) and Section 6.02(o), (t) and (ii) of the First Lien Credit Agreement and Section 6.01(t) of the Revolving Credit Facility Agreement (in each case, as in effect on the date hereof) and any corresponding provision in any Refinancing thereof to the extent such corresponding provision does not permit an aggregate principal amount of Indebtedness in excess of an amount permitted thereunder (as in effect on the date hereof) multiplied by (y) 115%, plus (ii) the amount of any accrued and unpaid interest, paid in kind amounts and premium on any Indebtedness under any Additional Second Lien Obligations Agreement added to principal in connection with a Permitted Refinancing thereof plus fees and expenses incurred in connection therewith, minus (iii) the aggregate amount of all mandatory prepayments, in each case, of the principal of the Second Lien Obligations under any Additional Second Lien Obligations Agreement (pursuant to any asset sale or condemnation event (subject, to the extent such Second Lien Obligations represent revolving loans, to permanent reductions of the revolving commitments with respect thereto) but excluding any mandatory prepayment of such Second Lien Obligations in connection with a Permitted Refinancing thereof.

“Second Lien Documents” shall mean (x) any Additional Second Lien Obligations Agreement and (y) each of the other agreements, documents and instruments (including any other Additional Second Lien Obligations Agreement) providing for or evidencing any Second Lien Obligation (including any Permitted Refinancing of any Second Lien Obligation), as each may be Refinanced from time to time in accordance with the provisions of this Agreement (but excluding, for the avoidance of doubt, any documents or agreement entered into in connection with a Revolving Facility DIP Financing, a First Lien DIP Financing or a First Lien Revolving Facility Priority Collateral DIP Financing).

“Second Lien/First Lien Revolving Facility Priority Collateral Standstill Period” shall have the meaning set forth in Section 4.2(a)(i).

“Second Lien Obligations” shall mean all obligations (including guaranty obligations) of every nature of each Grantor, from time to time owed to the Second Lien Secured Parties or any of them, under any Second Lien Document (including any Second Lien Document in respect of a Permitted Refinancing of any Second Lien Obligations), including all “Secured Obligations” or similar term as defined in any Additional Second Lien Obligations Agreement and whether for principal, premium, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Person, would have accrued on any Second Lien Obligation (including any Permitted Refinancing of any Second Lien Obligations) at the rate provided in the respective documentation, whether or not a claim is allowed against Holdings or any of its Subsidiaries for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise; provided that if the aggregate principal amount of Indebtedness for borrowed money of Holdings and its Subsidiaries then outstanding under any Additional Second Lien Obligations Agreement and the other Second Lien Documents is in excess of the Second Lien Debt Cap, then only that portion of such aggregate principal amount of Indebtedness for borrowed money not in excess of the Second Lien Debt Cap shall be deemed to be Second Lien Priority Obligations and interest and reimbursement obligations with respect to such Indebtedness shall only constitute Second Lien Priority Obligations to the extent related to Indebtedness otherwise included in the Second Lien Priority Obligations.

“Second Lien Parity Intercreditor Agreement” shall mean an agreement among each Second Lien Representative allocating rights among the various Second Lien Secured Parties.

“Second Lien Pledge and Security Agreement” shall mean any Comparable Second Lien Security Document in relation to the First Lien Pledge and Security Agreement and the Revolving Facility Pledge and Security Agreement.

“Second Lien Priority Obligations” shall mean all Second Lien Obligations exclusive of the Excess Second Lien Obligations.

“Second Lien Purchase Option Period” shall have the meaning set forth in Section 4.4(j)(iii).

“Second Lien Representative” shall mean in the case of any Additional Second Lien Obligations, the applicable Additional Second Lien Obligations Agent.

“Second Lien Revolving Facility Priority Collateral Standstill Period” shall have the meaning set forth in Section 4.1(a)(i).

“Second Lien Secured Parties” shall mean (a) the lenders, agents and arrangers under any Additional Second Lien Obligations Agreement and shall include all former lenders,

agents and arrangers under any Additional Second Lien Obligations Agreement to the extent that any Second Lien Obligations owing to such Persons were incurred while such Persons were lenders, agents or arrangers under such Additional Second Lien Obligations Agreement and, as of any date of determination, such Second Lien Obligations have not been paid or satisfied in full in accordance with the terms of the Second Lien Documents and (b) all additional Second Lien Secured Parties joining as a party hereto to the extent set forth in Section 3.4(k).

“Second Lien Security Agent” shall mean any (a) New Second Lien Agent to the extent set forth in Section 3.4(k) and (b) Additional Second Lien Obligations Agent.

“Second Lien Security Documents” shall mean the Second Lien Pledge and Security Agreement and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations (including any Permitted Refinancing of any Second Lien Obligation) or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“Second Lien Standstill Period” shall have the meaning set forth in Section 3.1(a).

“Second Priority” shall mean,

(i) with respect to any Lien purported to be created on any Notes Priority Collateral, that such Lien is prior in right to any other Lien thereon, other than (x) Liens under First Lien Security Documents, (y) First Lien Permitted Liens of the type permitted to be prior to the Liens on the Notes Priority Collateral securing the First Lien Obligations in accordance with clause (ii) of the definition “First Priority” contained herein and (z) any Lien on Notes Priority Collateral that is permitted to be pari passu with the applicable Agent’s Lien in the Notes Priority Collateral; and

(ii) with respect to any Lien purported to be created on any Revolving Facility Priority Collateral pursuant to any First Lien Security Document, that such Lien is prior in right to any other Lien thereon, other than (x) Liens under the Revolving Facility Security Documents, (y) Revolving Facility Permitted Liens of the type permitted to be prior to or pari passu with the Liens on the Revolving Facility Priority Collateral in accordance with clause (i) of the definition “First Priority” contained herein and (z) any Lien on Revolving Facility Priority Collateral that is permitted to be pari passu with the First Lien Security Agent’s Lien in the Revolving Facility Priority Collateral.

“Secured Parties” shall mean, collectively, the Revolving Facility Secured Parties, the First Lien Secured Parties and the Second Lien Secured Parties.

“Securities Accounts” shall have the meaning set forth in Article 8 of the UCC.

“Security Agents” shall mean the Revolving Facility Agent, the First Lien Security Agent and each Second Lien Security Agent.

“Security Document” shall mean any Revolving Facility Security Document, any First Lien Security Document or any Second Lien Security Document.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Capital Stock constituting Collateral, any right to receive any Capital Stock constituting Collateral and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Capital Stock.

“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50.0% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof; provided, that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in Article 9 of the UCC.

“Term Loan Obligations” shall mean, collectively, the First Lien Obligations and the Second Lien Obligations.

“Term Proceeds Account” shall mean one or more Deposit Accounts or Securities Accounts established by, or maintained with, the First Lien Security Agent into which there may be deposited Proceeds of sales or dispositions of Notes Priority Collateral (solely to the extent such Proceeds constitute Notes Priority Collateral).

“Third Priority” shall mean, if any Additional Second Lien Obligations have been issued:

(i) with respect to any Lien purported to be created on any Notes Priority Collateral pursuant to any Revolving Facility Security Document, that such Lien is prior in right to any other Lien thereon, other than (w) Liens under the First Lien Security Documents, (x) Liens of the type permitted pursuant to Section 6.02(l) of the Revolving Facility Credit Agreement (as in effect on the date hereof), (y) First Lien Permitted Liens of the type permitted to be prior to or pari passu with the Liens on the Notes Priority Collateral in accordance with clause (ii) of the definition “First Priority” contained herein and (z) Liens of the type permitted to be prior to the Liens on the Notes Priority Collateral in accordance with clause (i) of the definition of “Secured Priority” contained herein; and

(ii) with respect to any Lien purported to be created on any Revolving Facility Priority Collateral pursuant to any Second Lien Security Document, that such Lien is prior in right to any other Lien thereon, other than (w) Liens under the Revolving Facility Security Documents, (x) Liens of the type permitted pursuant to Section 6.02(t) of the First Lien Credit Agreement (as in effect on the date hereof), (y) Revolving Facility Permitted Liens of the type permitted to be prior to the Liens on the Revolving Facility Priority Collateral in accordance with clause (i) of the definition “First Priority” contained herein and (z) First Lien Permitted Liens of the type permitted to be prior to the Liens on the Notes Priority Collateral in accordance with clause (ii) of the definition “First Priority” contained herein.

“Trade Secrets” shall mean any (a) trade secrets, including unpatented inventions, invention disclosures, engineering or other data, production procedures, know-how, processes, schematics, algorithms, techniques, analyses, source code, and data collections; (b) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including damages, claims and payments for past and future infringements thereof; (c) all rights to sue for past, present and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (d) all domestic rights corresponding to any of the foregoing.

“Trademarks” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and logos, slogans and other indicia of origin and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all domestic rights corresponding to any of the foregoing.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

“U.S.” means the United States of America.

1.2. Terms Generally; Timing of Performance; Miscellaneous. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, renewed, extended, refunded, replaced or Refinanced or otherwise modified to the extent not prohibited hereby, (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement, (d) all references herein to Exhibits, Sections, clauses or paragraphs shall be construed to refer to Exhibits, Sections, clauses or paragraphs of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder, and (h) references to Sections or clauses shall refer to those portions of this Agreement, and any references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs. When performance of any obligation is stated to be due or performance is required on a day which is not a Business Day, the date of such performance shall extend to the immediately succeeding Business Day.

Section 2.	Lien Priorities.

(a) Lien Priorities.

(i) Relative Priorities. Notwithstanding (i) the time, manner, order or method of grant, creation, attachment or perfection of any Liens securing the Revolving Facility Obligations granted on the Collateral or of any Liens securing either the First Lien Obligations or Second Lien Obligations granted on the Collateral, (ii) the validity or enforceability of the security interests and Liens granted in favor of any Security Agent or any Secured Party on the Collateral, (iii) the date on which any Revolving Facility Obligations, First Lien Obligations or Second Lien Obligations are extended, (iv) any provision of the UCC or any other applicable law, including any rule for determining priority thereunder or under any other law or rule governing the relative priorities of secured creditors, including with respect to real property or fixtures, (v) any provision set forth in any Revolving Facility Document, any First Lien Document or any Second Lien Document (in each case, other than this Agreement), (vi) the possession or control by any Security Agent or any Secured Party or any bailee of all or any part of any Collateral as of the date hereof or otherwise, (vii) any failure by any Security Agent or Secured Party to perfect its security interests in the Collateral or (viii) any other circumstance whatsoever, each Security Agent, on behalf of itself and its respective Secured Parties, hereby agrees that:

(A) any Lien on the Notes Priority Collateral securing any First Lien Obligations or, if any Additional Second Lien Obligations have been issued, any Second Lien Obligations, as the case may be, now or hereafter held by or on behalf of the First Lien Security Agent or any other First Lien Secured Parties or any agent or trustee therefor, or by or on behalf of the Second Lien Security Agent or any other Second Lien Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Notes Priority Collateral securing any of the Revolving Facility Obligations;

(B) any Lien on the Notes Priority Collateral securing any of the Revolving Facility Obligations now or hereafter held by or on behalf of the Revolving Facility Agent or any other Revolving Facility Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Notes Priority Collateral securing any First Lien Obligations and, if any Additional Second Lien Obligations have been issued, any Second Lien Obligations.

(C) any Lien on the Revolving Facility Priority Collateral securing any Revolving Facility Obligations now or hereafter held by or on behalf of the Revolving Facility Agent or any other Revolving Facility Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, in each case, shall be senior in all respects and prior to any Lien on the Revolving Facility Priority Collateral securing any First Lien Obligations or, if any Additional Second Lien Obligations have been issued, any Second Lien Obligations;

(D) any Lien on the Revolving Facility Priority Collateral securing any First Lien Obligations or, if any Additional Second Lien Obligations have been issued, any Second Lien Obligations, now or hereafter held by or on behalf of the First Lien Security Agent or any other First Lien Secured Parties or any agent or trustee therefor, or by or on behalf of the Second Lien Security Agent or any other Second Lien Secured Parties or any agent or trustee therefor, as the case may be, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, in each case, shall be junior and subordinate in all respects to all Liens on the Revolving Facility Priority Collateral securing any Revolving Facility Obligations;

(E) if any Additional Second Lien Obligations have been issued, any Lien on the Notes Priority Collateral or the Revolving Facility Priority Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Security Agent or any other First Lien Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Notes Priority Collateral or the Revolving Facility Priority Collateral, as the case may be, securing any of the Second Lien Obligations; and

(F) if any Additional Second Lien Obligations have been issued, any Lien on the Notes Priority Collateral or the Revolving Facility Priority Collateral, as the case may be, securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Security Agent or any other Second Lien Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Notes Priority Collateral or the Revolving Facility Priority Collateral, as the case may be, securing any First Lien Obligations.

(ii) Subordination. The priority and subordination provisions set forth in clauses (A) through (F) above with respect to Liens on Collateral securing all or any portion of the Revolving Facility Obligations, the First Lien Obligations or the Second Lien Obligations, are intended to be effective whether or not such Liens are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person (but only to the extent that such subordination is permitted pursuant to the terms of the Revolving Facility Credit Agreement, the First Lien Credit Agreement and any Additional Second Lien Obligations Agreement, or as contemplated in Section 3.5 or Section 4.5). The parties hereto acknowledge and agree that it is their intent that each of the Revolving Facility Obligations (and the security therefor), the First Lien Obligations (and the security therefor) and the Second Lien Obligations (and the security therefor) constitute a separate and distinct class of obligations (and separate and distinct claims) from each other.

(b) Prohibition on Contesting Liens. Each of the Revolving Facility Agent, for itself and on behalf of each other Revolving Facility Secured Party, the First Lien Security Agent, for itself and on behalf of each other First Lien Secured Party and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of each other Second Lien Secured Party agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the priority, validity, extent, perfection or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties, the Second Lien Secured Parties or the Revolving Facility Secured Parties in either the Notes Priority Collateral or the Revolving Facility Priority Collateral, as the case may be, (ii) the validity or enforceability of any Revolving Facility Security Document (or any Revolving Facility Obligations thereunder), any First Lien Security Document (or any First Lien Obligations thereunder) or any Second Lien Security Document (or any Second Lien Obligations thereunder), or (iii) the relative rights and duties of the holders of any of the Revolving Facility Obligations, the First Lien Obligations and the Second Lien Obligations granted and/or established in this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Security Agents or any other Secured Party to enforce this Agreement, including the priority of the Liens on the Notes Priority Collateral or the Revolving Facility Priority Collateral, as the case may be, securing any of the First Lien Obligations, the Second Lien Obligations and the Revolving Facility Obligations as provided in Section 2(a).

(c) No New Liens.

(i) First Lien Obligations. So long as the Discharge of First Lien Obligations has not occurred, except as contemplated by Section 3.5(c)(i) and Section 4.5(d)(i), each of the Secured Parties agrees that such Secured Party shall not take, accept or permit to exist any additional Liens on any asset or property of any Grantor to secure any Revolving Facility Obligation or, if any Additional Second Lien Obligations have been issued, any Second Lien Obligation unless the Company and the Grantors have granted or reasonably contemporaneously grant (A) a First Priority Lien on such asset or property to secure the First Lien Obligations if such asset or property constitutes Notes Priority Collateral or (B) a Second Priority Lien (or, after the Discharge of Revolving Facility Obligations, a First Priority Lien) on such asset or property to secure the First Lien Obligations if such asset or property constitutes Revolving

Facility Priority Collateral. To the extent that the provisions of clause (A) in the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Security Agent and/or the other First Lien Secured Parties, each of the Second Lien Security Agent, on behalf of the Second Lien Secured Parties, and the Revolving Facility Agent, on behalf of the Revolving Facility Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens on the Notes Priority Collateral granted in contravention of such clause (A) of this Section 2(c)(i) shall be subject to Section 3.3(a).

(ii) Second Lien Obligations. After the issuance of any Additional Second Lien Obligations, and so long as the Discharge of Second Lien Obligations has not occurred, except as contemplated by Section 3.5(c)(i) and Section 4.5(d)(i), each of the Secured Parties agrees that such Secured Party shall not take, accept or permit to exist any additional Liens on any asset or property of any Grantor to secure any First Lien Obligations or any Revolving Facility Obligations unless the Company and the Grantors have granted or reasonably contemporaneously grant (A) a Second Priority Lien (or, after the Discharge of First Lien Obligations has occurred, a First Priority Lien) on such asset or property to secure the Second Lien Obligations if such asset or property constitutes Notes Priority Collateral or (B) a Third Priority Lien (or, after the Discharge of First Lien Obligations has occurred, a Second Priority Lien) on such asset or property to secure the Second Lien Obligations if such asset or property constitutes Revolving Facility Priority Collateral. To the extent that the provisions of clause (A) in the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the Second Lien Security Agent and/or any other Second Lien Secured Parties, the Revolving Facility Agent, on behalf of the Revolving Facility Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens on the Notes Priority Collateral granted in contravention of such clause (A) of this Section 2(c)(ii) shall be subject to Section 3.3(b).

(iii) Revolving Facility Obligations. So long as the Discharge of Revolving Facility Obligations has not occurred, except as contemplated by Section 3.5(c)(i) and Section 4.5(d), each of the Secured Parties agrees that such Secured Party shall not take, accept or permit to exist any additional Liens on any asset or property of any Grantor to secure any First Lien Obligations or any Second Lien Obligations unless the Company and the Grantors granted or reasonably contemporaneously grant (A) a First Priority Lien on such asset or property to secure the Revolving Facility Obligations if such asset or property constitutes Revolving Facility Priority Collateral or (B) (x) if any Additional Second Lien Obligations have been issued, a Third Priority Lien (or, after the Discharge of First Lien Obligations has occurred, a Second Priority Lien) or (y) if any Additional Second Lien Obligations have not been issued, a Second Priority Lien, on such asset or property to secure the Revolving Facility Obligations if such asset or property constitutes Notes Priority Collateral. To the extent that the provisions of clause (A) in the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the Revolving Facility Agent and/or the other Revolving Facility Secured Parties, the First Lien Security Agent, on behalf of the First Lien Secured Parties, and the Second Lien Security Agent, on behalf of the Second Lien Secured Parties, agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens on the Revolving Facility Priority Collateral granted in contravention of such clause (A) of this Section 2(c)(iii) shall be subject to Section 4.3.

(d) Effectiveness of Lien Priorities. Each of the parties hereto acknowledges that the Lien priorities provided for in this Agreement shall not be affected or impaired in any manner whatsoever, including on account of: (i) the invalidity, irregularity or unenforceability of all or any part of the Revolving Facility Documents, the First Lien Documents or the Second Lien Documents; (ii) any amendment, change or modification of any Revolving Facility Documents, the First Lien Documents or the Second Lien Documents; or (iii) any impairment, modification, change, exchange, release or subordination of or limitation on, any liability of, or stay of actions or Lien enforcement proceedings against, any Grantor under any of the Revolving Facility Documents, the First Lien Documents or the Second Lien Documents, any property of any Grantor, or any Grantor’s estate in bankruptcy resulting from any bankruptcy, arrangement, readjustment, composition, liquidation, rehabilitation, similar proceeding or otherwise involving or affecting any Secured Party.

(e) Similar Liens and Agreements. The parties hereto agree that it is their intention that the assets and property of the Grantors constituting Collateral securing each of the Revolving Facility Obligations, the First Lien Obligations and the Second Lien Obligations be substantially the same, subject to differences between the Revolving Facility Security Documents and the First Lien Security Documents (each as in effect on the date hereof). In furtherance of the foregoing and of Section 8.7, each Security Agent and each other Secured Party agrees, subject to the other provisions of this Agreement:

(i) upon reasonable request by any Directing Security Agent, to cooperate in good faith from time to time in order to determine the specific items included in the Collateral securing the Revolving Facility Obligations, the First Lien Obligations or the Second Lien Obligations, as the case may be, and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the Revolving Facility Documents, the First Lien Documents or the Second Lien Documents, as the case may be;

(ii) that the First Lien Security Documents, the Second Lien Security Documents and the Revolving Facility Security Documents creating Liens on the Notes Priority Collateral and the Revolving Facility Priority Collateral shall be in all material respects substantially the same forms of documents other than with respect to the First Priority, Second Priority and Third Priority nature of the Liens created thereunder in such Collateral and the Revolving Facility Obligations constituting an asset-based loan (it being understood that the First Lien Security Documents and Revolving Facility Security Documents in effect on the date hereof (including any forms or exhibits attached to any of the foregoing or any other First Lien Document or Revolving Facility Document) satisfy this provision as of the date hereof); and

(iii) the guaranties executed and delivered by the Grantors in respect of the Revolving Facility Obligations, the First Lien Obligations and the Second Lien Obligations shall be substantially in the same form (it being understood that the guaranties included in each of the Revolving Facility Credit Agreement and the First Lien Credit Agreement (each as in effect on the date hereof) satisfy this provision as of the date hereof).

Section 3.	Notes Priority Collateral.

3.1. Exercise of Remedies – Prior to Discharge of First Lien Obligations.

(a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor:

(i) none of the Revolving Facility Agent, any of the other Revolving Facility Secured Parties or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any of the other Second Lien Secured Parties (x) will exercise or seek to exercise any rights or remedies (including setoff) with respect to any Notes Priority Collateral (including the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement in respect of any Term Proceeds Account to which the Revolving Facility Agent, any other Revolving Facility Secured Party, the Second Lien Security Agent or any other Second Lien Secured Party is a party) or institute or commence, or join with any Person (other than the First Lien Security Agent and the other First Lien Secured Parties) in commencing any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution); provided, however, that (A) the Revolving Facility Agent may exercise any or all such rights in accordance with the Revolving Facility Documents after the passage of a period of 180 days has elapsed since the date of delivery of a notice in writing to the Directing First Lien Security Agent with respect to any of the following (and requesting that enforcement actions be taken with respect to the Notes Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (i) a payment default exists with respect to the Revolving Facility Obligations following the final maturity of the Revolving Facility Obligations or (ii) after the acceleration by the relevant Revolving Facility Secured Parties of the maturity of all then outstanding Revolving Facility Obligations (the “Revolving Facility Standstill Period”); and (B) if any Additional Second Lien Obligations have been issued, the Directing Second Lien Security Agent may exercise any or all such rights in accordance with the Second Lien Documents after the passage of a period of 180 days has elapsed since the date of delivery of a notice in writing to the Directing First Lien Security Agent with respect to any of the following (and requesting that enforcement actions be taken with respect to the Notes Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (i) a payment default exists with respect to the Second Lien Obligations following the final maturity of the Second Lien Obligations or (ii) after the acceleration by the relevant Second Lien Secured Parties of the maturity of all then outstanding Second Lien Obligations (the “Second Lien Standstill Period”); provided, further, however, notwithstanding anything herein to the contrary, none of the Revolving Facility Agent or any other Revolving Facility Secured Party, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any other Second Lien Secured Party will exercise any rights or remedies with respect to any Notes Priority Collateral if, notwithstanding the expiration of the Revolving Facility Standstill Period and/or the Second Lien Standstill Period, as the case may be, the Directing First Lien Security Agent or First Lien Secured Parties shall have commenced and be diligently pursuing in good faith the exercise of any of their rights or remedies with respect to the Notes Priority Collateral (prompt notice of such exercise to be given by the Directing First Lien Security Agent to the Revolving Facility Agent and the Directing Second Lien Security Agent), (y) subject to Section 6, will contest, protest or object to any foreclosure proceeding or action brought by the Directing First Lien Security Agent or any other First Lien Secured Party with respect to, or any other exercise by the Directing First Lien

Security Agent or any other First Lien Secured Party of any rights and remedies relating to, the Notes Priority Collateral under the First Lien Documents or otherwise, and (z) subject to its rights under clause (i)(x) above, will object to the forbearance by the Directing First Lien Security Agent or the other First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Notes Priority Collateral, in each case so long as the respective interests of the Revolving Facility Secured Parties and, if any Additional Second Lien Obligations have been issued, the Second Lien Secured Parties attach to the Proceeds thereof subject to the relative priorities described in Section 2; provided, however, that nothing in this Section 3.1(a) shall be construed to authorize the Revolving Facility Agent, any other Revolving Facility Secured Party, the Second Lien Security Agent or any other Second Lien Secured Party to sell any Notes Priority Collateral free of the Lien of the First Lien Security Agent or any other First Lien Secured Party; and

(ii) subject to Section 6 and clause (i)(x) above, the Directing First Lien Security Agent and the other First Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set off and applicable credit bid rights) and make determinations regarding the disposition of, or restrictions with respect to, the Notes Priority Collateral without any consultation with or the consent of the Revolving Facility Agent or any other Revolving Facility Secured Party, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any other Second Lien Secured Party; provided, that:

(A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Revolving Facility Agent, any Revolving Facility Secured Party, the Second Lien Security Agent or any Second Lien Secured Party may file a claim or statement of interest with respect to the Revolving Facility Obligations or Second Lien Obligations, as applicable;

(B) the Revolving Facility Agent, any other Revolving Facility Secured Party, the Second Lien Security Agent and any other Second Lien Secured Party may take any action (not adverse to the priority status of the Liens on the Notes Priority Collateral securing the First Lien Obligations, or the rights of any First Lien Security Agent or the other First Lien Secured Parties to exercise remedies in respect thereof) in accordance with the Revolving Facility Documents or the Second Lien Documents, as applicable, and the terms of this Agreement in order to preserve or protect its Lien on the Notes Priority Collateral;

(C) the Revolving Facility Secured Parties and the Second Lien Secured Parties shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Revolving Facility Secured Parties or the Second Lien Secured Parties, including any claims secured by the Notes Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(D) the Revolving Facility Secured Parties and the Second Lien Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Debtor Relief Laws or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement (including, with respect to the Second Lien Secured Parties, under Section 4.2(a)(i)) and to the extent not prohibited by any other provision of this Agreement;

(E) the Revolving Facility Secured Parties and the Second Lien Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency or Liquidation Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement (including, with respect to the Second Lien Secured Parties, under Section 4.2(a)(i)), with respect to the Notes Priority Collateral;

(F) the Revolving Facility Agent or any Revolving Facility Secured Party may exercise any of its rights or remedies with respect to the Notes Priority Collateral in accordance with the Revolving Facility Documents after the termination of the Revolving Facility Standstill Period to the extent permitted by clause (i)(x) above; and

(G) the Second Lien Security Agent or any Second Lien Secured Party may exercise any of its rights or remedies with respect to the Notes Priority Collateral in accordance with the Second Lien Documents after the termination of the Second Lien Standstill Period to the extent permitted by clause (i)(x) above.

Subject to Section 6 and clause (i)(x) above, in exercising rights and remedies with respect to the Notes Priority Collateral, the Directing First Lien Security Agent and the other First Lien Secured Parties may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Notes Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC of any applicable jurisdiction and of a secured creditor under any other applicable law.

(b) Each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that it will not take or receive any Notes Priority Collateral or any Proceeds of Notes Priority Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Notes Priority Collateral unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 3.1(a) or in the proviso in clause (ii) of Section 3.1(a) or in Section 6. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 3.1(a) or in the proviso in clause (ii) of Section 3.1(a) (but subject to the payment over requirements of Section 3.3) or in Section 6, the sole right of the Revolving Facility Agent and the other

Revolving Facility Secured Parties and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the other Second Lien Secured Parties, as the case may be, with respect to the Notes Priority Collateral is to hold a Lien on the Notes Priority Collateral pursuant to the Revolving Facility Documents or the Second Lien Documents, as the case may be, for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred in accordance with the terms hereof, the First Lien Documents and applicable law.

(c) Subject to the first proviso in clause (i)(x) of Section 3.1(a), the proviso in clause (ii) of Section 3.1(a) and Section 6:

(i) each of the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that it will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the First Lien Documents with respect to the Notes Priority Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the Notes Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or First Lien Security Document, with respect to the Notes Priority Collateral or subordinate the priority of the First Lien Obligations to either the Revolving Facility Obligations or the Second Lien Obligations, as the case may be, with respect to the Notes Priority Collateral or grant the Liens with respect to the Notes Priority Collateral securing the Revolving Facility Obligations or the Second Lien Obligations equal ranking to the Liens with respect to the Notes Priority Collateral securing the First Lien Obligations, and

(ii) each of the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any and all rights it or the other Revolving Facility Secured Parties or the other Second Lien Secured Parties, as the case may be, may have as a junior Lien creditor with respect to the Notes Priority Collateral or otherwise to object to the manner in which the First Lien Security Agent or the other First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens granted in any of the Notes Priority Collateral, in any such case except to the extent such enforcement or collection is in violation of the terms of this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Security Agent or First Lien Secured Parties is adverse to the interest of the Revolving Facility Secured Parties or the Second Lien Secured Parties, as the case may be.

(d) Each of the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Revolving Facility Document or Second Lien Document, as applicable (other than this Agreement), shall be deemed to restrict in any way the rights and remedies of the First Lien Security Agent or the First Lien Secured Parties with respect to the Notes Priority Collateral as set forth in this Agreement and the First Lien Documents.

3.2. Exercise of Remedies – After Discharge of First Lien Obligations.

(a) After the Discharge of First Lien Obligations has occurred and, if any Additional Second Lien Obligations have been issued, so long as the Discharge of Second Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor:

(i) neither the Revolving Facility Agent nor any of the other Revolving Facility Secured Parties (x) will exercise or seek to exercise any rights or remedies (including setoff) with respect to any Notes Priority Collateral (including the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement in respect of any Term Proceeds Account to which the Revolving Facility Agent or any other Revolving Facility Secured Party is a party) or institute or commence, or join with any Person (other than the Second Lien Security Agent and the other Second Lien Secured Parties) in commencing any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution); provided, however, that the Revolving Facility Agent may exercise any or all such rights in accordance with the Revolving Facility Documents after the passage of a period of 180 days has elapsed since the date of delivery of a notice in writing to the Directing Second Lien Security Agent with respect to any of the following (and requesting that enforcement actions be taken with respect to the Notes Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (i) a payment default exists with respect to the Revolving Facility Obligations following the final maturity of the Revolving Facility Obligations or (ii) after the acceleration by the relevant Revolving Facility Secured Parties of the maturity of all then outstanding Revolving Facility Obligations (the “Revolving Facility/Second Lien Standstill Period”); provided, further, however, notwithstanding anything herein to the contrary, neither the Revolving Facility Agent nor any other Revolving Facility Secured Party will exercise any rights or remedies with respect to any Notes Priority Collateral if, notwithstanding the expiration of the Revolving Facility/Second Lien Standstill Period, the Directing Second Lien Security Agent or any other Second Lien Secured Party shall have commenced and be diligently pursuing in good faith the exercise of any of their rights or remedies with respect to the Notes Priority Collateral (prompt notice of such exercise to be given by the Directing Second Lien Security Agent to the Revolving Facility Agent), (y) subject to Section 6, will contest, protest or object to any foreclosure proceeding or action brought by the Directing Second Lien Security Agent or any other Second Lien Secured Party with respect to, or any other exercise by the Directing Second Lien Security Agent or any other Second Lien Secured Party of any rights and remedies relating to, the Notes Priority Collateral under the Second Lien Documents or otherwise, and (z) subject to its rights under the first proviso in clause (i)(x) above, will object to the forbearance by the Directing Second Lien Security Agent or any other Second Lien Secured Party from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Notes Priority Collateral, in each case so long as the respective interests of the Revolving Facility Secured Parties attach to the Proceeds thereof subject to the relative priorities described in Section 2(a); provided, however, that nothing in this Section 3.2 shall be construed to authorize the Revolving Facility Agent or any other Revolving Facility Secured Party to sell or appropriate any Notes Priority Collateral free of the Lien of the Second Lien Security Agent or any Second Lien Secured Party; and

(ii) except as may be permitted in accordance with Section 6 and clause (i)(x) above, the Directing Second Lien Security Agent and the other Second Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set off and credit bid rights) and make determinations regarding the disposition of, or restrictions with respect to, the Notes Priority Collateral without any consultation with or the consent of the Revolving Facility Agent or any other Revolving Facility Secured Party; provided, that:

(A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Revolving Facility Agent and any other Revolving Facility Secured Party may file a claim or statement of interest with respect to the Revolving Facility Obligations;

(B) the Revolving Facility Agent and any other Revolving Facility Secured Party may take any action (not adverse to the priority status of the Liens on the Notes Priority Collateral securing the Second Lien Obligations, or the rights of any Second Lien Security Agent or the other Second Lien Secured Parties to exercise remedies in respect thereof) in accordance with the Revolving Facility Documents and the terms of this Agreement in order to preserve or protect its Liens on or over the Notes Priority Collateral;

(C) the Revolving Facility Secured Parties shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Revolving Facility Secured Parties, including any claims secured by the Notes Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(D) the Revolving Facility Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Debtor Relief Laws or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement (including under Section 3.2(a)(i)) and to the extent not prohibited by any other provision of this Agreement;

(E) the Revolving Facility Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency or Liquidation Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement (including under Section 3.2(a)(i)), with respect to the Notes Priority Collateral; and

(F) the Revolving Facility Agent or any Revolving Facility Secured Party may exercise any of its rights or remedies with respect to the Notes Priority Collateral in accordance with the Revolving Facility Documents after the termination of the Revolving Facility/Second Lien Standstill Period to the extent permitted by clause (i)(x) above.

Except as may be permitted in accordance with Section 6 and clause (i)(x) above, in exercising rights and remedies with respect to the Notes Priority Collateral following the Discharge of First Lien Obligations, the Directing Second Lien Security Agent and the other Second Lien Secured Parties may enforce the provisions of the Second Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion subject to applicable law and the terms of the Second Lien Documents, including the rights of an agent appointed by them to sell or otherwise dispose of Notes Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC of any applicable jurisdiction and of a secured creditor under any other applicable law.

(b) After the Discharge of First Lien Obligations has occurred and, if any Additional Second Lien Obligations have been issued, so long as the Discharge of Second Lien Obligations has not occurred, the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, agrees that it will not take or receive any Notes Priority Collateral or any Proceeds of Notes Priority Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Notes Priority Collateral, except as expressly provided in the first proviso in clause (i)(x) of Section 3.2(a) or in the proviso in clause (ii) of Section 3.2(a) (subject to the payment over requirements of Section 3.3) or in Section 6. Without limiting the generality of the foregoing, if any Additional Second Lien Obligations have been issued, unless and until the Discharge of Second Lien Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 3.2(a) or in the proviso in clause (ii) of Section 3.2(a) or in Section 6, the sole right of the Revolving Facility Agent and the other Revolving Facility Secured Parties with respect to the Notes Priority Collateral is to hold a Lien on the Notes Priority Collateral pursuant to the Revolving Facility Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Second Lien Obligations has occurred in accordance with the terms hereof, the Second Lien Documents and applicable law.

(c) After the Discharge of First Lien Obligations has occurred and, if any Additional Second Lien Obligations have been issued, so long as the Discharge of Second Lien Obligations has not occurred, subject to the first proviso in clause (i)(x) of Section 3.2(a), the proviso in clause (ii) of Section 3.2(a) and Section 6:

(i) the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, agrees that the Revolving Facility Agent and the Revolving Facility Secured Parties will not take any action that would hinder delay, limit or prohibit any exercise of remedies under the Second Lien Documents with respect to the Notes Priority Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the Notes Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Second Lien Security Document with respect to the Notes Priority Collateral or subordinate the priority of the Second Lien Obligations to the Revolving Facility Obligations with respect to the Notes Priority Collateral or grant the Liens with respect to the Notes Priority Collateral securing the Revolving Facility Obligations equal ranking to the Liens with respect to the Notes Priority Collateral securing the Second Lien Obligations, and

(ii) the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, hereby waives any and all rights it or the other Revolving Facility Secured Parties may have as a junior Lien creditor with respect to the Notes Priority Collateral or otherwise to object to the manner in which the Second Lien Security Agent or the other Second Lien Secured Parties seek to enforce or collect the Second Lien Obligations or the Liens granted in any of the Notes Priority Collateral, in any such case except to the extent such enforcement or collection is in violation of the terms of this Agreement, regardless of whether any action or failure to act by or on behalf of the other Second Lien Security Agent or Second Lien Secured Parties is adverse to the interest of the Revolving Facility Secured Parties.

(d) The Revolving Facility Agent hereby acknowledges and agrees that, if any Additional Second Lien Obligations have been issued, no covenant, agreement or restriction contained in any Revolving Facility Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Second Lien Security Agent or the Second Lien Secured Parties with respect to the Notes Priority Collateral as set forth in this Agreement and the Second Lien Documents.

3.3. Payments Over.

(a) Prior to Discharge of First Lien Obligations. So long as the Discharge of First Lien Obligations has not occurred, any Notes Priority Collateral and Proceeds thereof received by (i) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any Second Lien Secured Parties, (ii) the Revolving Facility Agent or any Revolving Facility Secured Parties or (iii) any other First Lien Security Agent or any other First Lien Secured Party, in each case, in connection with the exercise of any right or remedy (including set off) relating to the Notes Priority Collateral (including following the expiration of the Second Lien Standstill Period or the Revolving Facility Standstill Period) or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the Directing First Lien Security Agent, for the benefit of the First Lien Secured Parties, for application in accordance with Section 7.1 below, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Directing First Lien Security Agent is hereby authorized to make any such endorsements as agent for the Revolving Facility Agent, any such Revolving Facility Secured Parties, the Second Lien Security Agent, any such Second Lien Secured Parties and the other First Lien Security Agents or any such First Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(b) After Discharge of First Lien Obligations. After the Discharge of First Lien Obligations has occurred and, if any Additional Second Lien Obligations have been issued, so long as the Discharge of Second Lien Obligations has not occurred, any Notes Priority Collateral, Cash Proceeds thereof or non-Cash Proceeds constituting Notes Priority Collateral (or any distribution in respect of the Notes Priority Collateral, whether or not expressly characterized as such) received by (i) the Revolving Facility Agent or any Revolving Facility Secured Parties

or (ii) any Second Lien Security Agent or any other Second Lien Secured Party in connection with the exercise of any right or remedy (including set off) relating to the Notes Priority Collateral or otherwise that is inconsistent with the terms of this Agreement shall be segregated and held in trust and forthwith paid over to the Directing Second Lien Security Agent, for the benefit of the Second Lien Secured Parties, for application in accordance with Section 7.3 below, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Directing Second Lien Security Agent is hereby authorized to make any such endorsements as agent for the Revolving Facility Agent, any such Revolving Facility Secured Parties, the other Second Lien Security Agents and the other Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Second Lien Obligations.

3.4. Other Agreements.

(a) Releases – First Lien Obligations.

(i) If, in connection with:

(A) the exercise of any Directing First Lien Security Agent’s remedies in respect of the Notes Priority Collateral provided for in Section 3.1(a) (with the Proceeds thereof being applied to the First Lien Priority Obligations), including any sale, lease, exchange, transfer or other disposition of any such Notes Priority Collateral; or

(B) any sale, lease, exchange, transfer or other disposition of any Notes Priority Collateral permitted under the terms of the First Lien Documents (other than in connection with the Discharge of First Lien Obligations and subject to this Agreement), the Directing First Lien Security Agent, for itself or on behalf of any of the other First Lien Secured Parties, releases any of its Liens on any part of the Notes Priority Collateral, then the Liens, if any, of (x) the Revolving Facility Agent, for itself or for the benefit of the other Revolving Facility Secured Parties, and (y) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent for itself or for the benefit of the other Second Lien Secured Parties, on such Notes Priority Collateral (but not, in each case, the Proceeds thereof (until applied to the First Lien Obligations), which shall be subject to the priorities set forth in this Agreement) shall be automatically, unconditionally and simultaneously released, and the Directing First Lien Security Agent is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, in the discretion of the Directing First Lien Security Agent, be necessary or reasonably desirable in connection with such releases, and (A) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, and (B) the Revolving Facility Agent, for itself or on behalf of the other Revolving Facility Secured Parties, promptly shall execute and deliver to the Directing First Lien Security Agent or such Grantor (at the expense of such Grantor) such termination statements, releases and other documents as the Directing First Lien Security Agent or such Grantor may request to effectively confirm such release. Similarly, if the equity interests of any Person are foreclosed upon or otherwise disposed of and in connection therewith the Directing First Lien Security Agent releases the First Liens on the property or assets of such Person or releases such Person from its guarantee of First Lien Obligations, then, if any

Additional Second Lien Obligations have been issued, the Second Liens on such property or assets of such Person and such Person’s guarantee of Second Lien Obligations shall be automatically released to the same extent.

(ii) Until the Discharge of First Lien Obligations occurs, each of (x) the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties and (y) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby irrevocably constitutes and appoints the Directing First Lien Security Agent and any officer or agent of the Directing First Lien Security Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of the Revolving Facility Agent, the Second Lien Security Agent or such Secured Party, as the case may be, or in the Directing First Lien Security Agent’s own name, from time to time in the Directing First Lien Security Agent’s discretion, for the purpose of carrying out the terms of this Section 3.4(a) with respect to Notes Priority Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 3.4(a) with respect to Notes Priority Collateral, including any endorsements or other instruments of transfer or release.

(iii) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Secured Parties (a) have released any Lien on Notes Priority Collateral and any such Lien is later reinstated or (b) obtain any new First Priority Liens on assets constituting Notes Priority Collateral from Grantors, then (A) if any Additional Second Lien Obligations have been issued, (x) the Second Lien Secured Parties shall be granted a Second Priority Lien and (y) the Revolving Facility Secured Parties shall be granted a Third Priority Lien (or, after the Discharge of Second Lien Obligations, a Second Priority Lien), or (B) so long as any Additional Second Lien Obligations have not been issued, the Revolving Facility Secured Parties shall be granted a Second Priority Lien, in each case on any such Notes Priority Collateral.

(b) Releases – Second Lien Obligations.

(i) After the Discharge of First Lien Obligations has occurred and, if any Additional Second Lien Obligations have been issued, so long as the Discharge of Second Lien Obligations has not occurred, if, in connection with:

(A) the exercise of any of the Second Lien Security Agent’s remedies in respect of the Notes Priority Collateral provided for in Section 3.2(a) (with the Proceeds thereof being applied to the Second Lien Priority Obligations), including any sale, lease, exchange, transfer or other disposition of any such Notes Priority Collateral; or

(B) any sale, lease, exchange, transfer or other disposition of any Notes Priority Collateral permitted under the terms of the Second Lien Documents (other than in connection with the Discharge of Second Lien Obligations and subject to this Agreement), the Directing Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, releases any of its Liens on any part of the Notes Priority Collateral, then the Liens, if any, of the Revolving Facility Agent, for itself and for the benefit of the other Revolving Facility Secured Parties, on such Notes Priority Collateral (but not the Proceeds thereof (until applied to the Second Lien Obligations), which shall be subject to the priorities set forth in this Agreement), shall be automatically, unconditionally and simultaneously released and the Directing Second Lien Security Agent is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, in the discretion of the Directing Second Lien Security Agent, be considered necessary or reasonably desirable in connection with such releases, and the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, promptly shall execute and deliver (at the expense of such Grantor) to the Directing Second Lien Security Agent such termination statements, releases and other documents as the Directing Second Lien Security Agent or such Grantor may reasonably request to effectively confirm such release.

(ii) If any Additional Second Lien Obligations have been issued, until the Discharge of Second Lien Obligations occurs, the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, hereby irrevocably constitutes and appoints the Directing Second Lien Security Agent and any officer or agent of the Directing Second Lien Security Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of the Revolving Facility Agent or such Revolving Facility Secured Party or in the Directing Second Lien Security Agent’s own name, from time to time in the Directing Second Lien Security Agent’s discretion, for the purpose of carrying out the terms of this Section 3.4(b) with respect to Notes Priority Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 3.4(b) with respect to Notes Priority Collateral, including any endorsements or other instruments of transfer or release.

(iii) If any Additional Second Lien Obligations have been issued, until the Discharge of Second Lien Obligations occurs, to the extent that the Second Lien Secured Parties (a) have released any Lien on Notes Priority Collateral and any such Lien is later reinstated or (b) obtain any new Second Priority Liens (or, after the Discharge of First Lien Obligations, First Priority Liens) on assets constituting Notes Priority Collateral from Grantors, then the Revolving Facility Secured Parties shall be granted a Third Priority Lien (or, after the Discharge of First Lien Obligations, a Second Priority Lien) on any such Notes Priority Collateral.

(c) Insurance – Prior to Discharge of First Lien Obligations. Unless and until the Discharge of First Lien Obligations has occurred, the Directing First Lien Security Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Documents, to adjust settlement for any Insurance policy covering the Notes Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the Notes Priority Collateral. If (i) at any time after any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any Second Lien Secured Party or (ii) the Revolving Facility Agent or any Revolving Facility Secured Party shall, at any time, receive any Proceeds of any such Insurance policy or any such award or payment in contravention of this Section 3.4(c), it shall pay such Proceeds over to the Directing First Lien Security Agent in accordance with the terms of Section 3.3(a).

(d) Insurance – After Discharge of First Lien Obligations. After the Discharge of First Lien Obligations has occurred, and, if any Additional Second Lien Obligations have been issued, unless and until the Discharge of Second Lien Obligations has occurred, the Directing Second Lien Security Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Second Lien Documents, to adjust settlement for any Insurance policy covering the Notes Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the Notes Priority Collateral. If the Revolving Facility Agent or any Revolving Facility Secured Party shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Section 3.4(d), it shall pay such Proceeds over to the Directing Second Lien Security Agent in accordance with the terms of Section 3.3(b).

(e) Amendments to, and Refinancing of, First Lien Documents.

(i) The First Lien Documents may be amended, restated, amended and restated, replaced, supplemented or otherwise modified in accordance with their terms and the First Lien Documents may be Refinanced, in each case, without notice to, or the consent of, the Revolving Facility Agent or the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or the other Second Lien Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that any such amendment, restatement, amendment and restatements, replacement, supplement, modification or Refinancing of the First Lien Documents shall not, without the consent of the Revolving Facility Security Agent and, if any Additional Second Lien Obligations have been issued, the Directing Second Lien Security Agent:.

(A) add any limitation on the optional or mandatory prepayment of the loans under the Revolving Facility Credit Agreement, any other Revolving Facility Document, any Additional Second Lien Obligations Agreement or any other Second Lien Documents; or

(B) except as otherwise contemplated or required by the First Lien Documents (as in effect on the date hereof) and except in connection with any First Lien DIP Financing or First Lien Revolving Facility Priority Collateral DIP Financing permitted hereunder, expressly subordinate the Lien on all or substantially all of the Notes Priority Collateral to the Lien of any other creditor on the Notes Priority Collateral; provided that notwithstanding the provisions of this Section 3.4(e), the First Lien Documents may be amended, restated, amended and restated, replaced, supplemented or otherwise modified and/or Refinanced from time to time in accordance with their terms in order to effect the making or provision of (x) any “Incremental Term Facility” or any “Incremental Revolving Facility,” (y) “Replacement Term Loan” or “Replacement Revolving Facility” or (z) any “Extended Term Loans,” “Extended Revolving Loans” or “Extended Revolving Credit Commitment” (each as defined in the First Lien Credit Agreement), in each case without notice to, or the consent of, the Revolving Facility Agent, any other Revolving Facility Secured Party, any Second Lien Security Agent or any other Second Lien Secured Party.

Subject to the provisions of the Revolving Facility Documents and the Second Lien Documents, the First Lien Documents may be Refinanced to the extent the terms and conditions of such Refinancing Indebtedness meet the requirements of this Section 3.4(e); provided that the holders of such Refinancing Indebtedness deliver an Intercreditor Agreement Joinder to the Security Agents.

(ii) In the event the First Lien Security Agent or the First Lien Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Security Document or changing in any manner the rights of the First Lien Security Agent, such First Lien Secured Parties, the Company or any other Grantor thereunder, in each case with respect to or relating to the Notes Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Revolving Facility Security Document and, if any Additional Second Lien Obligations have been issued, the Comparable Second Lien Security Document without the consent of the Revolving Facility Lien Security Agent, the Revolving Facility Secured Parties, the Second Lien Security Agent or the Second Lien Secured Parties and without any action by the Revolving Facility Agent, the Second Lien Security Agent, the Company or any other Grantor.

(iii) The First Lien Security Agent shall endeavor to give prompt notice of any amendment, waiver or consent of a First Lien Document to the Revolving Facility Agent and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent after the effective date of such amendment, waiver or consent; provided, that the failure of the First Lien Security Agent to give any such notice shall not affect the priority of the First Lien Security Agent’s Liens as provided herein or the validity or effectiveness of any such amendment as against the Grantors.

(f) Amendments to, and Refinancing of, Second Lien Documents.

(i) If any Additional Second Lien Obligations are issued, then, thereafter, the Second Lien Documents may be amended, restated, amended and restated, replaced, supplemented or otherwise modified in accordance with their terms and the Second Lien Documents may be Refinanced, in each case, without notice to, or the consent of, the Revolving Facility Agent, the other Revolving Facility Secured Parties, the First Lien Security Agent or the other First Lien Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that any such amendment, restatement, replacement, amendment and restatement, supplement, modification or Refinancing of the Second Lien Documents at any time after the issuance of such Additional Second Lien Obligations, shall not, without the consent of the Revolving Facility Security Agent and the Directing First Lien Security Agent:

(A) change or add any limitation on the optional or mandatory prepayment of the loans under the Revolving Facility Credit Agreement, any other

Revolving Facility Document, the First Lien Credit Agreement or any other First Lien Document, in each case in any manner adverse to the Revolving Facility Secured Parties or the First Lien Secured Parties;

(B) (x) change to an earlier date, any date upon which regularly scheduled amortization payments of principal or interest (including the scheduled final maturity date) on the Second Lien Obligations are due under the applicable Additional Second Lien Obligations Agreement or a Refinancing thereof or any other Second Lien Document or a Refinancing thereof or increase the amount of any such scheduled amortization in excess of that applicable to the Indebtedness under the applicable Additional Second Lien Obligations Agreement (provided that nothing herein shall prohibit any optional prepayments under any Additional Second Lien Obligations Agreement or other Second Lien Documents to the extent otherwise permitted by the terms of the First Lien Documents) or (y) shorten the scheduled final maturity date of any principal amount of Second Lien Obligations under the applicable Additional Second Lien Obligations Agreement or a Refinancing thereof, in each case under clauses (x) or (y), other than for administrative reasons;

(C) add or include any financial maintenance covenant in the applicable Additional Second Lien Obligations Agreement or any other Second Lien Document unless the First Lien Documents are amended, restated, amended and restated, replaced, supplemented or otherwise modified or Refinanced to add or include such covenant for the benefit of the “term lenders” thereunder and the financial maintenance covenant added to the applicable Additional Second Lien Obligations Agreement or any other Second Lien Document is the same as that added to the First Lien Documents (subject to customary set-back requirements); or

(D) change or add any negative covenant (for the avoidance of doubt, other than a financial maintenance covenant) or event of default in the applicable Additional Second Lien Obligations Agreement or any other Second Lien Document in a manner that is more restrictive taken as a whole with all such changes or additions than the First Lien Credit Agreement, as in effect on the date hereof (unless such changes or additions are accompanied by corresponding changes or additions in the First Lien Documents (maintaining any appropriate cushions consistent with those in existence as of the date hereof));

provided that notwithstanding the provisions of this Section 3.4(f), if any Additional Second Lien Obligations are issued, the Second Lien Documents may be amended, restated, amended and restated, replaced, supplemented or otherwise modified and/or Refinanced from time to time in accordance with their terms in order to effect the making or provision of (x) any “Incremental Term Facility”, (y) any “Replacement Term Loan” or (z) any “Extended Term Loans” (each as defined in the applicable Additional Second Lien Obligations Agreement in a manner consistent with the First Lien Credit Agreement), in each case without notice to, or the consent of, the First Lien Security Agent, any other First Lien Secured Party, the Revolving Facility Security Agent or any other Revolving Facility Secured Party.

Subject to the provisions of the First Lien Documents and the Revolving Facility Documents, the Second Lien Documents may be Refinanced to the extent the terms and conditions of such Refinancing Indebtedness meet the requirements of this Section 3.4(f); provided that the holders of such Refinancing Indebtedness deliver an Intercreditor Agreement Joinder to the Security Agents.

(ii) Following the Discharge of First Lien Obligations, if any Additional Second Lien Obligations have been issued, in the event the Second Lien Security Agent or the Second Lien Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the Second Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Second Lien Security Document or changing in any manner the rights of the Second Lien Security Agent, such Second Lien Secured Parties, the Company or any other Grantor thereunder, in each case with respect to or relating to the Notes Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Revolving Facility Security Document without the consent of the Revolving Facility Lien Security Agent or the Revolving Facility Secured Parties and without any action by the Revolving Facility Agent, the Company or any other Grantor.

(iii) If any Additional Second Lien Obligations have been issued, the Second Lien Security Agent shall endeavor to give prompt notice of any amendment, waiver or consent of a Second Lien Document to the First Lien Security Agent and the Revolving Facility Agent after the effective date of such amendment, waiver or consent; provided, that the failure of the Second Lien Security Agent to give any such notice shall not affect the priority of the Second Lien Security Agent’s Liens as provided herein or the validity or effectiveness of any such amendment as against the Grantors.

(g) Rights As Unsecured Creditors.

(i) Except as otherwise set forth in this Agreement, the Revolving Facility Agent and the Revolving Facility Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the Revolving Facility Documents to which it is a party and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the Revolving Facility Agent or any Revolving Facility Secured Parties of the required payments of interest, principal and other amounts in respect of the Revolving Facility Obligations so long as such receipt is not the direct or indirect result of the exercise by the Revolving Facility Agent or any Revolving Facility Secured Parties of rights or remedies as a secured creditor (including set off) in respect of the Notes Priority Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Lien on Notes Priority Collateral held by any of them. In the event the Revolving Facility Agent or any other Revolving Facility Secured Party becomes a judgment Lien creditor in respect of Notes Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subordinated to (x) the Liens securing First Lien Obligations and (y) if any Additional Second Lien Obligations have been issued, the Liens securing the Second Lien Obligations, in each case, on the same basis as the other Liens on the Notes Priority

Collateral securing the Revolving Facility Obligations are so subordinated to such Liens securing the First Lien Obligations and Second Lien Obligations, respectively, under this Agreement.

(ii) Except as otherwise set forth in this Agreement, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the Second Lien Documents to which it is a party and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the Second Lien Security Agent or any other Second Lien Secured Parties of the required payments of interest, principal and other amounts in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Security Agent or any other Second Lien Secured Parties of rights or remedies as a secured creditor (including set off) in respect of the Notes Priority Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Lien held by any of them. In the event the Second Lien Security Agent or any other Second Lien Secured Party becomes a judgment Lien creditor in respect of Notes Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subordinated to the Liens securing the First Lien Obligations on the same basis as the other Liens on the Notes Priority Collateral securing the Second Lien Obligations are so subordinated to such Liens securing the First Lien Obligations under this Agreement.

(iii) Except as otherwise set forth in this Agreement (including under Sections 3.1(a) and 3.2(a)), nothing in this Agreement (x) impairs or otherwise adversely affects any rights or remedies the First Lien Security Agent or the other First Lien Secured Parties may have with respect to the Notes Priority Collateral and (y) from and after the Discharge of First Lien Obligations, if any Additional Second Lien Obligations have been issued, impairs or otherwise adversely affects any rights or remedies the Second Lien Security Agent or the other Second Lien Secured Parties may have with respect to the Notes Priority Collateral.

(h) Bailee for Perfection – First Lien Security Agent.

(i) The Directing First Lien Security Agent agrees to hold or control that part of the Notes Priority Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Notes Priority Collateral being, the “Pledged Notes Priority Collateral”) as collateral agent for the First Lien Secured Parties and as bailee for and, with respect to any Notes Priority Collateral that cannot be perfected in such manner, as agent for, (x) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent (on behalf of itself and the other Second Lien Secured Parties) and (y) Revolving Facility Agent (on behalf of itself and the other Revolving Facility Secured Parties) and any assignee thereof solely for the purpose of perfecting the security interest granted under the First Lien Documents, the Second Lien Documents and the Revolving Facility Documents, respectively, subject to the terms and conditions of this Section 3.4(h). The Directing First Lien Security Agent agrees that, if it shall at any time obtain any landlord waiver or bailee’s letter or similar agreement or arrangement granting it rights or access to Notes Priority Collateral, the Directing First Lien Security Agent shall take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement as sub-agent or gratuitous bailee for the relevant other Security Agents, solely for the purpose of perfecting the Liens of the relevant other Security Agents and subject to the terms and conditions of this Agreement.

(ii) Subject to the terms of this Agreement, until the Discharge of First Lien Obligations has occurred, the Directing First Lien Security Agent shall be entitled to deal with the Pledged Notes Priority Collateral in accordance with the terms of the First Lien Documents as if the Liens of, (x) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent under the Second Lien Security Documents and (y) the Revolving Facility Agent under the Revolving Facility Security Documents did not exist. The rights of the Second Lien Security Agent and the Revolving Facility Agent shall at all times be subject to the terms of this Agreement and to the First Lien Security Agent’s rights under the First Lien Documents.

(iii) The Directing First Lien Security Agent shall have no obligation whatsoever to any First Lien Secured Party, the Second Lien Security Agent, any Second Lien Secured Party, the Revolving Facility Agent or any Revolving Facility Secured Party to ensure that the Pledged Notes Priority Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 3.4(h). The duties or responsibilities of the First Lien Security Agent under this Section 3.4(h) shall be limited solely to holding the Pledged Notes Priority Collateral as bailee or agent in accordance with this Section 3.4(h).

(iv) The Directing First Lien Security Agent acting pursuant to this Section 3.4(h) shall not have by reason of the First Lien Security Documents, the Second Lien Security Documents, the Revolving Facility Documents, this Agreement or any other document a fiduciary relationship in respect of any First Lien Secured Party, the Second Lien Security Agent, any Second Lien Secured Party, the Revolving Facility Agent or any Revolving Facility Secured Party.

(v) Upon the Discharge of First Lien Obligations, the Directing First Lien Security Agent shall deliver or cause to be delivered the remaining Pledged Notes Priority Collateral (if any) in its possession or in the possession of its agents or bailees, together with any necessary endorsements, (A) first, to the Directing Second Lien Security Agent to the extent that any Additional Second Lien Obligations have been issued and the applicable Second Lien Obligations remain outstanding, (B) second, to the Revolving Facility Agent to the extent Revolving Facility Obligations remain outstanding and (C) third, to the applicable Grantor to the extent no First Lien Obligations, Second Lien Obligations or Revolving Facility Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Notes Priority Collateral) and will cooperate with the Directing Second Lien Security Agent, the Revolving Facility Agent or such Grantor, as the case may be, in assigning (without recourse to or warranty by the Directing First Lien Security Agent or any other First Lien Secured Party or agent or bailee thereof) control over any other Pledged Notes Priority Collateral under its control. The Directing First Lien Security Agent further agrees to take all other action reasonably requested by such Person (at the sole cost and expense of the Grantors or such Person) in connection with such Person obtaining a First Priority security interest in the Pledged Notes Priority Collateral or as a court of competent jurisdiction may otherwise direct.

(vi) Notwithstanding anything to the contrary herein:

(A) if, for any reason, upon the Discharge of First Lien Obligations, any Additional Second Lien Obligations have been issued and the applicable Second Lien Obligations remain outstanding, all rights of the First Lien Security Agent hereunder and under the First Lien Security Documents (1) with respect to the delivery and control of any part of the Notes Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Notes Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of either of the Second Lien Security Agent or the First Lien Security Agent, pass to the Directing Second Lien Security Agent, who shall thereafter hold such rights for the benefit of the Second Lien Secured Parties. The Directing First Lien Security Agent agrees that it will, if any such Second Lien Obligations remain outstanding upon the Discharge of First Lien Obligations, take any other action required by any law or reasonably requested by the Directing Second Lien Security Agent (subject to any limitations set forth in the Second Lien Documents), in connection with the Directing Second Lien Security Agent’s establishment and perfection of a First Priority security interest in the Notes Priority Collateral; and

(B) if, for any reason, any Revolving Facility Obligations remain outstanding upon the Discharge of First Lien Obligations and (if any Additional Second Lien Obligations have been issued) the Discharge of Second Lien Obligations, all rights of the First Lien Security Agent hereunder and under the First Lien Security Documents, and all rights of the Second Lien Security Agent hereunder and under the Second Lien Security Documents (1) with respect to the delivery and control of any part of the Notes Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Notes Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of the Revolving Facility Agent, the First Lien Security Agent or the Second Lien Security Agent, pass to the Revolving Facility Agent, who shall thereafter hold such rights for the benefit of the Revolving Facility Secured Parties. Each of the Directing First Lien Security Agent and the Directing Second Lien Security Agent agrees that it will, if any Revolving Facility Obligations remain outstanding upon the Discharge of First Lien Obligations and (if any Additional Second Lien Obligations have been issued) the Discharge of Second Lien Obligations, take any other action required by any law or reasonably requested by the Revolving Facility Agent (subject to any limitations set forth in the Revolving Facility Documents), in connection with the Revolving Facility Agent’s establishment and perfection of a First Priority security interest in the Notes Priority Collateral.

(vii) Notwithstanding anything to the contrary contained herein, if for any reason, prior to the Discharge of Revolving Facility Obligations, the Directing First Lien Security Agent acquires possession of any Pledged Revolving Facility Priority Collateral (as defined below), the Directing First Lien Security Agent shall hold same as bailee and/or agent to the same extent as is provided in preceding clause (i) with respect to Pledged Notes Priority

Collateral, provided that as soon as is practicable the Directing First Lien Security Agent shall deliver or cause to be delivered such Pledged Revolving Facility Priority Collateral to the Revolving Facility Agent in a manner otherwise consistent with the requirements of preceding clause (v).

(i) Bailee for Perfection – Second Lien Security Agent.

(i) After the Discharge of First Lien Obligations has occurred, and, if any Additional Second Lien Obligations have been issued, to the extent that the Directing Second Lien Security Agent is (or its agents or bailees are) in possession or control of any Pledged Notes Priority Collateral, the Directing Second Lien Security Agent agrees to hold or control that part of the Notes Priority Collateral as collateral agent for the Second Lien Secured Parties and as bailee for and, with respect to any Notes Priority Collateral that cannot be perfected in such manner, as agent for, the Revolving Facility Agent (on behalf of itself and the other Revolving Facility Secured Parties) and any assignee thereof solely for the purpose of perfecting the security interest granted under the Second Lien Documents and the Revolving Facility Documents, respectively, subject to the terms and conditions of this Section 3.4(i). The Directing Second Lien Security Agent agrees that, if it shall at any time obtain any landlord waiver or bailee’s letter or similar agreement or arrangement granting it rights or access to Notes Priority Collateral, the Directing Second Lien Security Agent shall take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement as sub-agent or gratuitous bailee for the Revolving Facility Agent, solely for the purpose of perfecting the Liens of the Revolving Facility Agent and subject to the terms and conditions of this Agreement.

(ii) Subject to the terms of this Agreement, after the Discharge of First Lien Obligations has occurred and, if any Additional Second Lien Obligations have been issued, until the Discharge of Second Lien Obligations has occurred, the Directing Second Lien Security Agent shall be entitled to deal with the Pledged Notes Priority Collateral in accordance with the terms of the Second Lien Documents as if the Liens of the Revolving Facility Agent under the Revolving Facility Security Documents did not exist. The rights of the Revolving Facility Agent in the Term Lien Priority Collateral shall at all times be subject to the terms of this Agreement and to the Second Lien Security Agent’s rights under the Second Lien Documents.

(iii) The Directing Second Lien Security Agent shall have no obligation whatsoever to any Second Lien Secured Party, the Revolving Facility Agent or any Revolving Facility Secured Party to ensure that the Pledged Notes Priority Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 3.4(i). The duties or responsibilities of the Directing Second Lien Security Agent under this Section 3.4(i) shall be limited solely to holding the Pledged Notes Priority Collateral as bailee or agent in accordance with this Section 3.4(i).

(iv) The Directing Second Lien Security Agent acting pursuant to this Section 3.4(i) shall not have by reason of the First Lien Security Documents, the Second Lien Security Documents, the Revolving Facility Documents, this Agreement or any other document a fiduciary relationship in respect of any Second Lien Secured Party, the First Lien Security Agent, any First Lien Secured Party, the Revolving Facility Agent or any Revolving Facility Secured Party.

(v) Following the Discharge of First Lien Obligations and, if any Additional Second Lien Obligations have been issued, upon the Discharge of Second Lien Obligations, the Directing Second Lien Security Agent shall deliver or cause to be delivered the remaining Pledged Notes Priority Collateral (if any) in its possession or in the possession of its agents or bailees, together with any necessary endorsements, (A) first, to the Revolving Facility Agent to the extent Revolving Facility Obligations remain outstanding and (B) second, to the applicable Grantor to the extent no First Lien Obligations, Second Lien Obligations or Revolving Facility Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Notes Priority Collateral) and will cooperate with the Revolving Facility Agent or such Grantor, as the case may be, in assigning (without recourse to or warranty by the Directing Second Lien Security Agent or any other Second Lien Secured Party or agent or bailee thereof) control over any other Pledged Notes Priority Collateral under its control. The Second Lien Security Agent further agrees to take all other action reasonably requested by such Person (at the sole cost and expense of the Grantors or such Person) in connection with such Person obtaining a First Priority security interest in the Pledged Notes Priority Collateral or as a court of competent jurisdiction may otherwise direct.

(vi) Notwithstanding anything to the contrary herein, if, for any reason, any Revolving Facility Obligations remain outstanding upon the Discharge of First Lien Obligations and, if any Additional Second Lien Obligations have been issued, the Discharge of Second Lien Obligations, all rights of the Second Lien Security Agent hereunder and under the Second Lien Security Documents (1) with respect to the delivery and control of any part of the Notes Priority Collateral and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Notes Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of either of the Revolving Facility Agent or the Second Lien Security Agent, pass to the Revolving Facility Agent, who shall thereafter hold such rights for the benefit of the Revolving Facility Secured Parties. The Directing Second Lien Security Agent agrees that it will, if any Revolving Facility Obligations remain outstanding upon the Discharge of First Lien Obligations and, if any Additional Second Lien Obligations have been issued, the Discharge of Second Lien Obligations, take any other action required by any law or reasonably requested by the Revolving Facility Agent (subject to any limitations set forth in the Revolving Facility Documents), in connection with the Revolving Facility Agent’s establishment and perfection of a First Priority security interest in the Notes Priority Collateral.

(vii) Notwithstanding anything to the contrary contained herein, if for any reason, prior to the Discharge of Revolving Facility Obligations, the Directing Second Lien Security Agent acquires possession of any Pledged Revolving Facility Priority Collateral, the Directing Second Lien Security Agent shall hold same as bailee and/or agent to the same extent as is provided in preceding clause (i) with respect to Pledged Notes Priority Collateral, provided that as soon as is practicable the Directing Second Lien Security Agent shall deliver or cause to be delivered such Pledged Revolving Facility Priority Collateral to the Revolving Facility Agent in a manner otherwise consistent with the requirements of preceding clause (v).

(j) When Discharge of First Lien Obligations Deemed to Not Have Occurred. Notwithstanding anything to the contrary herein, if concurrently with (or immediately after) the Discharge of First Lien Obligations, the Company or any other Grantor enters into any Permitted

Refinancing of any First Lien Priority Obligations, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under the Permitted Refinancing shall automatically be treated as First Lien Priority Obligations (together with the First Lien Secured Hedging Agreements on the basis provided in the definition of “First Lien Documents” contained herein) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the term “First Lien Credit Agreement” shall be deemed appropriately modified to refer to such Permitted Refinancing and the First Lien Security Agent under such First Lien Documents shall be the Directing First Lien Security Agent for all purposes hereof and the new secured parties under such First Lien Documents (together with the First Lien Facility Bank Product Creditors as provided herein) shall automatically be treated as First Lien Secured Parties for all purposes of this Agreement. Upon receipt of a notice stating that the Company or any other Grantor has entered into a new First Lien Document in respect of a Permitted Refinancing of First Lien Obligations (which notice shall include the identity of the new security agent, such agent, the “New First Lien Agent”), and delivery by the New First Lien Agent of an Intercreditor Agreement Joinder, each of, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the Revolving Facility Agent shall promptly (i) enter into such documents and agreements (including amendments, amendments and restatements or supplements to this Agreement) as the Company or such New First Lien Agent shall reasonably request in order to provide to the New First Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New First Lien Agent any Pledged Notes Priority Collateral held by the Second Lien Security Agent or the Revolving Facility Agent, as the case may be, together with any necessary endorsements (or otherwise allow the New First Lien Agent to obtain control of such Pledged Notes Priority Collateral). The New First Lien Agent shall agree to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Documents are secured by assets of the Grantors of the type constituting Notes Priority Collateral that do not also secure the Revolving Facility Obligations or, if any Additional Second Lien Obligations have been issued, the Second Lien Obligations, as the case may be, then the Revolving Facility Obligations or Second Lien Obligations, as the case may be, shall be secured at such time by a Third Priority Lien (or, in the case any Additional Second Lien Obligations have not been issued, a Second Priority Lien securing the Revolving Facility Obligations) or a Second Priority Lien, respectively, on such assets to the same extent provided in the Revolving Facility Security Documents and the Second Lien Security Documents, as the case may be, with respect to the other Notes Priority Collateral. If the new First Lien Obligations under the new First Lien Documents are secured by assets of the Grantors of the type constituting Revolving Facility Priority Collateral that do not also secure the Revolving Facility Obligations or, if any Additional Second Lien Obligations have been issued, the Second Lien Priority Obligations, then the Revolving Facility Obligations and Second Lien Obligations shall be secured at such time by a First Priority Lien and a Third Priority Lien, respectively, on such assets to the same extent provided in the Revolving Facility Security Documents with respect to the other Revolving Facility Priority Collateral.

(k) When Discharge of Second Lien Obligations Deemed to Not Have Occurred. Notwithstanding anything to the contrary herein, if any Additional Second Lien Obligations have been issued, and if concurrently with (or immediately after) the Discharge of

Second Lien Obligations, the Company or any other Grantor enters into any Permitted Refinancing of any Second Lien Priority Obligations, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under the Permitted Refinancing shall automatically be treated as Second Lien Priority Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the term “Additional Second Lien Obligations Agreement” shall be deemed appropriately modified to refer to such Permitted Refinancing and the Second Lien Security Agent under such Second Lien Documents shall be the Directing Second Lien Security Agent for all purposes hereof and the new secured parties under such Second Lien Documents shall automatically be treated as Second Lien Secured Parties for all purposes of this Agreement. Upon receipt of a notice stating that the Company or any other Grantor has entered into a new Second Lien Document in respect of a Permitted Refinancing of Second Lien Obligations (which notice shall include the identity of the new security agent, such agent, the “New Second Lien Agent”), and delivery by the New Second Lien Agent of an Intercreditor Agreement Joinder, each of the First Lien Security Agent and the Revolving Facility Agent shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Second Lien Agent shall reasonably request in order to provide to the New Second Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) following the Discharge of First Lien Obligations, deliver to the New Second Lien Agent any Pledged Notes Priority Collateral held by the Revolving Facility Agent, together with any necessary endorsements (or otherwise allow the New Second Lien Agent to obtain control of such Pledged Notes Priority Collateral). The New Second Lien Agent shall agree to be bound by the terms of this Agreement. If the new Second Lien Obligations under the new Second Lien Documents are secured by assets of the Grantors of the type constituting Notes Priority Collateral that do not also secure the First Lien Obligations or the Revolving Facility Obligations, as the case may be, then the First Lien Obligations or the Revolving Facility Obligations, as the case may be, shall be secured at such time by a First Priority Lien and Third Priority Lien, respectively, on such assets to the same extent provided in the First Lien Security Documents and the Revolving Facility Security Documents, as the case may be, with respect to the other Notes Priority Collateral. If the new Second Lien Obligations under the new Second Lien Documents are secured by assets of the Grantors of the type constituting Revolving Facility Priority Collateral that do not also secure the Revolving Facility Obligations or the First Lien Obligations, then the Revolving Facility Obligations and First Lien Obligations shall be secured at such time by a First Priority Lien and a Second Priority Lien, respectively, on such assets to the same extent provided in the Revolving Facility Security Documents with respect to the other Revolving Facility Priority Collateral.

(l) Option to Purchase First Lien Obligations.

(i) Without prejudice to the enforcement of remedies by the First Lien Security Agent and the First Lien Secured Parties, if any Additional Second Lien Obligations have been issued, the Second Lien Secured Parties (in each case who must meet all eligibility standards contained in all relevant First Lien Documents) (an “Eligible First Lien Purchaser”) shall have the right to purchase (the “First Lien Purchase Option”) on a pro rata basis by way of assignment (and shall thereby also assume all commitments and duties of the then extant First

Lien Secured Parties under the First Lien Documents (other than in respect of services giving rise to First Lien Bank Product Obligations and First Lien Secured Hedging Obligations)), at any time during the exercise period described in clause (iii) below of this Section 3.4(l), all, but not less than all, of the First Lien Obligations (inclusive of the First Lien Priority Obligations and the Excess First Lien Obligations) (other than the First Lien Obligations of a Defaulting First Lien Secured Party), including all principal of and accrued and unpaid interest and fees on and all prepayment or acceleration penalties and premiums in respect of all First Lien Obligations outstanding at the time of purchase; provided that at the time of (and as a condition to) any purchase pursuant to this Section 3.4(l), all commitments pursuant to any then outstanding First Lien Credit Agreement shall have terminated and all First Lien Secured Hedging Agreements also shall have been terminated in accordance with their terms. Any purchase pursuant to this Section 3.4(l)(i) shall be made as follows:

(A) for a purchase price equal to the sum of (1) in the case of all loans, advances or other similar extensions of credit that constitute First Lien Obligations (including unreimbursed amounts drawn in respect of letters of credit, but excluding the undrawn amount of then outstanding letters of credit and excluding First Lien Bank Product Obligations), 100% of the principal amount thereof and all accrued and unpaid interest thereon through the date of purchase (without regard, however, to any unaccrued acceleration or other prepayment penalties or premiums other than customary breakage costs), (2) in the case of any First Lien Bank Product Obligations, cash collateral in such amounts as the First Lien Security Agent reasonably determines is necessary to secure the First Lien Security Agent and the other First Lien Secured Parties in connection with such First Lien Bank Product Obligations, (3) in the case of any First Lien Secured Hedging Agreement, the aggregate amount then owing to each First Lien Secured Hedging Creditor (which is a First Lien Secured Party) thereunder pursuant to the terms of the respective First Lien Secured Hedging Agreement, including all amounts owing to such First Lien Secured Hedging Creditor as a result of the termination (or early termination) thereof (in each case, to the extent of its interest as a First Lien Secured Party), (4) in the case of the undrawn amount of then outstanding letters of credit under any Incremental Revolving Facility (as defined in the First Lien Credit Agreement), cash collateral in an amount equal to 103% of the aggregate undrawn amount of such letters of credit and the aggregate fronting and other fees which will accrue thereon through the stated maturity of the letters of credit (assuming no drawings thereon before stated maturity), (5) all accrued and unpaid fees, expenses, indemnities and other amounts (other than any unaccrued prepayment penalties or premiums or similar fees) through the date of purchase and (6) in the case of contingent or unliquidated First Lien Obligations for which a claim has been made against (or identified by) the First Lien Secured Parties and indemnification or payment is required under the First Lien Documents, cash collateral in such amounts as the First Lien Security Agent reasonably determines to be necessary to secure the First Lien Security Agent and the other First Lien Secured Parties in connection with such contingent or unliquidated First Lien Obligations; it being understood and agreed that (w) if at any time those amounts (if any) then on deposit with the Directing First Lien Security Agent as described in clause (4) above exceed 103% of the sum of the aggregate undrawn amount of all then outstanding letters of credit and the aggregate fronting and other fees accrued thereon before stated maturity, such excess shall be returned to the respective Eligible First Lien Purchaser or Eligible First Lien Purchasers (as their interests appear), (x) at such time as all letters of credit have been cancelled, expired or been fully drawn, as the case may be, any excess cash collateral deposited as described above in clause (4) (and not previously applied or released as provided above) shall be returned to the respective Eligible First Lien Purchaser or Eligible First Lien Purchasers, as their interests appear, (y) at such time as all First Lien Bank Product Agreements have been terminated, any excess cash collateral deposited as described above in clause (2) (and not previously applied or released as provided above) shall be returned to the respective Eligible First Lien Purchaser or Eligible First Lien Purchasers, as their interests appear, and (z) at such time as all contingent or unliquidated First Lien Obligations described in clause (6) are settled or otherwise resolved, any excess cash collateral deposited as described above in clause (6) (and not applied or previously released) shall be returned to the respective Eligible First Lien Purchaser or Eligible First Lien Purchasers, as their interests appear. It is understood and agreed that (A) at the time any fronting or other fees are owing to an issuer with respect to any letter of credit, the First Lien Security Agent may apply amounts deposited with it as described above to pay same and (B) upon any drawing under any letter of credit, the First Lien Security Agent shall apply amounts deposited with it as described above to repay the respective unpaid drawing;

(B) with the purchase price described in preceding clause (A)(1) payable in cash on the date of purchase against transfer to the respective Eligible First Lien Purchaser or Eligible First Lien Purchasers (without recourse and without any representations or warranties whatsoever, whether as to the enforceability of any First Lien Obligation or the validity, enforceability, perfection, priority or sufficiency of any Lien securing, or guarantee or other supporting obligation for, any First Lien Obligation or as to any other matter whatsoever, except the representations and warranties (1) that the transferor owns free and clear of all Liens and encumbrances (other than participation interests not prohibited by the First Lien Credit Agreement, in which case the purchase price described in preceding clause (A)(1) shall be appropriately adjusted so that the Eligible First Lien Purchaser or Eligible First Lien Purchasers do not pay amounts represented by any participation interest which remains in effect), and has the right to convey, whatever claims and interests it may have in respect of the First Lien Obligations and (2) as to the amount of its portion of the First Lien Obligations being acquired);

(C) with the purchase price described in preceding clause (A)(1) accompanied by a waiver by the Directing Second Lien Security Agent (on behalf of itself and the other Second Lien Secured Parties) of all claims arising out of this Agreement and the transactions contemplated hereby as a result of exercising the purchase option contemplated by this Section 3.4(l);

(D) with all amounts payable to the various First Lien Secured Parties in respect of the assignments described above to be distributed to them by the Directing First Lien Security Agent in accordance with their respective holdings of the various First Lien Obligations; and

(E) with such purchase to be made pursuant to assignment documentation in form and substance reasonably satisfactory to, and prepared by counsel for, the Directing First Lien Security Agent (with the reasonable cost of such counsel to be paid by the respective Eligible First Lien Purchaser or Eligible First Lien Purchasers); it being understood and agreed that the First Lien Security Agent and each other First Lien Secured Party shall retain all rights to indemnification as provided in the relevant First Lien Documents for all periods prior to any assignment by them pursuant to the provisions of this Section 3.4(l).

(ii) The right to exercise the First Lien Purchase Option shall be exercisable and legally enforceable upon at least ten (10) Business Days’ prior written notice of exercise (which notice, once given, (A) shall be irrevocable and fully binding on the respective Eligible First Lien Purchaser or Eligible First Lien Purchasers except as provided in clause (iii) below and (B) shall specify a date of purchase not less than ten (10) Business Days, nor more than thirty (30) calendar days, after the date of the receipt by the Directing First Lien Security Agent of such notice) given to the Directing First Lien Security Agent by an Eligible First Lien Purchaser; provided that in the event that the Eligible First Lien Purchaser is an Eligible Revolving Facility Purchaser and exercises its option to purchase Revolving Facility Obligations in accordance with Section 4.4(j), the closing of the purchase of the First Lien Obligations shall occur within the aforesaid period and prior to or contemporaneously with the closing of such Eligible Revolving Facility Purchaser’s purchase of the Revolving Facility Obligations in accordance with Section 4.4(j). Neither the First Lien Security Agent nor any First Lien Secured Party shall have any disclosure obligation to any Eligible First Lien Purchaser, any Second Lien Security Agent or any Second Lien Secured Party in connection with any exercise of such purchase option.

(iii) The right to purchase the First Lien Obligations as described in this Section 3.4(l) may be exercised (by giving the irrevocable written notice described in preceding clause (ii)) during the period that (1) begins on the date occurring three (3) Business Days after the first to occur of (x) the date of the acceleration of the final maturity of the loans under the First Lien Credit Agreement, (y) the failure to pay all outstanding loans and obligations in full in cash on the final maturity date of the First Lien Credit Agreement or (z) the occurrence of an Insolvency or Liquidation Proceeding with respect to the Company or any other Grantor which constitutes an event of default under the First Lien Credit Agreement (in each case, so long as the acceleration, failure to pay amounts due at final maturity or such Insolvency or Liquidation Proceeding constituting an event of default has not been rescinded or cured within ten (10) Business Days after any such event, and so long as any unpaid amounts constituting First Lien Obligations remain owing); provided that if there is any failure to meet the condition described in the proviso of preceding clause (i) hereof, the aforementioned date shall be extended until the first date upon which such condition is satisfied, and (2) ends on the tenth (10th) Business Day after the start of the period described in clause (1) above. If no Second Lien Secured Party timely exercises the aforementioned purchase option, the First Lien Security Agent and First Lien Secured Parties shall have no further obligations pursuant to this Section 3.4(l) and may take any further actions in their sole discretion in accordance with the First Lien Documents and this Agreement.

(iv) The obligations of the First Lien Secured Parties to sell their respective First Lien Obligations under this Section 3.4(l) are several and not joint and several. To the extent any First Lien Secured Party breaches its obligation to sell its First Lien Obligations under this Section 3.4(l) (a “Defaulting First Lien Secured Party”), nothing in this Section 3.4(l) shall be deemed to require the First Lien Security Agent or any First Lien Secured Party to purchase such Defaulting First Lien Secured Party’s First Lien Obligations for resale to the holders of Second Lien Obligations and in all cases, the First Lien Security Agent and each First Lien Secured Party complying with the terms of this Section 3.4(l) shall not be deemed to be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting First Lien Secured Party; provided that nothing in this clause (iv) shall require any Eligible First Lien Purchaser to purchase less than all of the First Lien Obligations.

(v) Each Grantor irrevocably consents to any assignment effected to one or more Eligible First Lien Purchasers pursuant to this Section 3.4(l) (so long as they meet all eligibility standards contained in all relevant First Lien Documents, other than obtaining the consent of any Grantor to an assignment to the extent required by such First Lien Documents) for purposes of all First Lien Documents and hereby agrees that no further consent to any such assignment pursuant to this Section 3.4(l) from such Grantor shall be required.

3.5. Insolvency or Liquidation Proceedings.

(a) Finance and Sale Issues – First Lien Obligations. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Directing First Lien Security Agent shall desire to permit the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Notes Priority Collateral or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Secured Parties or any other entity under Section 364 of the Bankruptcy Code or any similar Debtor Relief Law that is secured by a Lien that is (i) senior or pari passu with the Liens on the Notes Priority Collateral securing the First Lien Priority Obligations, and (ii) junior to the Liens on the Revolving Facility Priority Collateral securing the Revolving Facility Priority Obligations (each, a “First Lien DIP Financing”), then (x) if any Additional Second Lien Obligations have been issued, each of the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, and (y) the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting or contesting) such use of cash collateral constituting Notes Priority Collateral or such First Lien DIP Financing and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Directing First Lien Security Agent or to the extent permitted by Section 3.5(c)) and, the Second Lien Security Agent and the Revolving Facility Agent will each subordinate its Liens in the Notes Priority Collateral to the Liens securing such First Lien DIP Financing (and all interest and other obligations relating thereto); provided that (A) the aggregate principal amount of the First Lien DIP Financing plus the aggregate outstanding principal amount of First Lien Obligations for borrowed money under the First Lien Documents plus the aggregate face amount of any letters of credit issued and not reimbursed under the First Lien Documents shall not exceed the First Lien Debt Cap and (B) (i) each of the Revolving Facility Agent and the other Revolving Facility

Secured Parties and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the other Second Lien Secured Parties, retain a Lien on the Collateral to secure the Revolving Facility Priority Obligations and the Second Lien Priority Obligations, as the case may be, and, with respect to the Revolving Facility Priority Collateral only, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (ii) to the extent that the First Lien Security Agent is granted adequate protection in the form of a Lien, the Revolving Facility Agent and, if any Additional Second Lien Obligations are issued, the Second Lien Security Agent are permitted to seek a Lien (without objection from the First Lien Security Agent or any First Lien Secured Party) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to Notes Priority Collateral, such Lien is junior to the Liens securing such First Lien DIP Financing and the First Lien Priority Obligations), (iii) the foregoing provisions of this Section 3.5(a) shall not prevent the Revolving Facility Agent and the Revolving Facility Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws that are inconsistent with this Agreement and (iv) the terms of such First Lien DIP Financing or use of cash collateral do not require any Grantor to seek any approval for any plan of reorganization or other plan of similar effect under any Debtor Relief Laws that is inconsistent with the terms of this Agreement. Each of the Revolving Facility Agent, on behalf of the Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of the Second Lien Secured Parties, agrees that it will not raise any objection or oppose a sale or other disposition of any Notes Priority Collateral free and clear of its Liens (subject to attachment of Proceeds with respect to the Second Priority Lien on the Notes Priority Collateral in favor of the Second Lien Security Agent (if any Additional Second Lien Obligations have been issued) and the Third Priority Lien (or, if any Additional Second Lien Obligations have not been issued, the Second Priority Lien) on the Notes Priority Collateral in favor of the Revolving Facility Agent, respectively, in the same order and manner as otherwise set forth herein) or other claims under Section 363 of the Bankruptcy Code, except for any objection or opposition that could be asserted by any Second Lien Secured Party or Revolving Facility Secured Party, as the case may be, as an unsecured creditor in any such Insolvency or Liquidation Proceeding, if the First Lien Secured Parties have consented to such sale or disposition of such assets; provided that the foregoing shall not prohibit the Second Lien Security Agent, the other Second Lien Secured Parties, the Revolving Facility Agent and the other Revolving Facility Secured Parties from seeking and exercising credit bid rights pursuant to Section 363(k) of the Bankruptcy Code in respect of any such sale or disposition; provided, further that such credit bid may only be made if Discharge of First Lien Obligations (and, in the case of a credit bid by the Revolving Facility Agent or the other Revolving Facility Secured Parties, Discharge of Second Lien Obligations if any Additional Second Lien Obligations have been issued) has occurred or will occur concurrently as a result of a cash bid for such Notes Priority Collateral in addition to such credit bid.

(b) Relief from the Automatic Stay.

(i) Until the Discharge of First Lien Obligations has occurred, each of the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties (if any Additional Second Lien Obligations have been issued), and the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, agrees that none of them shall seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Notes Priority Collateral without the prior written consent of the Directing First Lien Security Agent.

(ii) If any Additional Second Lien Obligations have been issued, until the Discharge of Second Lien Obligations has occurred, the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, agrees that none of them shall seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Notes Priority Collateral without the prior written consent of the Directing Second Lien Security Agent.

(c) Adequate Protection.

(i) Each of (x) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties and (y) the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (i) any request by the First Lien Security Agent or the First Lien Secured Parties for adequate protection or similar protection under any Debtor Relief Law with respect to any Notes Priority Collateral, (ii) so long as the request of adequate protection is in the form of a replacement Lien on the Revolving Facility Priority Collateral that is junior to the Liens on the Revolving Facility Priority Collateral securing the Revolving Facility Priority Obligations, any request by the First Lien Security Agent or the First Lien Secured Parties for adequate protection with respect to any Revolving Facility Priority Collateral, or (iii) any objection by the First Lien Security Agent or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Security Agent or the First Lien Secured Parties claiming a lack of adequate protection with respect to the Notes Priority Collateral. Notwithstanding the foregoing provisions in this Section 3.5(c), in any Insolvency or Liquidation Proceeding, (A) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in the nature of assets constituting Notes Priority Collateral in connection with any First Lien DIP Financing or use of cash collateral constituting Notes Priority Collateral, then (x) if any Additional Second Lien Obligations have been issued, each of the Second Lien Security Agent, on behalf of itself or any of the other Second Lien Secured Parties, and (y) the Revolving Facility Agent, on behalf of itself or any of the other Revolving Facility Secured Parties, as the case may be, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such First Lien DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on Notes Priority Collateral securing the Second Lien Obligations or Revolving Facility Obligations, as the case may be, are so subordinated to the First Lien Obligations under this Agreement, and (B) in the event (x) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties and (y) the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, as the case may be, seeks or requests adequate protection in respect of Notes Priority Collateral securing Second Lien Obligations or Revolving Facility Obligations, as the case may be, and such adequate protection is granted in the form of additional collateral in the nature of assets constituting Notes Priority Collateral, then each of the Second Lien Security Agent, on behalf of itself or any of the other Second Lien Secured Parties and the Revolving Facility Agent, on behalf of itself or any of the other Revolving Facility Secured Parties, agrees that the First Lien Security Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any such First Lien DIP Financing and that any Lien on such additional collateral securing the Second Lien Obligations or the Revolving Facility Obligations, as the case may be, shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such First Lien DIP Financing (and all obligations relating thereto) and to any other Liens on such Collateral granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens on Notes Priority Collateral securing the Second Lien Obligations or Revolving Facility Obligations, as the case may be, are so subordinated to such First Lien Obligations under this Agreement.

(ii) The Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, agrees that, if any Additional Second Lien Obligations have been issued, none of them shall contest (or support any other Person contesting) (i) any request by the Second Lien Security Agent or the Second Lien Secured Parties for adequate protection or similar protection under any Debtor Relief Law with respect to any Notes Priority Collateral, (ii) so long as the request of adequate protection is in the form of a replacement Lien on the Revolving Facility Priority Collateral that is junior to the Liens on the Revolving Facility Priority Collateral securing the Revolving Facility Priority Obligations, any request by the Second Lien Security Agent or the Second Lien Secured Parties for adequate protection with respect to any Revolving Facility Priority Collateral, or (iii) any objection by the Second Lien Security Agent or the Second Lien Secured Parties to any motion, relief, action or proceeding based on the Second Lien Security Agent or the Second Lien Secured Parties claiming a lack of adequate protection with respect to the Notes Priority Collateral.

(d) No Waiver.

(i) Subject to the proviso in clause (ii) of Section 3.1(a) and Section 6, nothing contained herein shall prohibit or in any way limit the First Lien Security Agent or any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Revolving Facility Agent, any of the Revolving Facility Secured Parties, the Second Lien Security Agent or any of the Second Lien Secured Parties in respect of the Notes Priority Collateral, including the seeking by the Revolving Facility Agent, any Revolving Facility Secured Parties, the Second Lien Security Agent or any Second Lien Secured Party of adequate protection in respect thereof or the asserting by the Revolving Facility Agent, any Revolving Facility Secured Parties, the Second Lien Security Agent or any Second Lien Secured Party of any of its rights and remedies under the Revolving Facility Documents or the Second Lien Security Documents or otherwise in respect thereof.

(ii) Subject to the proviso in clause (ii) of Section 3.2(a) and Section 6, if any Additional Second Lien Obligations have been issued, nothing contained herein shall prohibit or in any way limit the Second Lien Security Agent or any Second Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Revolving Facility Agent, any of the Revolving Facility Secured Parties in respect of the

Notes Priority Collateral, including the seeking by the Revolving Facility Agent or any Revolving Facility Secured Parties of adequate protection in respect thereof or the asserting by the Revolving Facility Agent or any Revolving Facility Secured Parties of any of its rights and remedies under the Revolving Facility Documents or otherwise in respect thereof.

(e) Waiver.

(i) Each of the Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, waives any claim it may hereafter have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest, in each case, in connection with the Notes Priority Collateral in any Insolvency or Liquidation Proceeding.

(ii) The Revolving Facility Agent, for itself and on behalf of the other Revolving Facility Secured Parties, waives any claim it may hereafter have, if any Additional Second Lien Obligations have been issued, against any Second Lien Secured Party arising out of the election of any Second Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest, in each case, in connection with the Notes Priority Collateral in any Insolvency or Liquidation Proceeding.

3.6. Reliance; Waivers; Etc.

(a) Reliance.

(i) Other than any reliance on the terms of this Agreement, each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, acknowledges that it and such Revolving Facility Secured Parties or such Second Lien Secured Parties, as the case may be, have, independently and without reliance on the First Lien Security Agent or any First Lien Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Revolving Facility Documents and Second Lien Documents, as the case may be, and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Facility Credit Agreement or any Additional Second Lien Obligations Agreement, as the case may be, or this Agreement.

(ii) Other than any reliance on the terms of this Agreement, the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, acknowledges that it and such Revolving Facility Secured Parties have, independently and without reliance on the Second Lien Security Agent or any Second Lien Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Revolving Facility Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Facility Credit Agreement or this Agreement.

(b) No Warranties or Liability.

(i) Each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, acknowledges and agrees that the First Lien Security Agent and the First Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The First Lien Security Agent and the First Lien Secured Parties shall have no duty to the Revolving Facility Agent or any of the Revolving Facility Secured Parties, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any of the Second Lien Secured Parties, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Grantor (including the First Lien Documents, the Second Lien Documents and the Revolving Facility Documents), regardless of any knowledge thereof which they may have or be charged with.

(ii) Each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, acknowledges and agrees that, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the Second Lien Secured Parties will have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective Second Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Security Agent and the Second Lien Secured Parties shall have no duty to the Revolving Facility Agent, any of the Revolving Facility Secured Parties, the First Lien Security Agent or any of the First Lien Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Grantor (including the First Lien Documents, the Second Lien Documents and the Revolving Facility Documents), regardless of any knowledge thereof which they may have or be charged with.

(c) No Waiver of Lien Priorities – First Lien Obligations.

(i) No right of the First Lien Secured Parties, the First Lien Security Agent or any of them to enforce any provision of this Agreement or any First Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Secured Party or the First Lien Security Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Documents, any of the Second Lien Documents or any of the Revolving Facility Documents, regardless of any knowledge thereof which the First Lien Security Agent or the First Lien Secured Parties, or any of them, may have or be otherwise charged with.

(ii) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Documents and subject to the provisions of Section 3.5(a) and (c)), the First Lien Secured Parties, the First Lien Security Agent and any of them may, at any time and from time to time in accordance with the First Lien Documents and/or applicable law, without the consent of, or notice to, the Revolving Facility Agent or any Revolving Facility Secured Party, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any Second Lien Secured Party, without incurring any liabilities to the Revolving Facility Agent, any Revolving Facility Secured Party, the Second Lien Security Agent or any Second Lien Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Revolving Facility Agent, any Revolving Facility Secured Party, the Second Lien Security Agent or any Second Lien Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(A) make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(B) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any First Lien on any Notes Priority Collateral or, after the Discharge of Revolving Facility Obligations, any Revolving Facility Priority Collateral, or guaranty thereof or any liability of any of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any First Lien on the Notes Priority Collateral, or after the Discharge of Revolving Facility Obligations, the Revolving Facility Priority Collateral, held by the First Lien Security Agent or any of the First Lien Secured Parties, the First Lien Obligations or any of the First Lien Documents;

(C) sell, exchange, realize upon, enforce or otherwise deal with in any manner (subject to the terms hereof) and in any order any part of the Notes Priority Collateral or, after the Discharge of Revolving Facility Obligations, the Revolving Facility Priority Collateral, or any liability of the Company or any other Grantor to the First Lien Secured Parties or the First Lien Security Agent;

(D) settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any Notes Priority Collateral; and

(E) exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Notes Priority Collateral or, after the Discharge of Revolving Facility Obligations, the Revolving Facility Priority Collateral, or any liability incurred directly or indirectly in respect thereof.

(iii) Each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, also agrees that the First Lien Secured Parties and the First Lien Security Agent shall have no liability to the Revolving Facility Agent, any Revolving Facility Secured Party, the Second Lien Security Agent and any Second Lien Secured Party, and the Revolving Facility Agent, on behalf of itself and each of the other Revolving Facility Secured Parties, and the Second Lien Security Agent, on behalf of itself and each of the other Second Lien Secured Parties, hereby waives any claim against any First Lien Secured Party or the First Lien Security Agent, arising out of any and all actions which the First Lien Secured Parties or the First Lien Security Agent may take or permit or omit to take with respect to:

(A) the First Lien Documents (other than this Agreement), including any failure to perfect or obtain perfected security interests in the Notes Priority Collateral;

(B) the collection of the Term Loan Obligations; or

(C) the foreclosure upon, or sale, liquidation or other disposition of, any Notes Priority Collateral or, after Discharge of Revolving Facility Obligations, the Revolving Facility Priority Collateral.

Except as otherwise required by this Agreement, each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that the First Lien Secured Parties and the First Lien Security Agent have no duty to the Revolving Facility Agent. the Revolving Facility Secured Parties, the Second Lien Security Agent or the Second Lien Secured Parties in respect of the maintenance or preservation of the Notes Priority Collateral, or, after the Discharge of Revolving Facility Obligations, the Revolving Facility Priority Collateral, the First Lien Obligations or otherwise.

(iv) Each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and prior to the Discharge of First Lien Obligations, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Notes Priority Collateral or, after the Discharge of Revolving Facility Obligations, the Revolving Facility Priority Collateral, or any other similar rights a junior secured creditor may have under applicable law.

(d) No Waiver of Lien Priorities – Second Lien Obligations. If any Additional Second Lien Obligations have been issued:

(i) no right of the Second Lien Secured Parties, the Second Lien Security Agent or any of them to enforce any provision of this Agreement or any Second Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Second Lien Secured Party or the Second Lien Security Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Documents, any of the Second Lien Documents or any of the Revolving Facility Documents, regardless of any knowledge thereof which the Second Lien Security Agent or the Second Lien Secured Parties, or any of them, may have or be otherwise charged with.

(ii) After the Discharge of First Lien Obligations has occurred, without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Second Lien Documents and subject to the provisions of Section 3.4(f) and Section 3.5(c)), the Second Lien Secured Parties, the Second Lien Security Agent and any of them may, at any time and from time to time in accordance with the Second Lien Documents and/or applicable law, without the consent of, or notice to, the Revolving Facility Agent, any Revolving Facility Secured Party, the First Lien Security Agent or any First Lien Secured Party, without incurring any liabilities to the Revolving Facility Agent, any Revolving Facility Secured Party, the First Lien Security Agent or any First Lien Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Revolving Facility Agent, any Revolving Facility Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(A) make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(B) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Second Lien Obligations or any Second Lien on any Notes Priority Collateral or guaranty thereof or any liability of any of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Second Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Second Lien on the Notes Priority Collateral held by the Second Lien Security Agent or any of the Second Lien Secured Parties, the Second Lien Obligations or any of the Second Lien Documents;

(C) sell, exchange, realize upon, enforce or otherwise deal with in any manner (subject to the terms hereof) and in any order any part of the Notes Priority Collateral or any liability of the Company or any other Grantor to the Second Lien Secured Parties or the Second Lien Security Agent;

(D) settle or compromise any Second Lien Obligation or any other liability of the Company or any other Grantor or any Notes Priority Collateral; and

(E) exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Notes Priority Collateral or any liability incurred directly or indirectly in respect thereof.

(iii) The Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties also agrees that the Second Lien Secured Parties and the Second Lien Security Agent shall have no liability to the Revolving Facility Agent or any Revolving Facility Secured Party and the Revolving Facility Agent, on behalf of itself and each of the other Revolving Facility Secured Parties hereby waives any claim against any Second Lien Secured Party or the Second Lien Security Agent, arising out of any and all actions which the Second Lien Secured Parties or the Second Lien Security Agent may take or permit or omit to take with respect to:

(A) the Second Lien Documents (other than this Agreement), including any failure to perfect or obtain perfected security interests in the Notes Priority Collateral;

(B) the collection of the Second Lien Obligations; or

(C) the foreclosure upon, or sale, liquidation or other disposition of, any Notes Priority Collateral.

Except as otherwise required by this Agreement, the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties agrees that the Second Lien Secured Parties and the Second Lien Security Agent have no duty to the Revolving Facility Agent or the Revolving Facility Secured Parties in respect of the maintenance or preservation of the Notes Priority Collateral, the Second Lien Obligations or otherwise.

(iv) The Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Notes Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

Section 4.	Revolving Facility Priority Collateral.

4.1. Exercise of Remedies – Prior to Discharge of Revolving Facility Obligations.

(a) So long as the Discharge of Revolving Facility Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor:

(i) none of the First Lien Security Agent, any of the other First Lien Secured Parties, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any of the other Second Lien Secured Parties (x) will exercise or seek to exercise any rights or remedies (including setoff) with respect to any Revolving Facility Priority Collateral (including the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement in respect of Revolving Facility Priority Collateral to which the First Lien Security Agent, any other First Lien Secured Party, the Second Lien Security Agent or any other Second Lien Secured Party is a party) or institute or commence, or join with any Person (other than the Revolving Facility Agent and the other Revolving Facility Secured Parties) in commencing any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution); provided, however, that (A) the Directing First Lien Security Agent may exercise any or all such rights in accordance with the First Lien Documents after the passage of a period of 180 days has elapsed since the date of delivery of a notice in writing to the Revolving Facility Agent with respect to any of the following (and requesting that enforcement actions be taken with respect to the Revolving Facility Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (i) a payment default exists with respect to the First Lien Obligations following the final maturity of the First Lien Obligations or (ii) after the acceleration by the relevant First Lien Secured Parties of the maturity of all then outstanding First Lien Obligations (the “First Lien Standstill Period”); and (B) if any Additional Second Lien Obligations have been issued, the Directing Second Lien Security Agent may exercise any or all such rights in accordance with the Second Lien Documents after the passage of a period of 180 days has elapsed since the date of delivery of a notice in writing to the Revolving Facility Agent with respect to any of the following (and requesting that enforcement actions be taken with respect to the Revolving Facility Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (i) a payment default exists with respect to the Second Lien Obligations following the final maturity of the Second Lien Obligations or (ii) after the acceleration by the relevant Second Lien Secured Parties of the maturity of all then outstanding Second Lien Obligations (the “Second Lien Revolving Facility Priority Collateral Standstill Period”); provided, further, however, notwithstanding anything herein to the contrary, none of the First Lien Security Agent, any other First Lien Secured Party, the Second Lien Security Agent or any other Second Lien Secured Party will exercise any rights or remedies with respect to any Revolving Facility Priority Collateral if, notwithstanding the expiration of the First Lien Standstill Period and/or the Second Lien Revolving Facility Priority Collateral Standstill Period, as the case may be, the Revolving Facility Agent or Revolving Facility Secured Parties shall have commenced and be diligently pursuing in good faith the exercise of any of their rights or remedies with respect to the Revolving Facility Priority Collateral (prompt notice of such exercise to be given by the Revolving Facility Agent to the Directing First Lien Security Agent and Directing Second Lien Security Agent), (y) will contest, protest or object to any foreclosure proceeding or action brought by the Revolving Facility Agent or any other Revolving Facility Secured Party with respect to, or any other exercise by the Revolving Facility Agent or any other Revolving Facility Secured Party of any rights and remedies relating to, the Revolving Facility Priority Collateral under the Revolving Facility Documents or otherwise, and (z) subject to its rights under clause (i)(x) above, will object to the forbearance by the Revolving Facility Agent or the other Revolving Facility Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Revolving Facility Priority Collateral, in each case so long as the respective interests of the First Lien Secured Parties and the Second Lien Secured Parties attach to the Proceeds thereof subject to the relative priorities described in Section 2; provided, however, that nothing in this Section 4.1(a) shall be construed to authorize the First Lien Security Agent, any other First Lien Secured Party, the Second Lien Security Agent or any other Second Lien Secured Party to sell any Revolving Facility Priority Collateral free of the Lien of the Revolving Facility Agent or any other Revolving Facility Secured Party; and

(ii) subject to Section 6 and clause (i)(x) above, the Revolving Facility Agent and the other Revolving Facility Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set off and applicable credit bid rights) and make determinations regarding the disposition of, or restrictions with respect to, the Revolving Facility Priority Collateral without any consultation with or the consent of the First Lien Security Agent, any other First Lien Secured Party, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any other Second Lien Secured Party; provided, that:

(A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party may file a claim or statement of interest with respect to the First Lien Obligations or Second Lien Obligations, as applicable;

(B) any of the First Lien Security Agent, any other First Lien Secured Party, the Second Lien Security Agent and any other Second Lien Secured Party may take any action (not adverse to the priority status of the Liens on the Revolving Facility Priority Collateral securing the Revolving Facility Obligations, or the rights of the Revolving Facility Agent or the other Revolving Facility Secured Parties to exercise remedies in respect thereof) in accordance with the First Lien Documents or the Second Lien Documents, as applicable, and the terms of this Agreement in order to preserve or protect its Lien on the Revolving Facility Priority Collateral;

(C) the First Lien Secured Parties and the Second Lien Secured Parties shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the First Lien Secured Parties or the Second Lien Secured Parties, including any claims secured by the Revolving Facility Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(D) the First Lien Secured Parties and the Second Lien Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Debtor Relief Laws or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement and to the extent not prohibited by any other provision of this Agreement;

(E) each of the First Lien Secured Parties and the Second Lien Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency or Liquidation Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Revolving Facility Priority Collateral;

(F) the First Lien Security Agent or any First Lien Secured Party may exercise any of its rights or remedies with respect to the Revolving Facility Priority Collateral in accordance with the First Lien Documents after the termination of the First Lien Standstill Period to the extent permitted by clause (i)(x) above; and

(G) the Second Lien Security Agent or any Second Lien Secured Party may exercise any of its rights or remedies with respect to the Revolving Facility Priority Collateral in accordance with the Second Lien Documents after the termination of the Second Lien Revolving Facility Priority Collateral Standstill Period to the extent permitted by clause (i)(x) above.

Subject to Section 6 and clause (i)(x) above, in exercising rights and remedies with respect to the Revolving Facility Priority Collateral, the Revolving Facility Agent and the other Revolving Facility Secured Parties may enforce the provisions of the Revolving Facility Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Revolving Facility Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC of any applicable jurisdiction and of a secured creditor under any other applicable law.

(b) Each of the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that it will not take or receive any Revolving Facility Priority Collateral or any Proceeds of Revolving Facility Priority Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Revolving Facility Priority Collateral unless and until the Discharge of Revolving Facility Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 4.1(a) or in the proviso in clause (ii) of Section 4.1(a) (but subject to the payment over requirements of Section 4.3). Without limiting the generality of the foregoing, unless and until the Discharge of Revolving Facility Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 4.1(a) or in the proviso in clause (ii) of Section 4.1(a), the sole right of the First Lien Security Agent and the other First Lien Secured Parties and the Second Lien Security Agent and the other Second Lien Secured Parties, as the case may be, with respect to the Revolving Facility Priority Collateral is to hold a Lien on the Revolving Facility Priority Collateral pursuant to the First Lien Documents or the Second Lien Documents, as the case may be, for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Revolving Facility Obligations has occurred in accordance with the terms hereof, the First Lien Documents and applicable law.

(c) Subject to the first proviso in clause (i)(x) of Section 4.1(a), the proviso in clause (ii) of Section 4.1(a) and Section 6:

(i) each of the First Lien Security Agent, for itself and on behalf of the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that it will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the Revolving Facility Documents with respect to the Revolving Facility Priority Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the Revolving Facility Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Revolving Facility Security Document, in each case, with respect to the Revolving Facility Priority Collateral or subordinate the priority of the Revolving Facility Obligations to the First Lien Obligations or the Second Lien Obligations, as the case may be, with respect to the Revolving Facility Priority Collateral or grant the Liens with respect to the Revolving Facility Priority Collateral securing the First Lien Obligations or the Second Lien Obligations, as the case may be, equal ranking to the Liens with respect to the Revolving Facility Priority Collateral securing the Revolving Facility Obligations, and

(ii) each of the First Lien Security Agent, for itself and on behalf of the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any and all rights it or the First Lien Secured Parties or the Second Lien Secured Parties, as the case may be, may have as a junior Lien creditor with respect to the Revolving Facility Priority Collateral or otherwise to object to the manner in which the Revolving Facility Agent or the Revolving Facility Secured Parties seek to enforce or collect the Revolving Facility Obligations or the Liens granted in any of the Revolving Facility Priority Collateral, in any such case except to the extent such enforcement or collection is in violation of the terms of this Agreement, regardless of whether any action or failure to act by or on behalf of the Revolving Facility Agent or other Revolving Facility Secured Parties is adverse to the interest of the First Lien Secured Parties or the Second Lien Secured Parties, as the case may be.

(d) Each of the First Lien Security Agent, for itself and on behalf of the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any First Lien Document or Second Lien Document, as applicable (other than this Agreement), shall be deemed to restrict in any way the rights and remedies of the Revolving Facility Agent or the Revolving Facility Secured Parties with respect to the Revolving Facility Priority Collateral as set forth in this Agreement and the Revolving Facility Documents.

4.2. Exercise of Remedies – After Discharge of Revolving Facility Obligations.

(a) After the Discharge of Revolving Facility Obligations has occurred and so long as the Discharge of First Lien Obligations has not occurred and if any Additional Second Lien Obligations have been issued, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor:

(i) neither the Second Lien Security Agent nor any of the other Second Lien Secured Parties (x) will exercise or seek to exercise any rights or remedies (including setoff) with respect to any Revolving Facility Priority Collateral (including the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement in respect of Revolving Facility Priority Collateral to which the Second Lien Security Agent or any other Second Lien Secured Party is a party) or institute or commence or join with any Person (other than the First Lien Security Agent and the other First Lien Secured Parties) in commencing any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution); provided, however, that the Directing Second Lien Security Agent may exercise any or all such rights in accordance with the Second Lien Documents after the passage of a period of 180 days has elapsed since the date of delivery of a notice in writing to the Directing First Lien Security Agent with respect to any of the following (and requesting that enforcement actions be taken with respect to the Revolving Facility Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (i) a payment default exists with respect to the Second Lien Obligations following the final maturity of the Second Lien Obligations or (ii) after the acceleration by the relevant Second Lien Secured Parties of the maturity of all then outstanding Second Lien Obligations (the “Second Lien/First Lien Revolving Facility Priority Collateral Standstill Period”); provided, further, however, notwithstanding anything herein to the contrary, neither the Second Lien Security Agent nor any other Second Lien Secured Party will exercise any rights or remedies with respect to any Revolving Facility Priority Collateral if, notwithstanding the expiration of the Second Lien/First Lien Revolving Facility Priority Collateral Standstill Period, the Directing First Lien Security Agent or any other First Lien Secured Party shall have commenced and be diligently pursuing in good faith the exercise of any of their rights or remedies with respect to the Revolving Facility Priority Collateral (prompt notice of such exercise to be given by the Directing First Lien Security Agent to the Directing Second Lien Security Agent), (y) will contest, protest or object to any foreclosure proceeding or action brought by the Directing First Lien Security Agent or any other First Lien Secured Party with respect to, or any other exercise by the Directing First Lien Security Agent or any other First Lien Secured Party of any rights and remedies relating to, the Revolving Facility Priority Collateral under the First Lien Documents or otherwise, and (z) subject to its rights under the first proviso in clause (i)(x) above, will object to the forbearance by the Directing First Lien Security Agent or any other First Lien Secured Party from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Revolving Facility Priority Collateral, in each case so long as the respective interests of the Second Lien Secured Parties attach to the Proceeds thereof subject to the relative priorities described in Section 2; provided, however, that nothing in this Section 4.2(a) shall be construed to authorize the Second Lien Security Agent or any Second Lien Secured Party to sell or appropriate any Revolving Facility Priority Collateral free of the Lien of the First Lien Security Agent or any First Lien Secured Party; and

(ii) except as may be permitted in accordance with clause (i)(x) above, the Directing First Lien Security Agent and the First Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set off and credit bid rights) and make determinations regarding the disposition of, or restrictions with respect to, the Revolving Facility Priority Collateral without any consultation with or the consent of the Second Lien Security Agent or any other Second Lien Secured Party; provided, that:

(A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Second Lien Security Agent and any other Second Lien Secured Party may file a claim or statement of interest with respect to the Second Lien Obligations;

(B) the Second Lien Security Agent and any other Second Lien Secured Party may take any action (not adverse to the priority status of the Liens on the Revolving Facility Priority Collateral securing the First Lien Obligations, or the rights of any First Lien Security Agent or the other First Lien Secured Parties to exercise remedies in respect thereof) in accordance with the Second Lien Documents and the terms of this Agreement in order to preserve or protect its Lien on or over the Revolving Facility Priority Collateral;

(C) the Second Lien Secured Parties shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties, including any claims secured by the Revolving Facility Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(D) the Second Lien Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Debtor Relief Laws or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement and to the extent not prohibited by any other provision of this Agreement;

(E) the Second Lien Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency or Liquidation Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Revolving Facility Priority Collateral; and

(F) the Second Lien Security Agent or any Second Lien Secured Party may exercise any of its rights or remedies with respect to the Revolving Facility Priority Collateral in accordance with the Second Lien Documents after the termination of the First Lien/Second Lien Revolving Facility Priority Collateral Standstill Period to the extent permitted by clause (i)(x) above.

Except as may be permitted in accordance with clause (i)(x) above, in exercising rights and remedies with respect to the Revolving Facility Priority Collateral, following the Discharge of Revolving Facility Obligations, the Directing First Lien Security Agent and the other First Lien Secured Parties may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion subject to applicable law and the terms of the First Lien Documents, including the rights of an agent appointed by them to sell or otherwise dispose of Revolving Facility Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC of any applicable jurisdiction and of a secured creditor under any other applicable law.

(b) After the Discharge of Revolving Facility Obligations has occurred and so long as the Discharge of First Lien Obligations has not occurred, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that it will not take or receive any Revolving Facility Priority Collateral or any Proceeds of Revolving Facility Priority Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Revolving Facility Priority Collateral, except as expressly provided in the first proviso in clause (i)(x) of Section 4.2(a) or in the proviso in clause (ii) of Section 4.2(a) (but subject to the payment over provisions of Section 4.3). Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 4.2(a) or in the proviso in clause (ii) of Section 4.2(a), the sole right of the Second Lien Security Agent and the Second Lien Secured Parties with respect to the Revolving Facility Priority Collateral is to hold a Lien on the Revolving Facility Priority Collateral pursuant to the Second Lien Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Revolving Facility Obligations and the Discharge of First Lien Obligations has occurred in accordance with the terms hereof, the Second Lien Documents and applicable law.

(c) After the Discharge of Revolving Facility Obligations has occurred and so long as the Discharge of First Lien Obligation has not occurred, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, subject to the first proviso in clause (i)(x) of Section 4.2(a) and the proviso in clause (ii) of Section 4.2 (a):

(i) the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that the Second Lien Security Agent and the Second Lien Secured Parties will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the First Lien Documents with respect to the Revolving Facility Priority Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the Revolving Facility Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or First Lien Security Document with respect to the Revolving Facility Priority Collateral or subordinate the priority of the First Lien Obligations to the Second Lien Obligations with respect to the Revolving Facility Priority Collateral or grant the Liens with respect to the Revolving Facility Priority Collateral securing the Second Lien Obligations equal ranking to the Liens with respect to the Revolving Facility Priority Collateral securing the First Lien Obligations, and

(ii) the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any and all rights it or the other Second Lien Secured Parties may have as a junior Lien creditor with respect to the Revolving Facility Priority Collateral or otherwise to object to the manner in which the First Lien Security Agent or the other First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens granted in any of the Revolving Facility Priority Collateral, in any such case except to the extent such enforcement or collection is in violation of the terms of this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Security Agent or First Lien Secured Parties is adverse to the interest of the Second Lien Secured Parties.

(d) If any Additional Second Lien Obligations have been issued, the Second Lien Security Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Security Agent or the First Lien Secured Parties with respect to the Revolving Facility Priority Collateral as set forth in this Agreement and the First Lien Documents.

4.3. Payments Over.

(a) Prior to Discharge of Revolving Facility Obligations. So long as the Discharge of Revolving Facility Obligations has not occurred, any Revolving Facility Priority Collateral and Proceeds thereof received by (i) the First Lien Security Agent or any First Lien Secured Parties or (ii) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any Second Lien Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the Revolving Facility Priority Collateral (including following the expiration of the First Lien Standstill Period or the Second Lien Revolving Facility Priority Collateral Standstill Period) or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the Revolving Facility Agent, for the benefit of the Revolving Facility Secured Parties, for application in accordance with Section 7.2 below, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Revolving Facility Agent is hereby authorized to make any such endorsements as agent for the Directing First Lien Security Agent, any such First Lien Secured Parties, the Directing Second Lien Security Agent and any such Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Revolving Facility Obligations.

(b) After Discharge of Revolving Facility Obligations. After the Discharge of Revolving Facility Obligations has occurred and so long as the Discharge of First Lien Obligations has not occurred, any Revolving Facility Priority Collateral and Proceeds thereof received by (i) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any Second Lien Secured Parties or (ii) any First Lien Security Agent or any other First Lien Secured Party in connection with the exercise of any right or remedy (including set off) relating to the Revolving Facility Priority Collateral (including following the expiration of the Second Lien/First Lien Revolving Priority Collateral Standstill Period) or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the Directing First Lien Security Agent, for the benefit of the First Lien Secured Parties, for application in accordance with Section 7.1 below, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Directing First Lien Security Agent is hereby authorized to make any such endorsements as agent for the Directing Second Lien Security Agent, any such Second Lien Secured Parties, the other First Lien Security Agents and the other First Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

4.4. Other Agreements.

(a) Releases – Revolving Facility Obligations.

(i) If, in connection with:

(A) the exercise of the Revolving Facility Agent’s remedies in respect of the Revolving Facility Priority Collateral provided for in Section 4.1(a) (with the Proceeds thereof being applied to the Revolving Facility Priority Obligations), including any sale, lease, exchange, transfer or other disposition of any such Revolving Facility Priority Collateral; or

(B) any sale, lease, exchange, transfer or other disposition of any Revolving Facility Priority Collateral permitted under the terms of the Revolving Facility Documents (other than in connection with the Discharge of Revolving Facility Obligations and subject to this Agreement), the Revolving Facility Agent, for itself or on behalf of any of the other Revolving Facility Secured Parties, releases any of its Liens on any part of the Revolving Facility Priority Collateral, then the Liens, if any, of the (x) First Lien Security Agent, for itself or for the benefit of the other First Lien Secured Parties, and (y) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself or for the benefit of the other Second Lien Secured Parties, on such Revolving Facility Priority Collateral (but not, in each case, the Proceeds thereof (until applied to the Revolving Facility Obligations), which shall be subject to the priorities set forth in this Agreement) shall be automatically, unconditionally and simultaneously released and the Revolving Facility Agent is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, in the discretion of the Revolving Facility Agent, be necessary or reasonably desirable in connection with such releases, and (A) the First Lien Security Agent, for itself and on behalf of the other First Lien Secured Parties, and (B) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, promptly shall execute and deliver to the Revolving Facility Agent or such Grantor (at the expense of such Grantor) such termination statements, releases and other documents as the Revolving Facility Agent or such Grantor may request to effectively confirm such release.

(ii) Until the Discharge of Revolving Facility Obligations occurs, each of (x) the First Lien Security Agent, for itself and on behalf of the other First Lien Secured Parties and

(y) if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby irrevocably constitutes and appoints the Revolving Facility Agent and any officer or agent of the Revolving Facility Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of the First Lien Security Agent, the Second Lien Security Agent or such Secured Party, as the case may be, or in the Revolving Facility Agent’s own name, from time to time in the Revolving Facility Agent’s discretion, for the purpose of carrying out the terms of this Section 4.4(a) with respect to Revolving Facility Priority Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 4.4(a) with respect to Revolving Facility Priority Collateral, including any endorsements or other instruments of transfer or release.

(iii) Until the Discharge of Revolving Facility Obligations occurs, to the extent that the Revolving Facility Secured Parties (a) have released any Lien on Revolving Facility Priority Collateral and any such Lien is later reinstated or (b) obtain any new First Priority Liens on assets constituting Revolving Facility Priority Collateral from Grantors, then (x) the First Lien Secured Parties shall be granted a Second Priority Lien on any such Revolving Facility Priority Collateral and (y) if any Additional Second Lien Obligations have been issued, the Second Lien Secured Parties shall be granted a Third Priority Lien (or, after the Discharge of First Lien Obligations, a Second Priority Lien), on any such Revolving Facility Priority Collateral.

(b) Releases – First Lien Obligations.

(i) After the Discharge of Revolving Facility Obligations has occurred and so long as the Discharge of First Lien Obligations has not occurred and if any Additional Second Lien Obligations have been issued, then if, in connection with:

(A) the exercise of any Directing First Lien Security Agent’s remedies in respect of the Revolving Facility Priority Collateral provided for in Section 4.2(a) (with the Proceeds thereof being applied to the First Lien Priority Obligations), including any sale, lease, exchange, transfer or other disposition of any such Revolving Facility Priority Collateral; or

(B) any sale, lease, exchange, transfer or other disposition of any Revolving Facility Priority Collateral permitted under the terms of the First Lien Documents (other than in connection with the Discharge of First Lien Obligations and subject to this Agreement), the Directing First Lien Security Agent, for itself or on behalf of any of the other First Lien Secured Parties, releases any of its Liens on any part of the Revolving Facility Priority Collateral, then the Liens, if any, of the Second Lien Security Agent, for itself or for the benefit of the other Second Lien Secured Parties, on such Revolving Facility Priority Collateral (but not the Proceeds thereof (until applied to the First Lien Obligations), which shall be subject to the priorities set forth in this Agreement) shall be automatically, unconditionally and simultaneously released and the Directing First Lien Security Agent is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, in the discretion of the Directing First Lien

Security Agent, be considered necessary or reasonably desirable in connection with such releases, and the Second Lien Security Agent, for itself or on behalf of any such Second Lien Secured Parties, promptly shall execute and deliver (at the expense of such Grantor) to the Directing First Lien Security Agent such termination statements, releases and other documents as the Directing First Lien Security Agent or such Grantor may request to effectively confirm such release.

(ii) Until the Discharge of First Lien Obligations occurs, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby irrevocably constitutes and appoints the Directing First Lien Security Agent and any officer or agent of the Directing First Lien Security Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of the Second Lien Security Agent or such Second Lien Secured Party, or in the Directing First Lien Security Agent’s own name, from time to time in the Directing First Lien Security Agent’s discretion, for the purpose of carrying out the terms of this Section 4.4(b) with respect to Revolving Facility Priority Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 4.4(b) with respect to Revolving Facility Priority Collateral, including any endorsements or other instruments of transfer or release.

(iii) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Secured Parties (a) have released any Lien on Revolving Facility Priority Collateral and any such Lien is later reinstated or (b) obtain any new Second Priority Liens (or, after Discharge of Revolving Facility Obligations, First Priority Liens) on assets constituting Revolving Facility Priority Collateral from Grantors, then, if any Additional Second Lien Obligations have been issued, the Second Lien Secured Parties shall be granted a Third Priority Lien (or, after the Discharge of Revolving Facility Obligations, a Second Priority Lien) on any such Revolving Facility Priority Collateral.

(c) Insurance – Prior to Discharge of Revolving Facility Obligations. Unless and until the Discharge of Revolving Facility Obligations has occurred, the Revolving Facility Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Revolving Facility Documents, to adjust settlement for any Insurance policy covering the Revolving Facility Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the Revolving Facility Priority Collateral. If the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party shall, at any time, receive any Proceeds of any such Insurance policy or any such award or payment in contravention of this Section 4.4(c), it shall pay such Proceeds over to the Revolving Facility Agent in accordance with the terms of Section 4.3(a).

(d) Insurance – After Discharge of Revolving Facility Obligations. After the Discharge of Revolving Facility Obligations and unless and until the Discharge of First Lien Obligations has occurred, the Directing First Lien Security Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Documents, to adjust settlement for any Insurance policy covering the Revolving Facility Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the Revolving Facility Priority Collateral. If the Second Lien Security Agent or any Second Lien Secured Party shall, at any time, receive any Proceeds of any such Insurance policy or any such award or payment in contravention of this Section 4.4(d), it shall pay such Proceeds over to the First Lien Security Agent in accordance with the terms of Section 4.3(b).

(e) Amendments to, and Refinancing of, Revolving Facility Documents.

(i) The Revolving Facility Documents may be amended, restated, amended and restated, replaced, supplemented or otherwise modified in accordance with their terms and the Revolving Facility Documents may be Refinanced, in each case, without notice to, or the consent of, the First Lien Security Agent, the other First Lien Secured Parties, the Second Lien Security Agent or other Second Lien Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that any such amendment, restatement, amendment and restatement, replacement, supplement, modification or Refinancing of the Revolving Facility Documents shall not, without the consent of the Directing First Lien Security Agent and, if any Additional Second Lien Obligations have been issued, the Directing Second Lien Security Agent:

(A) except as otherwise contemplated or required by the Revolving Facility Documents (as in effect on the date hereof) and except in connection with any Revolving Facility DIP Financing permitted hereunder, expressly subordinate the Lien on all or substantially all of the Revolving Facility Priority Collateral to the Lien of any other creditor on the Revolving Facility Priority Collateral; or

(B) add or change any limitation on the optional or mandatory prepayment of the loans under the First Lien Credit Agreement, any other First Lien Document, any Additional Second Lien Obligations Agreement or any other Second Lien Document;

Subject to the provisions of the First Lien Documents and the Second Lien Documents, the Revolving Facility Documents may be Refinanced to the extent the terms and conditions of such Refinancing Indebtedness meet the requirements of this Section 4.4(e); provided that the holders of such Refinancing Indebtedness deliver an Intercreditor Agreement Joinder to the Security Agents.

(ii) In the event the Revolving Facility Agent or the Revolving Facility Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the Revolving Facility Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Revolving Facility Security Document or changing in any manner the rights of the Revolving Facility Agent, such Revolving Facility Secured Parties, the Company or any other Grantor thereunder, in each case with respect to or relating to the Revolving Facility Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable First Lien Security Document and the Comparable Second Lien Security Document without the consent of the First Lien Security Agent, the First Lien Secured Parties, the Second Lien Security Agent or the Second Lien Secured Parties and without any action by the First Lien Security Agent, the Second Lien Security Agent, the Company or any other Grantor.

(iii) The Revolving Facility Agent shall endeavor to give prompt notice of any amendment, waiver or consent of a Revolving Facility Document to the First Lien Security Agent and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent after the effective date of such amendment, waiver or consent; provided, that the failure of the Revolving Facility Agent to give any such notice shall not affect the priority of the Revolving Facility Agent’s Liens as provided herein or the validity or effectiveness of any such amendment as against the Grantors.

(f) Rights As Unsecured Creditors.

(i) Except as otherwise set forth in this Agreement, the First Lien Security Agent and the First Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the First Lien Documents to which it is a party and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the First Lien Security Agent or any First Lien Secured Parties of the required payments of interest, principal and other amounts in respect of the First Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the First Lien Security Agent or any First Lien Secured Parties of rights or remedies as a secured creditor (including set off) in respect of the Revolving Facility Priority Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Lien on Revolving Facility Priority Collateral held by any of them. In the event the First Lien Security Agent or any other First Lien Secured Party becomes a judgment Lien creditor in respect of Revolving Facility Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subordinated to the Liens securing Revolving Facility Obligations on the same basis as the other Liens on the Revolving Facility Priority Collateral securing the First Lien Obligations are so subordinated to such Liens securing the Revolving Facility Obligations under this Agreement.

(ii) Except as otherwise set forth in this Agreement, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the other Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the Second Lien Documents to which it is a party and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the Second Lien Security Agent or any Second Lien Secured Parties of the required payments of interest, principal and other amounts in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Security Agent or any Second Lien Secured Parties of rights or remedies as a secured creditor (including set off) in respect of the Revolving Facility Priority Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Lien on the Revolving Facility Priority Collateral held by any of them. In the event the Second Lien Security Agent or any other Second Lien Secured Party becomes a judgment Lien creditor in respect of Revolving Facility Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subordinated to (x) the Liens securing Revolving Facility Obligations and (y) the Liens securing the First Lien Obligations, in each case, on the same basis as the other Liens on the Revolving Facility Priority Collateral securing the Second Lien Obligations are so subordinated to such Revolving Facility Obligations and such First Lien Obligations, respectively, under this Agreement.

(iii) Except as otherwise set forth in this Agreement (including under Sections 4.1(a) and 4.2(a)), nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Revolving Facility Agent or the other Revolving Facility Secured Parties may have with respect to the Revolving Facility Priority Collateral.

(g) Bailee for Perfection – Revolving Facility Agent.

(i) The Revolving Facility Agent agrees to hold or control that part of the Revolving Facility Priority Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Revolving Facility Priority Collateral being, the “Pledged Revolving Facility Priority Collateral”) as bailee for and, with respect to any Revolving Facility Priority Collateral that cannot be perfected in such manner, as agent for, the First Lien Security Agent (on behalf of itself and the other First Lien Secured Parties) and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent (on behalf of the Second Lien Secured Parties) and any assignee thereof solely for the purpose of perfecting the security interest granted under the Revolving Facility Documents, the First Lien Documents and the Second Lien Documents, respectively, subject to the terms and conditions of this Section 4.4(g). The Revolving Facility Agent agrees that, if it shall any time obtain any landlord waiver or bailee’s letter or similar agreement or arrangement granting it rights or access to Revolving Facility Priority Collateral, the Revolving Facility Agent shall take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement as sub-agent or gratuitous bailee for the relevant other Security Agents, solely for the purpose of perfecting the Liens of the relevant other Security Agents and subject to the terms and conditions of this Agreement.

(ii) Subject to the terms of this Agreement, until the Discharge of Revolving Facility Obligations has occurred, the Revolving Facility Agent shall be entitled to deal with the Pledged Revolving Facility Priority Collateral in accordance with the terms of the Revolving Facility Documents as if the Liens of the First Lien Security Agent under the First Lien Security Documents and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent under the Second Lien Security Documents did not exist. The rights of the First Lien Security Agent and the Second Lien Security Agent in the Revolving Facility Priority Collateral shall at all times be subject to the terms of this Agreement and to the Revolving Facility Agent’s rights under the Revolving Facility Documents.

(iii) The Revolving Facility Agent shall have no obligation whatsoever to the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party to ensure that the Pledged Revolving Facility Priority Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 4.4(g). The duties or responsibilities of the Revolving Facility Agent under this Section 4.4(g) shall be limited solely to holding the Pledged Revolving Facility Priority Collateral as bailee or agent in accordance with this Section 4.4(g).

(iv) The Revolving Facility Agent acting pursuant to this Section 4.4(g) shall not have by reason of the Revolving Facility Security Documents, the First Lien Security Documents, the Second Lien Security Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party.

(v) Upon the Discharge of Revolving Facility Obligations, the Revolving Facility Agent shall deliver or cause to be delivered the remaining Pledged Revolving Facility Priority Collateral (if any) in its possession or in possession of its agents or bailees, together with any necessary endorsements, (A) first, to the Directing First Lien Security Agent to the extent First Lien Obligations remain outstanding, (B) second, if any Additional Second Lien Obligations have been issued, to the Directing Second Lien Security Agent to the extent the Second Lien Obligations remain outstanding and (C) third, to the applicable Grantor to the extent no Revolving Facility Obligations, First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Revolving Facility Priority Collateral) and will cooperate with the Directing First Lien Security Agent, the Directing Second Lien Security Agent and such Grantor, as the case may be, in assigning (without recourse to or warranty by the Revolving Facility Agent or any other Revolving Facility Secured Party or agent or bailee thereof) control over any other Pledged Revolving Facility Priority Collateral under its control. The Revolving Facility Agent further agrees to take all other action reasonably requested by such Person (at the sole cost and expense of the Grantors or such Person) in connection with such Person obtaining a First Priority security interest in the Pledged Revolving Facility Priority Collateral or as a court of competent jurisdiction may otherwise direct. Notwithstanding the foregoing, with respect to any Deposit Accounts, Commodity Accounts or Securities Accounts, the Revolving Facility Agent shall only be required to give notice of resignation to the counterparty thereunder.

(vi) Notwithstanding anything to the contrary herein:

(A) if, for any reason, any First Lien Obligations remain outstanding upon the Discharge of Revolving Facility Obligations, all rights of the Revolving Facility Agent hereunder and under the Revolving Facility Security Documents (1) with respect to the delivery and control of any part of the Revolving Facility Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Revolving Facility Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of either of the First Lien Security Agent or the Revolving Facility Agent, pass to the Directing First Lien Security Agent, who shall thereafter hold such rights for the benefit of the First Lien Secured Parties. The Revolving Facility Agent agrees that it will, if any First Lien Obligations remain outstanding upon the Discharge of Revolving Facility Obligations, take any other action required by any law or reasonably requested by the Directing First Lien Security Agent (subject to any limitations set forth in the First Lien Documents), in connection with the First Lien Security Agent’s establishment and perfection of a First Priority security interest in the Revolving Facility Priority Collateral; and

(B) if, for any reason, any Additional Second Lien Obligations have been issued and the applicable Second Lien Obligations remain outstanding upon the Discharge of Revolving Facility Obligations and the Discharge of First Lien Obligations, all rights of the Revolving Facility Agent hereunder and under the Revolving Facility Security Documents and all rights of the First Lien Security Agent hereunder and under the First Lien Security Documents (1) with respect to the delivery and control of any part of the Revolving Facility Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Revolving Facility Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of any of the First Lien Security Agent, the Second Lien Security Agent or the Revolving Facility Agent, pass to the Directing Second Lien Security Agent, who shall thereafter hold such rights for the benefit of the Second Lien Secured Parties. Each of the Directing First Lien Security Agent and Revolving Facility Agent agrees that it will, if any Second Lien Obligations remain outstanding upon the Discharge of Revolving Facility Obligations and the Discharge of First Lien Obligations, take any other action required by any law or reasonably requested by the Directing Second Lien Security Agent (subject to any limitations set forth in the Second Lien Facility Documents), in connection with the Directing Second Lien Security Agent’s establishment and perfection of a First Priority security interest in the Revolving Facility Priority Collateral.

(vii) Notwithstanding anything to the contrary contained herein, if for any reason, prior to the Discharge of First Lien Obligations and, if any Additional Second Lien Obligations have been issued, the Discharge of Second Lien Obligations, the Revolving Facility Agent acquires possession of any Pledged Notes Priority Collateral, the Revolving Facility Agent shall hold same as bailee and/or agent to the same extent as is provided in preceding clause (i) with respect to Pledged Revolving Facility Priority Collateral, provided that as soon as is practicable the Revolving Facility Agent shall deliver or cause to be delivered such Pledged Notes Priority Collateral to the Directing First Lien Security Agent or, after the Discharge of First Lien Obligations has occurred, to the Directing Second Lien Security Agent, as the case may be, in a manner otherwise consistent with the requirements of preceding clause (v).

(h) Bailee for Perfection – First Lien Security Agent.

(i) After the Discharge of Revolving Facility Obligations has occurred, and to the extent that the Directing First Lien Security Agent holds or controls any Pledged Revolving Facility Priority Collateral, if any Additional Second Lien Obligations have been issued, the Directing First Lien Security Agent agrees to hold or control that part of the Pledged Revolving Facility Priority Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law as collateral agent for the First Lien Secured Parties and as bailee for and, with respect to any Revolving Facility Priority Collateral that cannot be perfected in such manner, as agent for, the Directing Second Lien Security Agent (on behalf of itself and the other Second Lien Secured Parties) and any assignee thereof solely for the purpose of perfecting the security interest granted under the First Lien and the Second Lien Documents, respectively, subject to the terms and conditions of this Section 4.4(h). The Directing First Lien Security Agent agrees that, if it shall any time obtain any landlord waiver or bailee’s letter or similar agreement or arrangement granting it rights or access to Revolving Facility Priority Collateral, the Directing First Lien Security Agent shall take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement as sub-agent or gratuitous bailee for the Second Lien Security Agent, solely for the purpose of perfecting the Liens of the Second Lien Security Agent and subject to the terms and conditions of this Agreement.

(ii) Subject to the terms of this Agreement, after the Discharge of Revolving Facility Obligations has occurred and until the Discharge of First Lien Obligations has occurred, the Directing First Lien Security Agent shall be entitled to deal with the Pledged Revolving Facility Priority Collateral in accordance with the terms of the First Lien Documents as if the Liens (if any Additional Second Lien Obligations have been issued) of the Second Lien Security Agent under the Second Lien Security Documents did not exist. The rights of the Second Lien Security Agent in the Revolving Facility Priority Collateral shall at all times be subject to the terms of this Agreement and to the First Lien Security Agent’s rights under the First Lien Documents.

(iii) The Directing First Lien Security Agent shall have no obligation whatsoever to any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party to ensure that the Pledged Revolving Facility Priority Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 4.4(h). The duties or responsibilities of the First Lien Security Agent under this Section 4.4(h) shall be limited solely to holding the Pledged Revolving Facility Priority Collateral as bailee or agent in accordance with this Section 4.4(h).

(iv) The Directing First Lien Security Agent acting pursuant to this Section 4.4(h) shall not have by reason of the First Lien Security Documents, the Second Lien Security Documents, this Agreement or any other document a fiduciary relationship in respect of any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party.

(v) Following the Discharge of Revolving Facility Obligations and upon the Discharge of First Lien Obligations, the Directing First Lien Security Agent shall deliver or cause to be delivered the remaining Pledged Revolving Facility Priority Collateral (if any) in its possession or in possession of its agents or bailees, together with any necessary endorsements, (A) first, if any Additional Second Lien Obligations have been issued, to the Directing Second Lien Security Agent to the extent the Second Lien Obligations remain outstanding and (B) second, to the applicable Grantor to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Revolving Facility Priority Collateral) and will cooperate with the Directing Second Lien Security Agent or such Grantor, as the case may be, in assigning (without recourse to or warranty by the Directing First Lien Security Agent or any other First Lien Secured Party or agent or bailee thereof) control over any other Pledged Revolving Facility Priority Collateral under its control. The Directing First Lien Security Agent further agrees to take all other action reasonably requested by such Person (at the sole cost and expense of the Grantors or such Person) in connection with such Person obtaining a First Priority security interest in the Pledged Revolving Facility Priority Collateral or as a court of competent jurisdiction may otherwise direct. Notwithstanding the foregoing, with respect to any Deposit Accounts, Commodity Accounts or Securities Accounts, the Directing First Lien Security Agent shall only be required to give notice of resignation to the counterparty thereunder.

(vi) Notwithstanding anything to the contrary herein, if, for any reason, if any Additional Second Lien Obligations have been issued, and any Second Lien Obligations remain outstanding upon the Discharge of Revolving Facility Obligations and the Discharge of First Lien Obligations, all rights of the First Lien Security Agent hereunder and under the First Lien Security Documents (1) with respect to the delivery and control of any part of the Revolving Facility Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Revolving Facility Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of any of the First Lien Security Agent or the Second Lien Security Agent, pass to the Directing Second Lien Security Agent, who shall thereafter hold such rights for the benefit of the Second Lien Secured Parties. Each of the Directing First Lien Security Agent and the Grantors agrees that it will, if any Second Lien Obligations remain outstanding upon the Discharge of Revolving Facility Obligations and the Discharge of First Lien Obligations, take any other action required by any law or reasonably requested by the Directing Second Lien Security Agent (subject to any limitations set forth in the Second Lien Facility Documents), in connection with the Directing Second Lien Security Agent’s establishment and perfection of a First Priority security interest in the Revolving Facility Priority Collateral.

(i) When Discharge of Revolving Facility Obligations Deemed to Not Have Occurred. Notwithstanding anything to the contrary herein, if concurrently with (or immediately after) the Discharge of Revolving Facility Obligations, the Company and/or any Grantor enters into any Permitted Refinancing of any Revolving Facility Obligations, then such Discharge of Revolving Facility Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under the Permitted Refinancing shall automatically be treated as Revolving Facility Obligations (together with any Revolving Facility Bank Product Obligations and Revolving Facility Secured Hedging Obligations thereunder) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the term “Revolving Facility Credit Agreement” shall be deemed appropriately modified to refer to such Permitted Refinancing and the Revolving Facility Agent under such Revolving Facility Documents shall be the Revolving Facility Agent for all purposes hereof and the new secured parties under such Revolving Facility Documents (together with the Revolving Facility Bank Product Creditors and Revolving Facility Hedging Creditors thereunder) shall automatically be treated as Revolving Facility Secured Parties for all purposes of this Agreement. Upon receipt of a notice stating that the Company and/or any Grantor has entered into a new Revolving Facility Document in respect of a Permitted Refinancing of Revolving Facility Obligations (which notice shall include the identity of the new agent, such agent, the “New Revolving Facility Agent”), and delivery by the New Revolving Facility Agent of an Intercreditor Agreement Joinder, each of the First Lien Security Agent and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent shall promptly (i) enter into such documents and agreements (including amendments, amendments and restatements, or supplements to this Agreement) as the Company and/or any Grantor or such New Revolving Facility Agent shall reasonably request in order to provide to the New Revolving Facility Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New Revolving Facility Agent any Pledged Revolving Facility Priority Collateral held by the First Lien Security Agent or the Second Lien Security Agent, respectively, together with any necessary endorsements (or otherwise allow the New Revolving Facility Agent to obtain control of such Pledged Revolving Facility Priority Collateral). The New Revolving Facility Agent shall agree to be bound by the terms of this Agreement. If the new Revolving Facility Obligations under the new Revolving Facility Documents are secured by assets of the Grantors of the type constituting Revolving Facility Priority Collateral that do not also secure the First Lien Obligations and, if any Additional Second Lien Obligations have been issued, the Second Lien Obligations, then each of the First Lien Obligations and the Second Lien Obligations shall be secured at such time by a Second Priority Lien and Third Priority Lien, respectively, on such assets to the same extent provided in the First Lien Security Documents and the Second Lien Security Documents with respect to the other Revolving Facility Priority Collateral. If the new Revolving Facility Obligations under the new Revolving Facility Documents are secured by assets of the Grantors of the type constituting Notes Priority Collateral that do not also secure each of the First Lien Obligations and the Second Lien Obligations, then each of the First Lien Obligations and the Second Lien Obligations shall be secured at such time by a First Priority Lien and Second Priority Lien, respectively, on such assets to the same extent provided in the First Lien Security Documents and Second Lien Security Documents with respect to the other Notes Priority Collateral.

(j) Option to Purchase Revolving Facility Obligations.

(i) Without prejudice to the enforcement of remedies by the Revolving Facility Agent and the Revolving Facility Secured Parties, the First Lien Secured Parties or, if any Additional Second Lien Obligations have been issued, to the extent any Second Lien Secured Party has exercised the First Lien Purchase Option, such Second Lien Secured Party (in each case who must meet all eligibility standards contained in all relevant Revolving Facility Documents) (each, an “Eligible Revolving Facility Purchaser”) shall have the right to purchase on a pro rata basis by way of assignment (and shall thereby also assume all commitments and duties of the then extant Revolving Facility Secured Parties under the Revolving Facility Documents (other than in respect of services giving rise to Revolving Facility Bank Product Obligations and Revolving Facility Secured Hedging Obligations)), at any time during the exercise period described in clause (iii) below of this Section 4.4(j), all, but not less than all, of the Revolving Facility Obligations (inclusive of Revolving Facility Priority Obligations and Excess Revolving Facility Obligations) (other than the Revolving Facility Obligations of a Defaulting Revolving Facility Secured Party), including all principal of and accrued and unpaid interest and fees on and all prepayment or acceleration penalties and premiums in respect of all Revolving Facility Obligations outstanding at the time of purchase; provided that at the time of (and as a condition to) any purchase pursuant to this Section 4.4(j), all commitments pursuant to any then outstanding Revolving Facility Credit Agreement shall have terminated and all

Revolving Facility Secured Hedging Agreements also shall have been terminated in accordance with their terms. Any purchase pursuant to this Section 4.4(j) shall be made as follows:

(A) for a purchase price equal to the sum of (1) in the case of all loans, advances or other similar extensions of credit that constitute Revolving Facility Obligations (including unreimbursed amounts drawn in respect of letters of credit, but excluding the undrawn amount of then outstanding letters of credit and excluding Revolving Facility Bank Product Obligations), 100% of the principal amount thereof and all accrued and unpaid interest thereon through the date of purchase (without regard, however, to any unaccrued acceleration or other prepayment penalties or premiums other than customary breakage costs), (2) in the case of any Revolving Facility Bank Product Obligations, cash collateral in such amounts as the Revolving Facility Agent reasonably determines is necessary to secure the Revolving Facility Agent and the other Revolving Facility Secured Parties in connection with such Revolving Facility Bank Product Obligations, (3) in the case of any Revolving Facility Secured Hedging Agreement, the aggregate amount then owing to each Revolving Facility Hedging Creditor (which is a Revolving Facility Secured Party) thereunder pursuant to the terms of the respective Revolving Facility Secured Hedging Agreement, including all amounts owing to such Revolving Facility Hedging Creditor as a result of the termination (or early termination) thereof (in each case, to the extent of its interest as a Revolving Facility Secured Party), (4) in the case of the undrawn amount of then outstanding letters of credit, cash collateral in an amount equal to 103% of the aggregate undrawn amount of such letters of credit and the aggregate fronting and other fees which will accrue thereon through the stated maturity of the letters of credit (assuming no drawings thereon before stated maturity), (5) all accrued and unpaid fees, expenses, indemnities and other amounts (other than any unaccrued prepayment penalties or premiums or similar fees) through the date of purchase and (6) in the case of contingent or unliquidated Revolving Facility Obligations for which a claim has been made against (or identified by) the Revolving Facility Secured Parties and indemnification or payment is required under the Revolving Facility Documents, cash collateral in such amounts as the Revolving Facility Agent reasonably determines to be necessary to secure the Revolving Facility Agent and the other Revolving Facility Secured Parties in connection with such contingent or unliquidated Revolving Facility Obligations; it being understood and agreed that (w) if at any time those amounts (if any) then on deposit with the Revolving Facility Agent as described in clause (4) above exceed 103% of the sum of the aggregate undrawn amount of all then outstanding letters of credit and the aggregate fronting and other fees accrued thereon before stated maturity, such excess shall be returned to the respective Eligible Revolving Facility Purchaser or Eligible Revolving Facility Purchasers (as their interests appear), (x) at such time as all letters of credit have been cancelled, expired or been fully drawn, as the case may be, any excess cash collateral deposited as described above in clause (4) (and not previously applied or released as provided above) shall be returned to the respective Eligible Revolving Facility Purchaser or Eligible Revolving Facility Purchasers, as their interests appear, (y) at such time as all Revolving Facility Bank Product Agreements have been terminated, any excess cash collateral deposited as described above in clause (2) (and not previously applied or released as provided above) shall be returned to the respective Eligible Revolving Facility Purchaser or Eligible

Revolving Facility Purchasers, as their interests appear, and (z) at such time as all contingent or unliquidated Revolving Facility Obligations described in clause 6 are settled or otherwise resolved, any excess cash collateral deposited as described above in clause 6 (and not applied or previously released) shall be returned to the respective Eligible Revolving Facility Purchaser or Eligible Revolving Facility Purchasers, as their interests appear. It is understood and agreed that (x) at the time any fronting or other fees are owing to an issuer with respect to any letter of credit, the Revolving Facility Agent may apply amounts deposited with it as described above to pay same and (y) upon any drawing under any letter of credit, the Revolving Facility Agent shall apply amounts deposited with it as described above to repay the respective unpaid drawing;

(B) with the purchase price described in preceding clause (i)(A) payable in cash on the date of purchase against transfer to the respective Eligible Revolving Facility Purchaser or Eligible Revolving Facility Purchasers (without recourse and without any representations or warranties whatsoever, whether as to the enforceability of any Revolving Facility Obligation or the validity, enforceability, perfection, priority or sufficiency of any Lien securing, or guarantee or other supporting obligation for, any Revolving Facility Obligation or as to any other matter whatsoever, except the representations and warranties (1) that the transferor owns free and clear of all Liens and encumbrances (other than participation interests not prohibited by the Revolving Facility Credit Agreement, in which case the purchase price described in preceding clause (i)(A) shall be appropriately adjusted so that the Eligible Revolving Facility Purchaser or Eligible Revolving Facility Purchasers do not pay amounts represented by any participation interest which remains in effect), and has the right to convey, whatever claims and interests it may have in respect of the Revolving Facility Obligations) and (2) as to the amount of its portion of the Revolving Facility Obligations being acquired);

(C) with the purchase price described in preceding clause (i)(A) accompanied by a waiver of all claims arising out of this Agreement and the transactions contemplated hereby as a result of exercising the purchase option contemplated by this Section 4.4(j) by (x) the Directing Second Lien Security Agent (on behalf of itself and the other Second Lien Secured Parties) if such Eligible Revolving Facility Purchaser is the Second Lien Security Agent or any Second Lien Secured Party or (y) the Directing First Lien Security Agent (on behalf of itself and the other First Lien Secured Parties) if such Eligible Revolving Facility Purchaser is the First Lien Security Agent or any First Lien Secured Party;

(D) with all amounts payable to the various Revolving Facility Secured Parties in respect of the assignments described above to be distributed to them by the Revolving Facility Agent in accordance with their respective holdings of the various Revolving Facility Obligations; and

(E) with such purchase to be made pursuant to assignment documentation in form and substance reasonably satisfactory to, and prepared by counsel for, the Revolving Facility Agent (with the reasonable cost of such counsel to be paid by the respective Eligible Revolving Facility Purchaser or Eligible Revolving Facility Purchasers); it being understood and agreed that the Revolving Facility Agent and each other Revolving Facility Secured Party shall retain all rights to indemnification as provided in the relevant Revolving Facility Documents for all periods prior to any assignment by them pursuant to the provisions of this Section 4.4(j).

(ii) The right to exercise the purchase option described in Section 4.4(j)(i) above shall be exercisable and legally enforceable upon at least ten (10) Business Days’ prior written notice of exercise (which notice, once given, (A) shall be irrevocable and fully binding on the respective Eligible Revolving Facility Purchaser or Eligible Revolving Facility Purchasers except as provided in clause (iii) below and (B) shall specify a date of purchase not less than ten (10) Business Days, nor more than thirty (30) calendar days, after the date of the receipt by the Revolving Facility Agent of such notice) given to the Revolving Facility Agent by an Eligible Revolving Facility Purchaser; provided that if such Eligible Revolving Facility Purchaser is the Second Lien Security Agent or a Second Lien Secured Party, then the closing of the purchase of the Revolving Facility Obligations under this Section 4.4(j) shall occur within the aforesaid period and contemporaneously with or promptly following the closing by such Second Lien Security Agent or Second Lien Secured Party of the purchase of First Lien Obligations in accordance with Section 3.4(l). Neither the Revolving Facility Agent nor any Revolving Facility Secured Party shall have any disclosure obligation to any Eligible Revolving Facility Purchaser, the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party in connection with any exercise of such purchase option.

(iii) The right to purchase the Revolving Facility Obligations as described in this Section 4.4(j) may be exercised (A) by a Second Lien Secured Party that has exercised the First Lien Purchase Option in accordance with Section 3.4(l) and is an Eligible Revolving Facility Purchaser (by giving the irrevocable written notice described in preceding clause (ii)) during the period (the “Second Lien Purchase Option Period”) that (1) begins on the date occurring three Business Days after the first to occur of (x) the date of the acceleration of the final maturity of the loans under the Revolving Facility Credit Agreement, (y) the failure to pay all outstanding loans and obligations in full in cash on the final maturity date of the Revolving Facility Credit Agreement or (z) the occurrence of an Insolvency or Liquidation Proceeding with respect to the Company or any Grantor which constitutes an event of default under the Revolving Facility Credit Agreement (in each case, so long as the acceleration, failure to pay amounts due at final maturity or such Insolvency or Liquidation Proceeding constituting an event of default has not been rescinded or cured within ten (10) Business Days after any such event, and so long as any unpaid amounts constituting Revolving Facility Obligations remain owing); provided that if there is any failure to meet the condition described in the proviso of preceding clause (i) hereof, the aforementioned date shall be extended until the first date upon which such condition is satisfied and (2) ends on the tenth (10th) Business Day after the start of the Second Lien Purchase Option Period and (B) in the event that no Second Lien Secured Party has exercised the First Lien Purchase Option within the option period set forth in Section 3.4(l), by a First Lien Secured Party that is an Eligible Revolving Facility Purchaser (by giving the irrevocable written notice described in the preceding clause (ii)) during the period that begins on the first Business Day immediately following the expiration of the Second Lien Purchase Option Period and ends on the tenth (10th) Business Day thereafter (the “First Lien Purchase Option Period”); provided, however, if a Second Lien Secured Party has exercised the First Lien Purchase Option in accordance with Section 3.4(l) and fails to close such purchase within the prescribed period, the First Lien Purchase Option Period shall be deemed not to commence until the earlier of the closing date specified in the notice delivered by such Second Lien Secured Party as described in the preceding clause or the date of such failure by such Second Lien Secured Party. If no First Lien Secured Party or Second Lien Secured Party timely exercises the aforementioned purchase option, the Revolving Facility Agent and Revolving Facility Secured Parties shall have no further obligations pursuant to this Section 4.4(j) and may take any further actions in their sole discretion in accordance with the Revolving Facility Documents and this Agreement.

(iv) The obligations of the Revolving Facility Secured Parties to sell their respective Revolving Facility Obligations under this Section 4.4(j) are several and not joint and several. To the extent any Revolving Facility Secured Party breaches its obligation to sell its Revolving Facility Obligations under this Section 4.4(j) (a “Defaulting Revolving Facility Secured Party”), nothing in this Section 4.4(j) shall be deemed to require the Revolving Facility Agent or any other Revolving Facility Secured Party to purchase such Defaulting Revolving Facility Secured Party’s Revolving Facility Obligations for resale to the holders of First Lien Obligations and in all cases, the Revolving Facility Agent and each Revolving Facility Secured Party complying with the terms of this Section 4.4(j) shall not be deemed to be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting Revolving Facility Secured Party; provided that nothing in this clause (iv) shall require any Eligible Revolving Facility Purchaser to purchase less than all of the Revolving Facility Obligations.

(v) Each Grantor irrevocably consents to any assignment effected to one or more Eligible Revolving Facility Purchasers pursuant to this Section 4.4(j) (so long as they meet all eligibility standards contained in all relevant Revolving Facility Documents, other than obtaining the consent of any Grantor to an assignment to the extent required by such Revolving Facility Documents) for purposes of all Revolving Facility Documents and hereby agrees that no further consent to any such assignment pursuant to this Section 4.4(j) from such Grantor shall be required.

4.5. Insolvency or Liquidation Proceedings.

(a) Finance and Sale Issues – Revolving Facility Obligations. Until the Discharge of Revolving Facility Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Revolving Facility Agent shall desire to permit the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Revolving Facility Priority Collateral or to permit the Company or any other Grantor to obtain financing, whether from the Revolving Facility Secured Parties or any other entity under Section 364 of the Bankruptcy Code or any similar Debtor Relief Law, that is secured by a Lien that is (i) senior or pari passu with the Liens on the Revolving Facility Priority Collateral securing the Revolving Facility Priority Obligations and (ii) junior to the Liens on the Notes Priority Collateral securing the First Lien Priority Obligations and, if any Additional Second Lien Obligations have been issued, the Second Lien Priority Obligations (each, a “Revolving Facility DIP Financing”), then the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting or contesting) such use of cash collateral constituting Revolving Facility Priority Collateral or such Revolving Facility DIP Financing and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Revolving Facility Agent or to the extent permitted by Section 4.5(d)) and, the First Lien Security Agent and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent will each subordinate its Liens in the Revolving Facility Priority Collateral to the Liens securing such Revolving Facility DIP Financing (and all interest and other obligations relating thereto); provided that (A) the aggregate principal amount of the Revolving Facility DIP Financing plus the aggregate outstanding principal amount of Revolving Facility Obligations for borrowed money under the Revolving Facility Documents plus the aggregate face amount of any letters of credit issued and not reimbursed under the Revolving Facility Documents shall not exceed the Revolving Facility Debt Cap and (B) (i) each of the First Lien Security Agent and the other First Lien Secured Parties and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the other Second Lien Secured Parties retain a Lien on the Collateral to secure the First Lien Priority Obligations and Second Lien Priority Obligations, respectively, and, with respect to the Notes Priority Collateral only, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (ii) to the extent that the Revolving Facility Agent is granted adequate protection in the form of a Lien, the First Lien Security Agent and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent are each permitted to seek a Lien (without objection from the Revolving Facility Agent or any Revolving Facility Secured Party) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to Revolving Facility Priority Collateral, such Lien is junior to the Liens securing such Revolving Facility DIP Financing and the Revolving Facility Priority Obligations, (iii) the foregoing provisions of this Section 4.5(a) shall not prevent the First Lien Security Agent and the First Lien Secured Parties and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the Second Lien Secured Parties from objecting to any provision in any Revolving Facility DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws that are inconsistent with this Agreement and (iv) the terms of such Revolving Facility DIP Financing do not require any Grantor to seek approval for any plan of reorganization that is inconsistent with the terms of this Agreement. The First Lien Security Agent, on behalf of the First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of the Second Lien Secured Parties, each agrees that it will not raise any objection or oppose a sale or other disposition of any Revolving Facility Priority Collateral free and clear of its Liens (subject to attachment of Proceeds with respect to the Second Priority Lien on the Revolving Facility Priority Collateral in favor of the First Lien Security Agent and the Third Priority Lien on the Revolving Facility Priority Collateral in favor of the Second Lien Security Agent in the same order and manner as otherwise set forth herein) or other claims under Section 363 of the Bankruptcy Code, except for any objection or opposition that could be asserted by any First Lien Secured Party or, if any Additional Second Lien Obligations have been issued, any Second Lien Secured Party as an unsecured creditor in any such Insolvency or Liquidation Proceeding if the First Lien Secured Parties and Second Lien Secured Parties have consented to such sale or disposition of such assets; provided that the foregoing shall not prohibit the First

Lien Security Agent, the other First Lien Secured Parties, the Second Lien Security Agent and the other Second Lien Secured Parties from seeking and exercising credit bid rights pursuant to Section 363(k) of the Bankruptcy Code in respect of any such sale or disposition; provided, further that such credit bid may only be made if Discharge of Revolving Facility Obligations (and, in the case of a credit bid by the Second Lien Security Agent or the other Second Lien Secured Parties, Discharge of First Lien Obligations) has occurred or will occur concurrently as a result of a cash bid for such Revolving Priority Collateral in addition to such credit bid.

(b) Finance and Sale Issues – First Lien Obligations. After the Discharge of Revolving Facility Obligations has occurred and until the Discharge of First Lien Obligations has occurred and to the extent any Additional Second Lien Obligations have been issued, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Security Agent shall desire to permit the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Revolving Facility Priority Collateral or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Secured Parties or any other entity under Section 364 of the Bankruptcy Code or any similar Debtor Relief Law, that is secured by a Lien that is (i) senior or pari passu with the Liens on the Revolving Facility Priority Collateral securing the First Lien Priority Obligations and (ii) junior to the Liens on the Notes Priority Collateral securing the Second Lien Priority Obligations (each, a “First Lien Revolving Facility Priority Collateral DIP Financing”), then the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting or contesting) such use of cash collateral constituting Revolving Facility Priority Collateral or such First Lien Revolving Facility Priority Collateral DIP Financing and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Security Agent or to the extent permitted by Section 4.5(d)) and, the Second Lien Security Agent will subordinate its Liens in the Revolving Facility Priority Collateral to the Liens securing such First Lien Revolving Facility Priority Collateral DIP Financing (and all interest and other obligations relating thereto); provided that (A) the aggregate principal amount of the First Lien Revolving Facility Priority Collateral DIP Financing plus the aggregate outstanding principal amount of First Lien Obligations for borrowed money under the First Lien Documents plus the aggregate face amount of any letters of credit issued and not reimbursed under the First Lien Documents shall not exceed the First Lien Debt Cap and (B) (i) the Second Lien Security Agent and the other Second Lien Secured Parties retain a Lien on the Collateral to secure the Second Lien Priority Obligations, respectively, and, with respect to the Notes Priority Collateral only, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (ii) to the extent that the First Lien Security Agent is granted adequate protection in the form of a Lien, the Second Lien Security Agent is permitted to seek a Lien (without objection from the First Lien Security Agent or any First Lien Secured Party) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to Revolving Facility Priority Collateral, such Lien is junior to the Liens securing such First Lien Revolving Facility Priority Collateral DIP Financing and the First Lien Priority Obligations), (iii) the foregoing provisions of this Section 4.5(b) shall not prevent the Second Lien Security Agent and the Second Lien Secured Parties from objecting to any provision in any First Lien Revolving Facility Priority Collateral DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor

Relief Laws that are inconsistent with this Agreement and (iv) the terms of such First Lien Revolving Facility Priority Collateral DIP Financing do not require any Grantor to seek approval for any plan of reorganization that is inconsistent with the terms of this Agreement. The Second Lien Security Agent, on behalf of the Second Lien Secured Parties, agrees that it will not raise any objection or oppose a sale or other disposition of any Revolving Facility Priority Collateral free and clear of its Liens (subject to attachment of Proceeds with respect to the Second Priority Lien on the Revolving Facility Priority Collateral in favor of the Second Lien Security Agent in the same order and manner as otherwise set forth herein) or other claims under Section 363 of the Bankruptcy Code, except for any objection or opposition that could be asserted by any Second Lien Secured Party as an unsecured creditor in any such Insolvency or Liquidation Proceeding if the Second Lien Secured Parties have consented to such sale or disposition of such assets; provided that the foregoing shall not prohibit the Second Lien Security Agent and the other Second Lien Secured Parties from seeking and exercising credit bid rights pursuant to Section 363(k) of the Bankruptcy Code in respect of any such sale or disposition; provided, further that such credit bid may only be made if Discharge of First Lien Obligations has occurred or will occur concurrently as a result of a cash bid for such Revolving Priority Collateral in addition to such credit bid.

(c) Relief from the Automatic Stay.

(i) Until the Discharge of Revolving Facility Obligations has occurred, each of the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Revolving Facility Priority Collateral, without the prior written consent of the Revolving Facility Agent.

(ii) Until the Discharge of First Lien Obligations has occurred, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Revolving Facility Priority Collateral, without the prior written consent of the Directing First Lien Security Agent.

(d) Adequate Protection.

(i) Each of the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (A) any request by the Revolving Facility Agent or the Revolving Facility Secured Parties for adequate protection or similar protection under any Debtor Relief Law with respect to any Revolving Facility Priority Collateral, (B) so long as the request of adequate protection is in the form of a replacement Lien on the Notes Priority Collateral that is junior to the Liens on the Notes Priority Collateral securing the First Lien Priority Obligations and, if any Additional Second Lien

Obligations have been issued, the Second Lien Priority Obligations, any request by the Revolving Facility Agent or the Revolving Facility Secured Parties for adequate protection with respect to any Notes Priority Collateral or (C) any objection by the Revolving Facility Agent or the Revolving Facility Secured Parties to any motion, relief, action or proceeding based on the Revolving Facility Agent or the Revolving Facility Secured Parties claiming a lack of adequate protection with respect to the Revolving Facility Priority Collateral. Notwithstanding the foregoing provisions in this Section 4.5(d)(i), in any Insolvency or Liquidation Proceeding, (x) if the Revolving Facility Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in the nature of assets constituting Revolving Facility Priority Collateral in connection with any Revolving Facility DIP Financing or use of cash collateral constituting Revolving Facility Priority Collateral, then each of the First Lien Security Agent, on behalf of itself or any of the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself or any of the other Second Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Revolving Facility Obligations and such Revolving Facility DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on Revolving Facility Priority Collateral securing the First Lien Obligations or Second Lien Obligations, as the case may be, are so subordinated to the Liens securing Revolving Facility Obligations under this Agreement, and (y) in the event the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, seeks or requests adequate protection in respect of Revolving Facility Priority Collateral securing First Lien Obligations or Second Lien Obligations and such adequate protection is granted in the form of additional collateral in the nature of assets constituting Revolving Facility Priority Collateral, then each of the First Lien Security Agent, on behalf of itself or any of the other First Lien Secured Parties and the Second Lien Security Agent, on behalf of itself or any of the other Second Lien Secured Parties, agrees that the Revolving Facility Agent shall also be granted a senior Lien on such additional collateral as security for the Revolving Facility Obligations and for any such Revolving Facility DIP Financing and that any Lien on such additional collateral securing the First Lien Obligations or Second Lien Obligations, as the case may be, shall be subordinated to the Liens on such collateral securing the Revolving Facility Obligations and any such Revolving Facility DIP Financing (and all obligations relating thereto) and to any other Liens on such Collateral granted to the Revolving Facility Secured Parties as adequate protection on the same basis as the other Liens on Revolving Facility Priority Collateral securing the First Lien Obligations and Second Lien Obligations are so subordinated to such Liens securing Revolving Facility Obligations under this Agreement.

(ii) If any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that it shall not contest (or support any other Person contesting) (A) any request by the First Lien Security Agent or the First Lien Secured Parties for adequate protection or similar protection under any Debtor Relief Law with respect to any Revolving Facility Priority Collateral or (B) any objection by the First Lien Security Agent or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Security Agent or the First Lien Secured Parties claiming a lack of adequate protection with respect to the Revolving Facility Priority

Collateral. Notwithstanding the foregoing provisions in this Section 4.5(d)(ii), in any Insolvency or Liquidation Proceeding, (x) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in the nature of assets constituting Revolving Facility Priority Collateral in connection with any Revolving Facility DIP Financing or First Lien Revolving Facility Priority Collateral DIP Financing or use of cash collateral constituting Revolving Facility Priority Collateral or Notes Priority Collateral, then, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself or any of the other Second Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Revolving Facility Obligations and the First Lien Obligations and such Revolving Facility DIP Financing and such First Lien Revolving Facility Priority Collateral DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on Revolving Facility Priority Collateral securing the Second Lien Obligations are so subordinated to the Liens securing Revolving Facility Obligations and First Lien Obligations under this Agreement, and (y) if any Additional Second Lien Obligations have been issued, in the event the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, seeks or requests adequate protection in respect of Revolving Facility Priority Collateral securing Second Lien Obligations and such adequate protection is granted in the form of additional collateral in the nature of assets constituting Revolving Facility Priority Collateral, then the Second Lien Security Agent, on behalf of itself or any of the other Second Lien Secured Parties, agrees that the Revolving Facility Agent and the First Lien Security Agent shall also be granted a senior Lien on such additional collateral as security for the Revolving Facility Obligations and the First Lien Obligations and for any such Revolving Facility DIP Financing and any such First Lien Revolving Facility Priority Collateral DIP Financing and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the Revolving Facility Obligations and the First Lien Obligations and any such Revolving Facility DIP Financing and any such First Lien Revolving Facility Priority Collateral DIP Financing (and all obligations relating thereto) and to any other Liens on such Collateral granted to the Revolving Facility Agent and the First Lien Secured Parties as adequate protection on the same basis as the other Liens on Revolving Facility Priority Collateral securing the Second Lien Obligations are so subordinated to such Liens securing the Revolving Facility Obligations and First Lien Obligations under this Agreement.

(e) No Waiver. Subject to the proviso in clause (ii) of Section 4.1(a), nothing contained herein shall prohibit or in any way limit the Revolving Facility Agent or any Revolving Facility Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the First Lien Security Agent or any of the First Lien Secured Parties, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any of the Second Lien Secured Parties in respect of the Revolving Facility Priority Collateral, including the seeking by the First Lien Security Agent, any First Lien Secured Parties, the Second Lien Security Agent or any Second Lien Secured Party of adequate protection in respect thereof or the asserting by the First Lien Security Agent, any First Lien Secured Parties, the Second Lien Security Agent or any Second Lien Secured Parties of any of its rights and remedies under the First Lien Documents or Second Lien Documents, as the case may be, or otherwise in respect thereof.

(f) Waiver. Each of the First Lien Security Agent, for itself and on behalf of the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, waives any claim it may hereafter have against any Revolving Facility Secured Party arising out of the election of any Revolving Facility Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest, in each case, in connection with the Revolving Facility Priority Collateral in any Insolvency or Liquidation Proceeding.

4.6. Reliance; Waivers; Etc.

(a) Reliance. Other than any reliance on the terms of this Agreement, the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties under its First Lien Documents, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the Second Lien Secured Parties under its Second Lien Documents, each acknowledges that it and the Secured Parties under the First Lien Documents and Second Lien Documents, respectively, have, independently and without reliance on the Revolving Facility Agent or any Revolving Facility Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the First Lien Documents and the Second Lien Documents, respectively, and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Credit Agreement, any Additional Second Lien Obligations Agreement or this Agreement.

(b) No Warranties or Liability. Each of the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, acknowledges and agrees that the Revolving Facility Agent and the Revolving Facility Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Revolving Facility Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Revolving Facility Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective Revolving Facility Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Revolving Facility Agent and the Revolving Facility Secured Parties shall have no duty to the First Lien Security Agent, any of the First Lien Secured Parties, the Second Lien Security Agent or the Second Lien Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the Revolving Facility Documents, the First Lien Documents and the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

(c) No Waiver of Lien Priorities – Revolving Facility Obligations.

(i) No right of the Revolving Facility Secured Parties, the Revolving Facility Agent or any of them to enforce any provision of this Agreement or any Revolving Facility

Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Revolving Facility Secured Party or the Revolving Facility Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Revolving Facility Documents, any of the First Lien Documents of any of the Second Lien Documents, regardless of any knowledge thereof which the Revolving Facility Agent or the Revolving Facility Secured Parties, or any of them, may have or be otherwise charged with.

(ii) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Revolving Facility Documents and subject to the provisions of Section 4.5(b)), the Revolving Facility Secured Parties, the Revolving Facility Agent and any of them may, at any time and from time to time in accordance with the Revolving Facility Documents and/or applicable law, without the consent of, or notice to, the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party, without incurring any liabilities to the First Lien Security Agent, any First Lien Secured Parties, any Second Lien Secured Party or the Second Lien Security Agent and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(A) make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(B) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Revolving Facility Obligations or any Lien on any Revolving Facility Priority Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Revolving Facility Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens on the Revolving Facility Priority Collateral held by the Revolving Facility Agent or any of the Revolving Facility Secured Parties, the Revolving Facility Obligations or any of the Revolving Facility Documents;

(C) sell, exchange, realize upon, enforce or otherwise deal with in any manner (subject to the terms hereof) and in any order any part of the Revolving Facility Priority Collateral or any liability of the Company or any other Grantor to the Revolving Facility Secured Parties or the Revolving Facility Agent;

(D) settle or compromise any Revolving Facility Obligation or any other liability of the Company or any other Grantor or any Revolving Facility Priority Collateral; and

(E) exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Revolving Facility Priority Collateral or any liability incurred directly or indirectly in respect thereof.

(iii) Each of the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, also agrees that the Revolving Facility Secured Parties and the Revolving Facility Agent shall have no liability to the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party and the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, hereby waives any claim against any Revolving Facility Secured Party or the Revolving Facility Agent, arising out of any and all actions which the Revolving Facility Secured Parties or the Revolving Facility Agent may take or permit or omit to take with respect to:

(A) the Revolving Facility Documents (other than this Agreement), including any failure to perfect or obtain perfected security interests in the Revolving Facility Priority Collateral;

(B) the collection of the Revolving Facility Obligations; or

(C) the foreclosure upon, or sale, liquidation or other disposition of, any Revolving Facility Priority Collateral.

Each of the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that the Revolving Facility Secured Parties and the Revolving Facility Agent have no duty to the First Lien Security Agent, the First Lien Secured Parties, the Second Lien Security Agent or the Second Lien Secured Parties in respect of the maintenance or preservation of the Revolving Facility Priority Collateral, the Revolving Facility Obligations or otherwise.

(iv) Each of the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Revolving Facility Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

Section 5.	General.

5.1. Legends. The Grantors agree that each Security Document shall include the following language (with any necessary modifications to give effect to applicable definitions) (or language to similar effect approved by the Directing Security Agents):

“Notwithstanding anything herein to the contrary, the Liens and security interests granted to the [Revolving Facility Agent] [First Lien Security Agent] [Second Lien Security Agent] pursuant to this Agreement in any Collateral and the exercise of any right or remedy by the [Revolving Facility Agent] [First Lien Security Agent] [Second Lien Security Agent] with respect to any Collateral hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 17, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Interline Brands, Inc., a New Jersey corporation, Interline Brands, Inc., a Delaware corporation, the other Grantors from time to time party hereto, Bank of America, N.A., as Revolving Facility Agent and Barclays Bank PLC, as First Lien Administrative Agent and as First Lien Security Agent and certain other Persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Grantors agree that each mortgage or deed of trust in favor of any Secured Parties covering any Collateral shall also contain such other language as a Security Agent may reasonably request to reflect the subordination of such mortgage to the mortgage in favor of such Security Agent on behalf of the applicable Secured Parties covering such Collateral. Notwithstanding the foregoing, the foregoing language shall not be required to be included in any Security Document, mortgage or deed of trust entered into prior to the date hereof; provided that, if any such Security Document, mortgage or deed of trust is amended or replaced on or after the date hereof, the foregoing language shall be added thereto as part of such amendment or replacement.

5.2. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of any two or more of the First Lien Obligations, the Second Lien Obligations and the Revolving Facility Obligations, then, to the extent the debt obligations distributed on account of such First Lien Obligations, such Second Lien Obligations or such Revolving Facility Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

5.3. Post-Petition Interest.

(a) None of the Revolving Facility Agent or any Revolving Facility Secured Party, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any Second Lien Secured Party shall oppose or seek to challenge any claim by the First

Lien Security Agent or any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the First Lien Secured Party’s Lien on the Notes Priority Collateral (without regard to the existence of the junior Liens of the Revolving Facility Agent on behalf of the Revolving Facility Secured Parties or the Second Lien Security Agent, on behalf of the Second Lien Secured Parties, as the case may be, on the Notes Priority Collateral) or the Revolving Facility Priority Collateral (after taking into account the senior Lien of the Revolving Facility Agent on behalf of the Revolving Facility Secured Parties on the Revolving Facility Priority Collateral, but without regard to the existence of the junior Lien of the Second Lien Security Agent, on behalf of the Second Lien Secured Parties, as the case may be, on the Revolving Facility Priority Collateral).

(b) None of the First Lien Security Agent or any First Lien Secured Party, or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent or any Second Lien Secured Party shall oppose or seek to challenge any claim by the Revolving Facility Agent or any Revolving Facility Secured Party for allowance in any Insolvency or Liquidation Proceeding of Revolving Facility Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Revolving Facility Agent on behalf of the Revolving Facility Secured Parties on the Notes Priority Collateral (after taking into account the senior Liens of the First Lien Security Agent, on behalf of the First Lien Secured Parties and the Second Lien Security Agent, on behalf of the Second Lien Secured Parties, as the case may be, on the Notes Priority Collateral) or the Revolving Facility Priority Collateral (without regard to the existence of the junior Liens of the First Lien Security Agent, on behalf of the First Lien Secured Parties, or the Second Lien Security Agent, on behalf of the Second Lien Secured Parties, on the Revolving Facility Priority Collateral).

5.4. Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Security Agent and the First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent and the Second Lien Secured Parties, and the Revolving Facility Agent and the Revolving Facility Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any First Lien Document, any Second Lien Document or any Revolving Facility Document;

(ii) except as otherwise set forth in the Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations, Second Lien Obligations or Revolving Facility Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of any First Lien Document, Second Lien Document or any Revolving Facility Document;

(iii) except as otherwise set forth in the Agreement, any exchange of any security interest in any Notes Priority Collateral or any Revolving Facility Priority Collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations, Second Lien Obligations or Revolving Facility Obligations;

(iv) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(v) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Obligations, Second Lien Obligations or Revolving Facility Obligations or of the Revolving Facility Agent, any Revolving Facility Secured Party, the First Lien Security Agent, any First Lien Secured Party, the Second Lien Security Agent or any Second Lien Secured Party in respect of this Agreement.

Section 6.	Cooperation With Respect To Revolving Facility Priority Collateral.

6.1. Consent to License to Use Intellectual Property. Each of the First Lien Security Agent and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent on behalf of the First Lien Secured Parties and the Second Lien Secured Parties respectively (and any purchaser, assignee or transferee of assets as provided in Section 6.3) (a) consents (without any representation, warranty or obligation whatsoever) to the grant by any Grantor to the Revolving Facility Agent of a non-exclusive royalty-free license to use, subject to any limitations and restrictions in any relevant Security Document for a period not to exceed 180 days (commencing with the initiation of any enforcement of Liens by any of the First Lien Security Agent or the Second Lien Security Agent (provided, in each case, that the Revolving Facility Agent has received notice thereof) or the Revolving Facility Agent) any Intellectual Property of such Grantor that is subject to a Lien held by either the First Lien Security Agent or the Second Lien Security Agent, respectively (or any Intellectual Property acquired by such purchaser, assignee or transferee from any Grantor, as the case may be) and (b) grants, in its capacity as a secured party (or as a purchaser, assignee or transferee, as the case may be), to the Revolving Facility Agent a non-exclusive royalty-free license to use for a period not to exceed 180 days (commencing with (x) the initiation of any enforcement of Liens by any of the First Lien Security Agent, the Second Lien Security Agent or the Revolving Facility Agent or (y) the purchase, assignment or transfer, as the case may be (provided, in each case, that the Revolving Facility Agent has received notice thereof)) any Intellectual Property that is subject to a Lien held by the First Lien Security Agent or the Second Lien Security Agent (or subject to such purchase, assignment or transfer, as the case may be), in each case in connection with the enforcement of any Lien held by the Revolving Facility Agent upon any Inventory or other Revolving Facility Priority Collateral of any Grantor and to the extent the use of such Intellectual Property is necessary or appropriate, in the good faith opinion of the Revolving Facility Agent, to process, ship, collect, produce, store, complete, supply, lease, sell or otherwise dispose of any such Inventory or other Revolving Facility Priority Collateral in any lawful manner. The 180 day license periods shall be tolled during the pendency of any Insolvency or Liquidation Proceeding of any Grantor pursuant to which the Revolving Facility Agent is effectively stayed from enforcing its rights and remedies with respect to the Revolving Facility Priority Collateral.

6.2. Access to Information. If either the First Lien Security Agent or the Second Lien Security Agent takes actual possession of any documentation of a Grantor (whether such documentation is in the form of a writing or is stored in any computer, data equipment or data record in the physical possession of the First Lien Security Agent or the Second Lien Security

Agent), then upon the reasonable request of the Revolving Facility Agent and reasonable advance notice, the First Lien Security Agent or Second Lien Security Agent, as the case may be, will permit the Revolving Facility Agent or its representative to inspect, use and copy such documentation.

6.3. Access to Property. (a) (i) If the Revolving Facility Agent commences any action or proceeding with respect to any of its rights or remedies (including, but not limited to, any action of foreclosure but excluding any exercise of rights solely in connection with cash dominion), enforcement, collection or execution with respect to the Revolving Facility Priority Collateral (“Revolving Facility Priority Collateral Enforcement Actions”) or if either of the First Lien Security Agent or the Second Lien Security Agent commences any action or proceeding with respect to any of its rights or remedies (including any action of foreclosure), enforcement, collection or execution with respect to the Notes Priority Collateral, and the First Lien Security Agent or the Second Lien Security Agent, as the case may be (or a purchaser at a foreclosure sale conducted in foreclosure of any Liens of the First Lien Security Agent or the Second Lien Security Agent or negotiated sale in lieu thereof) takes actual or constructive possession of Notes Priority Collateral of any Grantor (“Notes Priority Collateral Enforcement Actions”), then the First Lien Secured Parties and the First Lien Security Agent, and, if any Additional Second Lien Obligations have been issued, the Second Lien Secured Parties and the Second Lien Security Agent, as the case may be, shall (subject to, in the case of any Notes Priority Collateral Enforcement Action, a prior written request by the Revolving Facility Agent to the First Lien Security Agent or the Second Lien Security Agent, as the case may be (the “Notes Priority Collateral Enforcement Action Notice”)) (x) cooperate with the Revolving Facility Agent (and with its officers, employees, representatives and agents) in its efforts to conduct Revolving Facility Priority Collateral Enforcement Actions in the Revolving Facility Priority Collateral and to finish any work-in-process and collect, process, ship, produce, store, complete, supply, lease, sell or otherwise handle, deal with, assemble or dispose of, in any lawful manner, the Revolving Facility Priority Collateral, (y) not hinder or restrict in any respect the Revolving Facility Agent from conducting Revolving Facility Priority Collateral Enforcement Actions in the Revolving Facility Priority Collateral or from finishing any work-in-process or collecting, processing, shipping, producing, storing, completing, supplying, leasing, selling or otherwise handling, dealing with, assembling or disposing of, in any lawful manner, the Revolving Facility Priority Collateral, and (z) permit the Revolving Facility Agent, its employees, agents, advisers and representatives, at the cost and expense of the Revolving Facility Secured Parties, to enter upon and use the Notes Priority Collateral (including equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and intellectual property), for a period (I) commencing on the date of the initial Revolving Facility Priority Collateral Enforcement Action or the date of delivery of the Notes Priority Collateral Enforcement Action Notice, as the case may be, and (II) ending on the earlier of the date occurring 180 days thereafter and the date on which all Revolving Facility Priority Collateral (other than Revolving Facility Priority Collateral abandoned by the Revolving Facility Agent in writing) has been removed from the Notes Priority Collateral (such period, the “Revolving Facility Priority Collateral Processing and Sale Period”), for purposes of:

(A) assembling and storing the Revolving Facility Priority Collateral and completing the processing of and turning into finished goods any Revolving Facility Priority Collateral consisting of work-in-process or raw materials;

(B) selling any or all of the Revolving Facility Priority Collateral located in or on such Notes Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise;

(C) removing and transporting any or all of the Revolving Facility Priority Collateral located in or on such Notes Priority Collateral;

(D) otherwise collecting, processing, shipping, producing, storing, completing, supplying, leasing, selling or otherwise handling, dealing with, assembling or disposing of, in any lawful manner, the Revolving Facility Priority Collateral; and/or

(E) taking reasonable actions to protect, secure, and otherwise enforce the rights or remedies of the Revolving Facility Secured Parties and/or the Revolving Facility Agent (including with respect to any Revolving Facility Priority Collateral Enforcement Actions) in and to the Revolving Facility Priority Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of the First Lien Security Agent or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent from selling, assigning or otherwise transferring any Notes Priority Collateral prior to the expiration of such Revolving Facility Priority Collateral Processing and Sale Period if the purchaser, assignee or transferee thereof agrees in writing (for the benefit of the Revolving Facility Agent and the Revolving Facility Secured Parties) to be bound by the provisions of this Section 6. If any stay or other order prohibiting the exercise of remedies with respect to the Revolving Facility Priority Collateral has been entered by a court of competent jurisdiction, such Revolving Facility Priority Collateral Processing and Sale Period shall be tolled during the pendency of any such stay or other order.

(ii) During the period of actual occupation, use and/or control by the Revolving Facility Secured Parties and/or the Revolving Facility Agent (or their respective employees, agents, advisers and representatives) of any Notes Priority Collateral, the Revolving Facility Secured Parties and the Revolving Facility Agent shall be obligated to repair at their expense any physical damage to such Notes Priority Collateral resulting from such occupancy, use or control, and to leave such Notes Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the Revolving Facility Secured Parties or the Revolving Facility Agent have any liability to the First Lien Secured Parties, the First Lien Security Agent, the Second Lien Secured Parties or the Second Lien Security Agent pursuant to this Section 6.3(a) as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Notes Priority Collateral existing prior to the date of the exercise by the Revolving Facility Secured Parties (or the Revolving Facility Agent, as the case may be) of their rights under this Section 6.3(a) and the Revolving Facility Secured Parties shall have no duty or liability to maintain the Notes Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the Revolving Facility Secured Parties, or for any diminution in the value of the Notes Priority Collateral that results from ordinary wear and tear resulting from the use of the Notes Priority Collateral by the Revolving Facility Secured Parties in the manner and for the time periods specified under this Section 6.3(a) or as a result of the removal of the Revolving Facility Priority Collateral. Without limiting the rights granted in this Section 6.3(a), the Revolving Facility Secured Parties and the Revolving Facility Agent shall cooperate with the First Lien Secured Parties, the First Lien Security Agent, the Second Lien Secured Parties and the Second Lien Security Agent in connection with any efforts made by the First Lien Secured Parties, the First Lien Security Agent, the Second Lien Secured Parties and the Second Lien Security Agent to sell the Notes Priority Collateral.

(b) The Revolving Facility Secured Parties shall (i) use the Notes Priority Collateral in accordance with applicable law and (ii) indemnify the First Lien Secured Parties and the Second Lien Secured Parties from any claim, loss, damage, cost or liability arising out of any claim asserted by any third party as a result of any acts or omissions by the Revolving Facility Security Agent, or any of its agents or representatives, in connection with the exercise by the Revolving Facility Secured Parties of their rights of access set forth in this Section 6.3. In no event shall any Revolving Facility Secured Party have any liability to the First Lien Secured Parties or the Second Lien Secured Parties pursuant to this Section 6.3(b) or otherwise as a result of any condition on or with respect to the Notes Priority Collateral existing prior to the date of the exercise by the Revolving Facility Secured Parties of their access rights under this Section 6.3(b), and the Revolving Facility Secured Parties shall have no duty or liability to maintain the Notes Priority Collateral in a condition or manner better than that in which it was maintained prior to the access and/or use thereof by the Revolving Facility Secured Parties.

(c) Each of the First Lien Security Agent and the Second Lien Security Agent (x) shall, at the request of the Revolving Facility Agent, provide reasonable cooperation to the Revolving Facility Agent in connection with the manufacture, production, completion, handling, removal and sale of any Revolving Facility Priority Collateral by the Revolving Facility Agent as provided above and (y) shall be entitled to receive, from the Revolving Facility Agent, reimbursement for their reasonable out-of-pocket costs and expenses incurred in connection with such cooperation, support and assistance to the Revolving Facility Agent. Each of the First Lien Security Agent and the Second Lien Security Agent and/or any such purchaser (or its transferee or successor) shall not be required to manufacture, produce, complete, remove, insure, protect, store, safeguard, sell or deliver any inventory subject to any First Priority Lien held by the Revolving Facility Agent.

6.4. Grantor Consent. The Company and the other Grantors consent to the performance by each of the First Lien Security Agent and the Second Lien Security Agent of the obligations set forth in this Section 6 and acknowledge and agree that neither the First Lien Security Agent (nor any First Lien Secured Party) nor the Second Lien Security Agent (nor any Second Lien Secured Party) shall ever be accountable or liable for any action taken or omitted by the Revolving Facility Agent or any Revolving Facility Secured Party or its or any of their officers, employees, agents, successors or assigns in connection therewith or incidental thereto or in consequence thereof.

6.5. Exercise of Cash Dominion; Funds Deposited in Controlled Securities Accounts and Deposit Accounts. Each of the First Lien Security Agent, for itself and on behalf of the other First Lien Secured Parties, and, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees that (a) the exercise of cash dominion by the Revolving Facility Agent over any Securities Account or Deposit Account of any Grantor and application of funds in connection therewith to the Revolving Facility Obligations shall not constitute an exercise of rights or remedies by the Revolving Facility Agent for purposes of this Agreement and (b) all funds deposited in controlled Securities Accounts or Deposit Accounts and then applied to the Revolving Facility Obligations shall be treated as Revolving Facility Priority Collateral, and any claims that such funds constitute Notes Priority Collateral are waived except (i) to the extent that the Revolving Facility Agent has received written notice of an enforcement action under any First Lien Document or Second Lien Document and written notice prior to the application of such funds to the Revolving Facility Obligations that such funds constitute Proceeds of Notes Priority Collateral or (ii) during an Insolvency or Liquidation Proceeding.

Section 7.	Application Of Proceeds.

7.1. Application of Proceeds in Distributions by the First Lien Security Agent.

(a) The First Lien Security Agent will apply the Proceeds of any Notes Priority Collateral Enforcement Actions and, after the Discharge of Revolving Facility Obligations, the Proceeds of any collection, sale, foreclosure or other realization of any Revolving Facility Priority Collateral by First Lien Security Agent as expressly permitted hereunder, and, in each case, the Proceeds of any title insurance policy insuring any Notes Priority Collateral (or, after the Discharge of Revolving Facility Obligations, any Revolving Facility Priority Collateral) required under any First Lien Document or Revolving Facility Document, in the following order of application:

First, to the payment of all amounts payable under the First Lien Documents on account of the First Lien Security Agent’s or any Additional First Lien Obligations Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the First Lien Security Agent, any Additional First Lien Obligations Agent or any co-trustee or agent of the First Lien Security Agent or any Additional First Lien Obligations Agent in connection with any First Lien Document;

Second, to the First Lien Administrative Agent and any Additional First Lien Obligations Agent, administrative agent or trustee for the Additional First Lien Obligations for application to the payment of all outstanding First Lien Priority Obligations in such order as may be provided in the First Lien Documents in an amount sufficient to result in Discharge of First Lien Obligations;

Third, if any Additional Second Lien Obligations have been issued, to the payment of all amounts payable under the Second Lien Documents on account of the Second Lien Security Agent’s or any Additional Second Lien Obligations Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Second Lien Security Agent, any Additional Second Lien Obligations Agent or any co-trustee or agent of the Second Lien Security Agent or any Additional Second Lien Obligations Agent in connection with any Second Lien Document;

Fourth, if any Additional Second Lien Obligations have been issued, to the Additional Second Lien Obligations Agent, administrative agent or trustee for the Second Lien Obligations for application to the payment of all outstanding Second Lien Priority Obligations in such order as may be provided in the Second Lien Documents in an amount sufficient to result in Discharge of Second Lien Obligations;

Fifth, to the payment of all amounts payable under the Revolving Facility Documents on account of the Revolving Facility Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Revolving Facility Agent or any co-trustee or agent of the Revolving Facility Agent in connection with any Revolving Facility Document;

Sixth, to the Revolving Facility Agent for application to the payment of all outstanding Revolving Facility Priority Obligations in such order as may be provided in the Revolving Facility Documents in an amount sufficient to result in Discharge of Revolving Facility Obligations; and

Seventh, to the First Lien Administrative Agent and any Additional First Lien Obligations Agent, administrative agent or trustee for the Additional First Lien Obligations for application to the payment of all outstanding Excess First Lien Obligations that are then due and payable in such order as may be provided in the First Lien Documents in an amount sufficient to pay in full in cash all outstanding Excess First Lien Obligations that are then due and payable;

Eighth, if any Additional Second Lien Obligations have been issued, to the Additional Second Lien Obligations Agent, administrative agent or trustee for the Second Lien Obligations for application to the payment of all outstanding Excess Second Lien Obligations that are then due and payable in such order as may be provided in the Second Lien Documents in an amount sufficient to pay in full in cash all outstanding Excess Second Lien Obligations that are then due and payable;

Ninth, to the Revolving Facility Agent for application to the payment of all outstanding Excess Revolving Facility Obligations that are then due and payable in such order as may be provided in the Revolving Facility Documents in an amount sufficient to pay in full in cash all outstanding Excess Revolving Facility Obligations that are then due and payable; and

Tenth, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(b) In connection with the application of Proceeds pursuant to Section 7.1(a), except as otherwise directed by the Required Lenders (or equivalent term) under (and as defined in) the First Lien Documents, the First Lien Security Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

(c) If the First Lien Security Agent or any First Lien Secured Party collects or receives any Proceeds of Revolving Facility Priority Collateral in connection with such Notes Priority Collateral Enforcement Action that should have been applied to the payment of the Revolving Facility Obligations in accordance with Section 7.2(a), whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such First Lien Secured Party will forthwith deliver the same to the Revolving Facility Agent, for the account of the holders of the Revolving Facility Obligations, to be applied in accordance with Section 7.2(a). Until so delivered, such Proceeds will be held by that First Lien Secured Party for the benefit of the holders of the Revolving Facility Obligations.

7.2. Application of Proceeds in Distributions by the Revolving Facility Agent.

(a) The Revolving Facility Agent will apply the Proceeds of any Revolving Facility Priority Collateral Enforcement Actions and, after the Discharge of First Lien Obligations and, if any Additional Second Lien Obligations have been issued, the Discharge of Second Lien Obligations, the Proceeds of any collection, sale, foreclosure or other realization of any Notes Priority Collateral by the Revolving Facility Agent as expressly permitted hereunder, and the Proceeds of any title insurance policy insuring any Revolving Facility Priority Collateral (and, after the Discharge of First Lien Obligations and, if any Additional Second Lien Obligations have been issued, the Discharge of Second Lien Obligations, any title insurance insuring any Notes Priority Collateral) required under any Revolving Facility Document permitted to be received by it, in the following order of application:

First, to the payment of all amounts payable under the Revolving Facility Documents on account of the Revolving Facility Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Revolving Facility Agent or any co-trustee or agent of the Revolving Facility Agent in connection with any Revolving Facility Document;

Second, to the Revolving Facility Agent for application to the payment of all outstanding Revolving Facility Priority Obligations in such order as may be provided in the Revolving Facility Documents in an amount sufficient to result in Discharge of Revolving Facility Obligations;

Third, to the payment of all amounts payable under the First Lien Documents on account of the First Lien Security Agent’s or any Additional First Lien Obligations Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the First Lien Security Agent, any Additional First Lien Obligations Agent or any co-trustee or agent of the First Lien Security Agent or any Additional First Lien Obligations Agent in connection with any First Lien Document;

Fourth, to the First Lien Administrative Agent and any Additional First Lien Obligations Agent, administrative agent or trustee for the Additional First Lien Obligations for application to the payment of all outstanding First Lien Priority Obligations in such order as may be provided in the First Lien Documents in an amount sufficient to result in Discharge of First Lien Obligations;

Fifth, if any Additional Second Lien Obligations have been issued, to the payment of all amounts payable under the Second Lien Documents on account of the Second Lien Security Agent’s or any Additional Second Lien Obligations Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Second Lien Security Agent, any Additional Second Lien Obligations Agent or any co-trustee or agent of the Second Lien Security Agent or any Additional Second Lien Obligations Agent in connection with any Second Lien Document;

Sixth, if any Additional Second Lien Obligations have been issued, to the Additional Second Lien Obligations Agent, administrative agent or trustee for the Second Lien Obligations for application to the payment of all outstanding Second Lien Priority Obligations in such order as may be provided in the Second Lien Documents in an amount sufficient to result in Discharge of Second Lien Obligations;

Seventh, to the Revolving Facility Agent for application to the payment of all outstanding Excess Revolving Facility Obligations that are then due and payable in such order as may be provided in the Revolving Facility Documents in an amount sufficient to pay in full in cash all outstanding Excess Revolving Facility Obligations that are then due and payable;

Eighth, to the First Lien Administrative Agent and any Additional First Lien Obligations Agent, administrative agent or trustee for the Additional First Lien Obligations for application to the payment of all outstanding Excess First Lien Obligations that are then due and payable in such order as may be provided in the First Lien Documents in an amount sufficient to pay in full in cash all outstanding Excess First Lien Obligations that are then due and payable;

Ninth, if any Additional Second Lien Obligations have been issued, to the Additional Second Lien Obligations Agent, administrative agent or trustee for the Second Lien Obligations for application to the payment of all outstanding Excess Second Lien Obligations that are then due and payable in such order as may be provided in the Second Lien Documents in an amount sufficient to pay in full in cash all outstanding Excess Second Lien Obligations that are then due and payable; and

Tenth, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the other applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(b) In connection with the application of Proceeds pursuant to Section 7.2(a), except as otherwise directed by the Required Lenders (or equivalent term) under (and as defined in) the Revolving Facility Documents, the Revolving Facility Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

(c) If the Revolving Facility Agent or any Revolving Facility Secured Party collects or receives any Proceeds of Notes Priority Collateral in connection with such Revolving Facility Priority Collateral Enforcement Action that should have been applied to the payment of the First Lien Obligations in accordance with Section 7.1(a), or the Second Lien Obligations in accordance with Section 7.3(a), whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Revolving Facility Secured Party will forthwith deliver the same to the First Lien Security Agent or the Second Lien Security Agent, as the case may be, for the account of the holders of the First Lien Obligations or the Second Lien Obligations, as the case may be, to be applied in accordance with Section 7.1(a) or Section 7.3(a), as the case may be. Until so delivered, such Proceeds will be held by that Revolving Facility Secured Party for the benefit of the holders of the First Lien Obligations or the Second Lien Obligation, as the case may be.

7.3. Application of Proceeds in Distributions by the Second Lien Security Agent.

(a) If any Additional Second Lien Obligations have been issued, the Second Lien Security Agent will, after the Discharge of First Lien Obligations, apply the Proceeds of any Notes Priority Collateral Enforcement Action and, after the Discharge of Revolving Facility Obligations and the Discharge of First Lien Obligations, the Proceeds of any collection, sale, foreclosure or other realization of any Revolving Facility Priority Collateral by the Second Lien Security Agent as expressly permitted hereunder, and, in each case the Proceeds of any title insurance policy insuring any Notes Priority Collateral (or, after the Discharge of Revolving Facility Obligation, any Revolving Facility Priority Collateral) required under any Second Lien Document, in the following order of application:

First, to the payment of all amounts payable under the Second Lien Documents on account of the Second Lien Security Agent’s or any Additional Second Lien Obligations Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Second Lien Security Agent, any Additional Second Lien Obligations Agent or any co-trustee or agent of the Second Lien Security Agent or any Additional Second Lien Obligations Agent in connection with any Second Lien Document;

Second, to the Additional Second Lien Obligations Agent, administrative agent or trustee for the Second Lien Obligations for application to the payment of all outstanding Second Lien Priority Obligations in such order as may be provided in the Second Lien Documents in an amount sufficient to result in Discharge of Second Lien Obligations;

Third, to the payment of all amounts payable under the Revolving Facility Documents on account of the Revolving Facility Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Revolving Facility Agent or any co-trustee or agent of the Revolving Facility Agent in connection with any Revolving Facility Document;

Fourth, to the Revolving Facility Agent for application to the payment of all outstanding Revolving Facility Priority Obligations in such order as may be provided in the Revolving Facility Documents in an amount sufficient to result in Discharge of Revolving Facility Obligations;

Fifth, to the First Lien Administrative Agent and any Additional First Lien Obligations Agent, administrative agent or trustee for the Additional First Lien Obligations for application to the payment of all outstanding Excess First Lien Obligations that are then due and payable in such order as may be provided in the First Lien Documents in an amount sufficient to pay in full in cash all outstanding Excess First Lien Obligations that are then due and payable;

Sixth, to the Additional Second Lien Obligations Agent, administrative agent or trustee for the Second Lien Obligations for application to the payment of all outstanding Excess Second Lien Obligations that are then due and payable in such order as may be provided in the Second Lien Documents in an amount sufficient to pay in full in cash all outstanding Excess Second Lien Obligations that are then due and payable;

Seventh, to the Revolving Facility Agent for application to the payment of all outstanding Excess Revolving Facility Obligations that are then due and payable in such order as may be provided in the Revolving Facility Documents in an amount sufficient to pay in full in cash all outstanding Excess Revolving Facility Obligations that are then due and payable; and

Eighth, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(b) In connection with the application of Proceeds pursuant to Section 7.3(a), except as otherwise directed by the Required Lenders (or equivalent term) under (and as defined in) the Second Lien Documents, the Second Lien Security Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

(c) If the Second Lien Security Agent or any Second Lien Secured Party collects or receives any Proceeds of Revolving Facility Priority Collateral in connection with such Notes Priority Collateral Enforcement Action that should have been applied to the payment of the First Lien Obligations in accordance with Section 7.1(a), or the Revolving Facility Obligations in accordance with Section 7.2(a), whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Second Lien Secured Party will forthwith deliver the same to the First Lien Security Agent, for the account of the holders of the First Lien Obligations, or the Revolving Facility Agent, for the account of the holders of the Revolving Facility Obligations, to be applied in accordance with Section 7.1(a) or Section 7.2(a), as the case may be. Until so delivered, such Proceeds will be held by that Second Lien Secured Party for the benefit of the holders of the First Lien Obligations or Revolving Facility Obligations, as the case may be.

7.4. Mixed Collateral Proceeds. Notwithstanding anything to the contrary contained above or in the definition of the Revolving Facility Priority Collateral or Notes Priority

Collateral, in the event that Proceeds of Collateral are received from (or are otherwise attributable to the value of) a sale or other disposition of Collateral that involves a combination of Revolving Facility Priority Collateral and Notes Priority Collateral where the aggregate sales price is not allocated between the Revolving Facility Priority Collateral and the Notes Priority Collateral (and unless otherwise agreed among the Security Agents), the portion of such Proceeds that shall be allocated as Proceeds of Revolving Facility Priority Collateral for purposes of this Agreement shall be an amount equal to the net book value of such Revolving Facility Priority Collateral (except in the case of Accounts which amount shall be equal to the face amount of such Accounts). In addition, notwithstanding anything to the contrary contained above or in the definition of the Revolving Facility Priority Collateral or Notes Priority Collateral, to the extent Proceeds of Collateral are Proceeds received from (or are otherwise attributable to the value of) the sale or disposition of all or substantially all of the Capital Stock of any of the Subsidiaries of Holdings which is a Grantor, or all or substantially all of the assets of any such Subsidiary, where the aggregate sales price is not allocated between the Revolving Facility Priority Collateral and the Notes Priority Collateral (and unless otherwise agreed among the Security Agents), such Proceeds shall constitute (1) first, in an amount equal to the face amount of the Accounts and Payment Intangibles (as described in clause (i) of the definition of Revolving Facility Priority Collateral, and excluding any Accounts and Payment Intangibles to the extent excluded pursuant to said clause (i)) and the net book value of the Inventory owned by such Subsidiary at the time of such sale, Revolving Facility Priority Collateral and (2) second, to the extent in excess of the amounts described in preceding clause (1), Notes Priority Collateral or additional Revolving Facility Priority Collateral in accordance with the respective fair market value of the other Collateral sold. In the event that amounts are received in respect of Capital Stock of or intercompany loans issued to any Grantor in an Insolvency or Liquidation Proceeding, such amounts shall be deemed to be Proceeds received from a sale or disposition of Revolving Facility Priority Collateral and Notes Priority Collateral and shall be allocated as Proceeds of Revolving Facility Priority Collateral and Notes Priority Collateral in proportion to the Revolving Facility Priority Collateral and Notes Priority Collateral owned at such time by the issuer of such Capital Stock or intercompany note.

Section 8.	Miscellaneous.

8.1. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Documents, the Second Lien Documents or the Revolving Facility Documents, the provisions of this Agreement shall govern and control. Each Secured Party acknowledges and agrees that the terms and provisions of this Agreement do not violate any term or provision of its respective First Lien Document, Second Lien Document or Revolving Facility Document.

The parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights granted to any Grantor in any of the other First Lien Documents, Second Lien Documents or Revolving Facility Documents.

8.2. Effectiveness; Continuing Nature of this Agreement; Severability. (a) This Agreement shall become effective when executed and delivered by the parties hereto. Each Security Agent, on behalf of itself and the applicable Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this

Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, this Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable non-bankruptcy law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company and/or any other Grantor shall include the Company and/or such Grantor as debtor and debtor in possession and any receiver or trustee for the Company and/or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

(b) This Agreement shall terminate and be of no further force and effect:

(i) with respect to the Revolving Facility Agent, the Revolving Facility Secured Parties and the Revolving Facility Obligations, upon the Discharge of Revolving Facility Obligations and payment of the Excess Revolving Facility Obligations, subject to the rights of the Revolving Facility Secured Parties under Section 8.17;

(ii) with respect to the First Lien Security Agent, the First Lien Secured Parties and the First Lien Obligations, upon the Discharge of First Lien Obligations and payment of the Excess First Lien Obligations, subject to the rights of the First Lien Secured Parties under Section 8.17; and

(iii) if any Additional Second Lien Obligations have been issued, with respect to the Second Lien Security Agent, the Second Lien Secured Parties and the Second Lien Obligations, upon the Discharge of Second Lien Obligations and payment of the Excess Second Lien Obligations, subject to the rights of the Second Lien Secured Parties under Section 8.17.

8.3. Amendments; Waivers. (a) No amendment, modification or waiver of any of the provisions of this Agreement by the First Lien Security Agent, the Revolving Facility Agent or, if any Additional Second Lien Obligations have been issued, the Second Lien Security Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent; provided that (i) additional Grantors may be added as parties hereto in accordance with the provisions of Section 8.16 and (ii) parties (or any Additional Lien Obligations Agent) providing any Additional Lien Obligations may be added as parties hereto in accordance with the provisions of Section 8.19. Notwithstanding the provisions of any other First Lien Document, Second Lien Document or Revolving Facility Document, the Directing First Lien Security Agent, the Directing Second Lien Security Agent or the Revolving Facility Agent may make any amendments, restatements, amendment and restatements, supplements or other modifications to this Agreement to correct any ambiguity, omission, mistake, defect or inconsistency contained herein without the consent of any other Person; provided that the Company shall be given written notice of any amendment, restatement, amendment and restatement, supplement or other modification of this Agreement promptly after its execution thereof (it being understood that the failure to deliver such notice to the Company shall in no way impact the effectiveness of any such amendment, restatement, amendment and restatement, supplement or modification). Each waiver of the terms of this Agreement, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties hereto making such waiver or the obligations of the other parties hereto to such party making such waiver in any other respect or at any other time. Notwithstanding the foregoing, neither the Company nor any other Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights, obligations, interests or privileges are directly affected or any additional duties or obligations are imposed on it (which includes any amendment to the Grantors’ ability to cause Additional Lien Obligations to constitute First Lien Obligations or Second Lien Obligations, as the Company and/or any other Grantor may designate); provided that the Company shall be given notice of any amendment, restatement, amendment and restatement, supplement or other modification of this Agreement to which it is not a party promptly after the execution and effectiveness thereof (it being understood that the failure to deliver such notice to the Company shall in no way impact the effectiveness of any such amendment, restatement, amendment and restatement, supplement or modification).

(b) It is understood that each Directing Security Agent, without the consent of any Secured Party other than the other Directing Security Agents (provided that the Company shall be given notice of any supplemental agreement described in this clause (b) promptly after the effectiveness thereof (it being understood that the failure to deliver such notice to the Company shall in no way impact the effectiveness of any such amendment, restatement, amendment and restatement, supplement or modification)), may in its discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate (i) to facilitate having any Additional Lien Obligations become First Lien Obligations or Second Lien Obligations, as the case may be, under this Agreement, (ii) to give effect to any amendments contemplated by Section 3.4(j), Section 3.4(k) or Section 4.4(i) in connection with a Permitted Refinancing of First Lien Obligations, Second Lien Obligations or Revolving Facility Obligations, as applicable, and (iii) to establish that the Liens on any Collateral securing such Additional Lien Obligations shall have the same priority (or junior priority) as the Liens on all or any portion of the Collateral securing the First Lien Obligations and Second Lien Obligations, existing immediately prior to the incurrence of the Additional Lien Obligations, which supplemental agreement shall, in the case of preceding clauses (i) and (iii) specify whether such Additional Lien Obligations constitute First Lien Obligations or Second Lien Obligations. Each of the Revolving Facility Agent, the Directing First Lien Security Agent and the Directing Second Lien Security Agent shall execute and deliver a supplemental agreement described in this Section 8.3(b) at the other’s request (or upon the request of the Company) and without the consent of any First Lien Secured Party, Second Lien Secured Party or Revolving Facility Secured Party, and such supplemental agreement may contain additional intercreditor terms applicable solely to the holders of such Additional Lien Obligations vis-à-vis the holders of the relevant obligations hereunder but otherwise without any material modification of this Agreement.

8.4. Information Concerning Financial Condition of Holdings, the Company and its Subsidiaries. The First Lien Security Agent, the other First Lien Secured Parties, the Second Lien Security Agent, the other Second Lien Secured Parties, the Revolving Facility Agent and

the other Revolving Facility Secured Parties, shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Company and its Subsidiaries and all endorsers and/or guarantors of any of the First Lien Obligations, the Second Lien Obligations and the Revolving Facility Obligations and (b) all other circumstances bearing upon the risk of nonpayment of any of the Revolving Facility Obligations, the First Lien Obligations and the Second Lien Obligations. No Security Agent or its respective Secured Parties shall have any duty to advise the other Security Agents or their respective Secured Parties of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any of the First Lien Security Agent or any of the other First Lien Secured Parties, the Second Lien Security Agent or any of the other Second Lien Secured Parties, or the Revolving Facility Agent or any of the other Revolving Facility Secured Parties, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party hereto, it or they shall be under no obligation (w) to make, and such informing party shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5. Submission to Jurisdiction; Waivers.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND THE SECURED PARTIES RETAIN THE RIGHT TO BRING PROCEEDINGS AGAINST THE COMPANY AND ANY OTHER GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(c) TO THE EXTENT PERMITTED BY LAW, EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 8.6. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY LOAN DOCUMENT THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

8.6. Notices. All notices to the Revolving Facility Secured Parties, the First Lien Secured Parties and the Second Lien Secured Parties permitted or required under this Agreement shall also be sent to the Revolving Facility Agent, the Directing First Lien Security Agent and the Directing Second Lien Security Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or U.S. mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the U.S. mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.7. Further Assurances. The First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, and the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and each Grantor, agrees that each of them shall take such further action and shall execute (without recourse or warranty) and deliver such additional documents and instruments (in recordable form, if requested) as the Directing First Lien Security Agent, the Directing Second Lien Security Agent or the Revolving Facility Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.8. APPLICABLE LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

8.9. Binding on Successors and Assigns. This Agreement shall be binding upon the parties hereto, the First Lien Secured Parties, the Second Lien Secured Parties, the Revolving Facility Secured Parties and their respective successors and assigns.

8.10. Specific Performance. Each of the First Lien Security Agent, the Second Lien Security Agent and the Revolving Facility Agent may demand specific performance of this Agreement. The First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, and the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Security Agent, the Second Lien Security Agent or the Revolving Facility Agent, as the case may be.

8.11. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.13. Authorization; No Conflict. Each of the Secured Parties party hereto represents and warrants to all other parties hereto that the execution, delivery and performance by or on behalf of such Secured Party has been duly authorized by all necessary action, corporate or otherwise, does not violate any requirement of law or any agreement or instrument by which such party is bound, and requires no consent of any Governmental Authority or other consent that has not been obtained and is not in full force and effect.

8.14. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the First Lien Secured Parties, the Second Lien Secured Parties and the Revolving Facility Secured Parties and each of their respective successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder other than the Grantors under Section 3.1, Section 3.2, Section 4.1 and Section 4.2 (in each case, solely with respect to the standstill periods referred to therein), Section 3.4(a), (b), and (f) and (l), Section 4.4(a) and (b), Section 5.1, Section 6.4, Section 8.3, Section 8.5 through this Section 8.14, Section 8.19 and under any provision hereof purporting to preserve any right of, or directly affecting any Grantor, under this Agreement or any First Lien Document, Second Lien Document or Revolving Facility Document.

8.15. Provisions Solely to Define Relative Rights. (a) The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights and remedies of the First Lien Secured Parties, the Second Lien Secured Parties and the Revolving

Facility Secured Parties. Except as expressly provided in Section 8.14, none of the Grantors or any creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair, as between the Grantors and the First Lien Secured Parties, the Grantors and the Second Lien Secured Parties and the Grantors and the Revolving Facility Secured Parties, the obligations of the Grantors to pay the First Lien Obligations, the Second Lien Obligations and the Revolving Facility Obligations as and when the same shall become due and payable in accordance with their respective terms.

(b) Nothing in this Agreement shall relieve the Company or any other Grantor from the performance of any term, covenant, condition or agreement on the Company’s or such Grantor’s part to be performed or observed under, or in respect of, any of the Collateral granted by such Grantor, or pledged by such Grantor, as security for the applicable Obligations to the extent arising under any of the other First Lien Documents, the other Second Lien Documents or the other Revolving Facility Documents or from any liability (to the extent arising under any of the other First Lien Documents, the other Second Lien Documents or the other Revolving Facility Documents) to any Person under or in respect of any of such Collateral or impose any obligation on any Security Agent to perform or observe any such term, covenant, condition or agreement on the Company’s or such other Grantor’s part to be so performed or observed or impose any liability on any Security Agent for any act or omission on the part of the Company or such other Grantor relative thereto or for any breach of any representation or warranty on the part of the Company or such other Grantor contained in this Agreement or any Revolving Facility Document, First Lien Document or Second Lien Document, or in respect of the Collateral pledged by it. The obligations of the Company and each other Grantor contained in this paragraph shall survive the termination of this Agreement and the discharge of the Company’s or such other Grantor’s other obligations hereunder.

(c) Each of the Security Agents acknowledges and agrees that it has not made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other Revolving Facility Document, other First Lien Document or other Second Lien Document. Except as otherwise provided in this Agreement, each of the Security Agents and the Administrative Agents will be entitled to manage and supervise their respective extensions of credit to any of the Company and its Subsidiaries in accordance with applicable law and such Security Agent’s or Administrative Agent’s usual practices, modified from time to time as they deem appropriate.

8.16. Additional Grantors. The Company will cause each Person that is required by any First Lien Document, Second Lien Document or Revolving Facility Document to guarantee any of the Company’s First Lien Obligations, the Second Lien Obligations and the Revolving Facility Obligations and grant a Lien on any of its property or assets as collateral security for the First Lien Obligations, the Second Lien Obligations and the Revolving Facility Obligations, to become a party to this Agreement for all purposes of this Agreement, by causing such Person to execute and deliver to each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties an Intercreditor Agreement Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this

Agreement as of the date hereof. The Company shall, promptly after the execution and delivery thereof, provide each Security Agent with a copy of each Intercreditor Agreement Joinder executed and delivered pursuant to this Section 8.16.

8.17. Avoidance Issues. If any Revolving Facility Secured Party, First Lien Secured Party or Second Lien Secured Party is required, in any Insolvency or Liquidation Proceeding or otherwise, to turn over or otherwise pay to the estate of the Company or any other Grantor any amount (a “Recovery”), then such Revolving Facility Secured Party, First Lien Secured Party or Second Lien Secured Party, as applicable, shall be entitled to a reinstatement of Revolving Facility Obligations, First Lien Obligations or Second Lien Obligations, as applicable, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

8.18. Subrogation. (a) With respect to the value of any payments or distributions in cash, property or other assets that (i) the Revolving Facility Secured Parties or Revolving Facility Agent pay over to the Directing First Lien Security Agent or any of the other First Lien Secured Parties under the terms of this Agreement with respect to any Notes Priority Collateral, the Revolving Facility Secured Parties and the Revolving Facility Agent shall be subrogated to the rights of the Directing First Lien Security Agent and such other First Lien Secured Parties (if any Additional Second Lien Obligations have been issued following the Discharge of Second Lien Obligations), (ii) the Second Lien Secured Parties or Second Lien Security Agent pay over to the Directing First Lien Security Agent or any of the other First Lien Secured Parties under the terms of this Agreement with respect to any Notes Priority Collateral, the Second Lien Secured Parties and the Second Lien Security Agent shall be subrogated to the rights of the Directing First Lien Security Agent and such other First Lien Secured Parties, (iii) the Second Lien Secured Parties or Second Lien Security Agent pay over to the Directing First Lien Security Agent or any of the other First Lien Secured Parties under the terms of this Agreement with respect to any Revolving Facility Priority Collateral, the Second Lien Secured Parties and the Second Lien Security Agent shall be subrogated to the rights of the Directing First Lien Security Agent and such other First Lien Secured Parties following Discharge of Revolving Facility Obligations; provided that, each of the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, and the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Company and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by the Revolving Facility Agent, the other Revolving Facility Secured Parties, the Second Lien Security Agent or the other Second Lien Secured Parties and required, in accordance with the terms hereof, to be paid over to the Directing First Lien Security Agent or the other First Lien Secured Parties pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce any of the Revolving Facility Obligations or the Second Lien Obligations, as applicable, owed by the Company or any other Grantor under the Revolving Facility Documents or the Second Lien Documents.

(b) If any Additional Second Lien Obligations have been issued, with respect to the value of any payments or distributions in cash, property or other assets that the Revolving Facility Secured Parties or Revolving Facility Agent pay over to the Directing Second Lien Security Agent or any of the other Second Lien Secured Parties under the terms of this Agreement with respect to any Notes Priority Collateral, the Revolving Facility Secured Parties and the Revolving Facility Agent shall be subrogated to the rights of the Directing Second Lien Security Agent and the other Second Lien Secured Parties; provided that, the Revolving Facility Agent, on behalf of itself and the other Revolving Facility Secured Parties, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Second Lien Obligations has occurred. The Company and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by the Revolving Facility Agent or the other Revolving Facility Secured Parties and required, in accordance with the terms hereof, to be paid over to the Directing Second Lien Security Agent or the other Second Lien Secured Parties pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce any of the Revolving Facility Obligations owed by the Company or any other Grantor under the Revolving Facility Documents.

(c) With respect to the value of any payments or distributions in cash, property or other assets that (i) the First Lien Secured Parties or First Lien Security Agent pay over to the Revolving Facility Agent or any of the other Revolving Facility Secured Parties under the terms of this Agreement with respect to the Revolving Facility Priority Collateral, the First Lien Secured Parties and the First Lien Security Agent shall be subrogated to the rights of the Revolving Facility Agent and the other Revolving Facility Secured Parties and (ii) the Second Lien Secured Parties or Second Lien Security Agent pay over to the Revolving Facility Agent or any of the other Revolving Facility Secured Parties under the terms of this Agreement with respect to the Revolving Facility Priority Collateral, the Second Lien Secured Parties and the Second Lien Security Agent shall be subrogated to the rights of the Revolving Facility Agent and the other Revolving Facility Secured Parties; provided that, each of the First Lien Security Agent, on behalf of itself and the other First Lien Secured Parties, and the Second Lien Security Agent, on behalf of itself and the other Second Lien Secured Parties, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolving Facility Obligations has occurred. The Company and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by the Directing First Lien Security Agent, any other First Lien Secured Parties, the Second Lien Security Agent or any other Second Lien Secured Parties and required, in accordance with the terms hereof, to be paid over to the Revolving Facility Agent or the other Revolving Facility Secured Parties pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce any of the First Lien Obligations or Second Lien Obligations, as applicable, owed by the Company or any other Grantor under the First Lien Documents or Second Lien Documents.

8.19. Additional Lien Obligations. The Grantors will be permitted from time to time to designate as an additional holder of First Lien Obligations and/or Second Lien Obligations hereunder each Person who is, or who becomes or who is to become, the holder of any Additional Lien Obligations. Upon the issuance or incurrence of any such Additional Lien Obligations:

(a) the Company shall deliver to each Security Agent an officer’s certificate stating that the applicable Grantors intend to enter or have entered into an Additional Lien Obligation Agreement and certifying that the issuance or incurrence of such Additional Lien Obligations and the Liens securing such Additional Lien Obligations are permitted by the First Lien Credit Agreement, the Revolving Facility Credit Agreement and each then extant Additional First Lien Obligations Agreement and Additional Second Lien Obligations Agreement, as applicable. Each of the Additional Lien Obligations Agents, the First Lien Security Agent, the Second Lien Security Agent and the Revolving Facility Agent shall be entitled to rely conclusively on the determination of the Company that such issuance and/or incurrence does not violate the provisions of the First Lien Documents, the Second Lien Documents and the Revolving Facility Documents to the extent set forth in such officer’s certificate delivered pursuant to this clause (a); provided, however, that such determination will not affect whether or not each applicable Grantor has complied with its undertakings in the First Lien Documents, the Second Lien Documents or the Revolving Facility Documents;

(b) the Additional Lien Obligations Agent for such Additional Lien Obligations shall execute and deliver to the Security Agents an Intercreditor Agreement Joinder acknowledging that such holders shall be bound by the terms hereof to the extent applicable to First Lien Secured Parties or the Second Lien Secured Parties, as applicable; and

(c) each existing Security Agent shall promptly enter into such documents and agreements (including amendments, restatements, amendments and restatements, supplements or other modifications to this Agreement) as the Company, any existing Security Agent (but no other Secured Party) or the Additional Lien Obligations Agent may reasonably request in order to provide to it the rights, remedies and powers and authorities contemplated hereby, in each case consistent in all respects with the terms of this Agreement.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow any Grantor to incur additional Indebtedness unless otherwise permitted by the terms of each applicable First Lien Document, Second Lien Document and Revolving Facility Document.

8.20. Agreement Among Secured Parties to Coordinate Enforcement.

(a) Each First Lien Secured Party, solely as among themselves in such capacity and solely for their mutual benefit, hereby agrees that the First Lien Security Agent designated as the Directing First Lien Security Agent shall have the sole right and power, as among the First Lien Security Agents and the First Lien Secured Parties, to take and direct any right or remedy with respect to Collateral in accordance with the terms of this Agreement and the relevant First Lien Documents. The First Lien Secured Parties shall be deemed to have irrevocably appointed the Directing First Lien Security Agent as their exclusive agent hereunder. Consistent with such appointment, the First Lien Secured Parties further shall be deemed to have agreed that only the Directing First Lien Security Agent (and not any individual claimholder or group of claimholders) as agent for the First Lien Secured Parties, or any of the Directing First Lien Security Agent’s agents shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement); provided that First Lien Secured Parties may exercise customary rights of setoff against depository or other accounts maintained with them in accordance with the terms of the relevant First Lien Document or applicable law. Specifically, but without limiting the generality of the foregoing, no First Lien Secured Party, other than the Directing First Lien Security Agent, shall be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement), except solely as provided in the proviso in the immediately preceding sentence.

(b) If any Additional Second Lien Obligations have been issued, each Second Lien Secured Party, solely as among themselves in such capacity and solely for their mutual benefit, hereby agrees that the Second Lien Security Agent designated as the Directing Second Lien Security Agent shall have the sole right and power, as among the Second Lien Security Agents and the Second Lien Secured Parties, to take and direct any right or remedy with respect to Collateral in accordance with the terms of this Agreement and the relevant Second Lien Documents. The Second Lien Secured Parties shall be deemed to have irrevocably appointed the Directing Second Lien Security Agent as their exclusive agent hereunder. Consistent with such appointment, the Second Lien Secured Parties further shall be deemed to have agreed that only the Directing Second Lien Security Agent (and not any individual claimholder or group of claimholders) as agent for the Second Lien Secured Parties, or any of the Directing Second Lien Security Agent’s agents shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement); provided that Second Lien Secured Parties may exercise customary rights of setoff against depository or other accounts maintained with them in accordance with the terms of the relevant Second Lien Document or applicable law. Specifically, but without limiting the generality of the foregoing, no Second Lien Secured Party, other than the Directing Second Lien Security Agent, shall be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement), except solely as provided in the proviso in the immediately preceding sentence.

(c) Each Revolving Facility Secured Party, solely as among themselves in such capacity and solely for their mutual benefit, hereby agrees that the Revolving Facility Agent shall have the sole right and power, as among the Revolving Facility Agent and the Revolving Facility Secured Parties, to take and direct any right or remedy with respect to Collateral in accordance with the terms of this Agreement and the relevant Revolving Facility Documents. The Revolving Facility Secured Parties shall be deemed to have irrevocably appointed the Revolving Facility Agent as their exclusive agent hereunder. Consistent with such appointment, the Revolving Facility Secured Parties further shall be deemed to have agreed that only the Revolving Facility Agent (and not any individual claimholder or group of claimholders) as agent for the Revolving Facility Secured Parties, or any of the Revolving Facility Agent’s agents shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement); provided that Revolving Facility Secured Parties may exercise customary rights of setoff against depository or other accounts maintained with them in accordance with the terms of the relevant Revolving Facility Document or applicable law. Specifically, but without limiting the generality of the foregoing, no Revolving Facility Secured Party, other than the Revolving Facility Agent, shall be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement), except solely as provided in the proviso in the immediately preceding sentence.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed by their respective officers or representatives as of the day and year first above written.

INTERLINE BRANDS, INC., as Holdings

By:	/s/ John K. Bakewell
Name:	John K. Bakewell
Title:	Chief Financial Officer

INTERLINE BRANDS, INC., as the Company

By:	/s/ John K. Bakewell
Name:	John K. Bakewell
Title:	Chief Financial Officer

WILMAR FINANCIAL, INC.

By:	/s/ John K. Bakewell
Name:	John K. Bakewell
Title:	President and Chief Financial Officer

GLENWOOOD ACQUISITION LLC

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

JANPAK, LLC

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

[Signature Page to Intercreditor Agreement]

JANPAK OF TEXAS, LLC

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

JANPAK OF SOUTH CAROLINA, LLC

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

ZIP TECHNOLOGY, LLC

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

IBI MERCHANDISING SERVICES, INC.

	By:	/s/ Anthony Scott
	Name:	Anthony Scott
	Title:	President and Secretary

[Signature Page to Intercreditor Agreement]

BANK OF AMERICA, N.A., as Revolving Facility Agent

By:	/s/ John M. Olsen
Name:	John M. Olsen
Title:	Senior Vice President

[Signature Page to Intercreditor Agreement]

BARCLAYS BANK PLC, as First Lien Administrative Agent and as First Lien Security Agent

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[Signature Page to Intercreditor Agreement]

EXHIBIT A

FORM OF

INTERCREDITOR AGREEMENT JOINDER

Reference is made to the Intercreditor Agreement, dated as of March 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among INTERLINE BRANDS, INC., a New Jersey corporation, INTERLINE BRANDS, INC., a Delaware corporation, the other GRANTORS from time to time party thereto, Bank of America, N.A. (“Bank of America”), as Revolving Facility Agent, Barclays Bank PLC, as First Lien Administrative Agent and First Lien Security Agent, and certain other Persons party or that may become party thereto from time to time. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

This Intercreditor Joinder Agreement, dated as of [            ], 201[    ] (this “Joinder Agreement”), is being delivered pursuant to requirements of the Intercreditor Agreement.

1. Joinder. The undersigned, [—], a [—], hereby agrees to become party to the Intercreditor Agreement as an Obligor thereunder for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

2. Agreements. The undersigned Obligor hereby agrees, for the enforceable benefit of all existing and future Revolving Facility Secured Parties, all existing and future First Lien Secured Parties and all existing and future Second Lien Secured Parties that the undersigned is bound by the terms, conditions and provisions of the Intercreditor Agreement to the extent set forth therein.

3. Notice Information. The address of the undersigned Obligor for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is [—], Attention of [—] (Facsimile No. [—], electronic mail address: [—]).

4. Counterparts. This Joinder Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page to this Joinder by facsimile transmission or by email as a “.pdf” or “.tif” attachment shall be as effective as delivery of a manually signed counterpart of this Joinder.

5. Governing Law. THIS JOINDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

6. Loan Document. This Joinder shall constitute a Loan Document, under and as defined in, each of the Revolving Facility Credit Agreement and First Lien Credit Agreement.

7. Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement will apply with like effect to this Intercreditor Agreement Joinder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Intercreditor Agreement Joinder to be duly executed by its authorized representative, and each of the Revolving Facility Agent, the First Lien Security Agent and the Second Lien Security Agent has caused the same to be accepted by its authorized representative, as of the day and year first above written.

Acknowledged and Agreed to by: